As filed with the Securities and Exchange Commission on January 23, 2004.

                                                          Registration No. 33-12
                                                      1940 Act File No. 811-4401
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                         Post-Effective Amendment No. 71                  [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   [X]
                                Amendment No. 72
                        (Check Appropriate box or boxes)


                             NORTH TRACK FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

           250 EAST WISCONSIN AVENUE, SUITE 2000
           MILWAUKEE, WISCONSIN                                    53202
           (Address of Principal Executive Offices)             (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 978-6400

                                David G. Stoeffel
                                    President
                             North Track Funds, Inc.
                            250 East Wisconsin Avenue
                                   Suite 2000
                           Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):
        [ ] immediately upon filing pursuant to paragraph (b)
        [X] on January 30, 2004 pursuant to paragraph (b)
        [_] 60 days after filing pursuant to paragraph (a)(1)
        [_] on [date] pursuant to paragraph (a)(1)
        [_] 75 days after filing pursuant to paragraph (a)(2)
        [_] on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
        [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             NORTH TRACK FUNDS, INC.

     This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment risks and strategies, portfolio management, buying and selling shares and other information about the Funds.

     North Track Funds, Inc. ("North Track") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. This Prospectus describes shares available in the eight mutual funds (the "Funds") of North Track listed below. B.C. Ziegler and Company ("Ziegler" or the "Advisor") acts as investment advisor to the Funds and the distributor of their shares.


EQUITY FUNDS:
-------------

[ICON] S&P 100 INDEX FUND

[ICON] PSE TECH 100 INDEX FUND

[ICON] DOW JONES U.S. HEALTH CARE 100 PLUS FUND

[ICON] DOW JONES U.S. FINANCIAL 100 PLUS FUND

[ICON] STRATEGIC ALLOCATION FUND

[ICON] MANAGED GROWTH FUND


BOND FUNDS:
-----------

[ICON] TAX-EXEMPT FUND

[ICON] GOVERNMENT FUND


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 2004.

                                 QUICK REFERENCE

                                                                            PAGE
                                                                            ----

RISK/RETURN INFORMATION:

INVESTMENT OBJECTIVES AND RISKS ASSOCIATED WITH THE FUNDS

SPECIFIC INVESTMENT OBJECTIVES, STRATEGIES, RISKS, EXPENSES AND
PERFORMANCE INFORMATION FOR:

                  S&P 100 Index Fund
                  PSE Tech 100 Index Fund
                  Dow Jones U.S. Health Care 100 Plus Fund
                  Dow Jones U.S. Financial 100 Plus Fund
                  Managed Growth Fund
                  Strategic Allocation Fund
                  Tax-Exempt Fund
                  Government Fund

ADDITIONAL RISKS ASSOCIATED WITH INVESTMENT SECURITIES PURCHASED
  BY THE FUNDS

NORTH TRACK'S INVESTMENT MANAGEMENT:

INVESTMENT ADVISOR
SUB-ADVISOR
PORTFOLIO MANAGEMENT

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR
  SELL SHARES:

HOW TO BUY FUND SHARES (INCLUDING SALES CHARGES AND
  COMBINED PURCHASE PROGRAMS)
HOW TO REDEEM FUND SHARES
HOW TO EXCHANGE BETWEEN FUNDS
HOW TO BEGIN A SYSTEMATIC INVESTMENT PLAN
HOW TO BEGIN A SYSTEMATIC WITHDRAWAL PLAN
IRA AND OTHER RETIREMENT PLAN PROGRAMS

FINANCIAL HIGHLIGHTS:

S&P 100 PLUS FUND
PSE TECH 100 INDEX FUND
DOW JONES U.S. HEALTH CARE 100 PLUS FUND
DOW JONES U.S. FINANCIAL 100 PLUS FUND
MANAGED GROWTH FUND
TAX-EXEMPT FUND
GOVERNMENT FUND

          RISK/RETURN INFORMATION; INVESTMENT OBJECTIVES AND STRATEGIES

THE FUNDS

     North Track offers investors ten distinct mutual fund choices. This prospectus describes the eight Funds listed on the front cover page.

PRINCIPAL RISKS COMMON TO ALL FUNDS

     Certain securities in which the Funds invest and strategies in which they engage involve special considerations and risks. The table below describes some of the general risks associated with common stocks and bonds in which the Funds commonly invest.

COMMON STOCKS                             BONDS

MARKET RISK - Common stock prices         INTEREST RATE RISK - The value of
overall will rise and fall over short     bonds typically moves in the opposite
and even extended periods. The stock      direction of interest rates. Bonds of
markets tend to move in cycles, and a     longer maturities are affected to a
Fund's net asset value will fluctuate     greater degree by changes in interest
with these market changes.                rates than bonds of shorter
                                          maturities.
OBJECTIVE RISK - Objective risk is
the risk that a Fund's common stocks      CREDIT RISK - The creditworthiness of
may not fluctuate in the same manner      issuers of bonds could deteriorate
as the stock markets. This is because     because of: (1) general economic
each of the stock Funds selects           conditions; (2) developments
common stocks for investment in           affecting the industry in which the
accordance with defined objectives        borrower of the bond proceeds
and policies. A Fund may focus on one     operates; or (3) developments
or more of the following                  affecting the borrower uniquely. Such
characteristics: (1) specified sizes      a deterioration causes a higher risk
of companies; (2) companies included      of default on interest and principal
on certain stock indices; (3)             payments, and likely would cause a
companies in certain industries or        Fund's bonds to decline in value.
market sectors; or (4) companies
meeting other specified criteria.
Because of this selection process, a
Fund may hold common stocks that are
not representative of the overall
stock market.

     Other principal risks specific to each Fund are discussed in the following information about the individual Funds. Risks associated with special investment strategies and techniques used by some of the Funds are discussed below under the subheading "Additional Investment Practices and Risks."

     Money you invest in the Funds is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the Funds, you assume risk, and you could lose money.

S&P 100 INDEX FUND

     INVESTMENT OBJECTIVE. The S&P 100 Index Fund seeks a total return from dividends and capital gains that, before deducting the Fund's operating expenses, replicates the total return of the S&P 100 Index. The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. The corporations whose stocks are included in the S&P 100 Index are some of the largest U.S. companies based on market capitalization. These companies span a broad spectrum of industries.

     INVESTMENT STRATEGY AND PROGRAM. The Fund seeks to achieve its objective primarily by investing in all 100 common stocks included in the S&P 100 Index, in approximately the same proportion as they are held in the Index. When the Advisor receives notification of a change in the composition of the Index, the Advisor makes a corresponding change in the composition of the Fund. Under normal market conditions, the Fund will invest at least 90% of its net assets in the stocks that comprise the S&P 100 Index.

     At times, the Fund may hold uncommitted cash, which may be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the S&P 100 Index, the Advisor may elect to invest up to 10% of its net assets in exchange-traded futures contracts and options on the S&P 100 Index and/or the S&P 500 Index. The Fund may also invest in exchange-traded funds that are based on the S&P 100 Index or S&P 500 Index, subject to regulatory limitations, and in options on such exchange-traded funds. This practice is commonly referred to as "equitizing cash." For an expanded discussion of these options and futures instruments and the risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

     Although the assets of the Fund may not exactly match the composition of the S&P 100 Index, the Fund's total return (before deducting its expenses) is expected to be highly correlated to that of the Index, with the variation in performance being less than 5% on an annual basis. In other words, the Fund's annual total return before expenses is expected to be within 95% to 105% of the annual return of the S&P 100 Index. As part of managing the Fund on a daily basis, the Advisor will evaluate the likelihood that the Fund's future performance will be within acceptable ranges of variation as measured by appropriate statistical methods. If the Advisor determines that the risk of potential future variation is unacceptable, the Advisor will take prompt corrective action.

     INVESTMENT RISKS

     MARKET AND OBJECTIVE RISKS. The Fund is subject to market risk. The objective risk is that large capitalization stocks included in the S&P 100 Index may trail returns from the overall stock market for short or extended periods.

     IMPERFECT CORRELATION. Although the Advisor seeks to replicate the performance of the S&P 100 Index, the Fund's performance will not precisely track the S&P 100 Index in all market conditions. Unlike the Index, the Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that replicates the composi-tion of the Index, and also incurs other fees and operating expenses. Because the Fund incurs such fees and expenses it cannot outperform the S&P 100 Index.

     OPTIONS AND FUTURES STRATEGIES. Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date. Finally, the Fund's options and futures strategies expose it to the correlation risks discussed above.

     CHANGE IN INVESTMENT OBJECTIVE. The investment objective of the Fund is non-fundamental. Thus, the Fund is subject to the risk that its investment objective may be changed by North Track's Board of Directors without shareholder approval, upon at least 60 days' advance written notice to shareholders.

     PERFORMANCE INFORMATION. The information in the bar chart and table below provides you with some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual total returns compare with a broad measure of market performance. You should bear in mind that past performance is not an indication of future results. In addition, the Fund's investment objective and principal strategies have changed as of January 2004. Prior to such date, the Fund sought a total return (before deducting its operating expenses) that exceeded the total return of the S&P 100 Index and employed overweighting and underweighting strategies in an attempt to achieve such a return.

     The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past 10 calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURNS


                                   [BAR CHART]


1.11%   36.71%  22.42%  26.78%  32.31%  32.32% -12.93% -15.11% -23.68%  24.90%
------------------------------------------------------------------------------
1994    1995    1996    1997    1998    1999    2000    2001    2002    2003


--------------------------------------------------------------------------------
     HIGHEST QUARTERLY RETURN:                    LOWEST QUARTERLY RETURN:
     22.73%, 4th Quarter 1998                    -16.83%, 3rd Quarter 2002
--------------------------------------------------------------------------------

     The following table compares the average annual total returns on Class A, Class B, and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
                                                                           1 YEAR      5 YEARS      10 YEARS
                                                                           ------      -------      --------
CLASS A:
Return Before Taxes                                                        18.34%       -2.45%         9.63%
Return After Taxes on Distributions                                        18.21%       -2.66%        8.83%
Return After Taxes on Distributions and Sale of Fund Shares                12.09%       -2.13%        8.10%
----------------------------------------------------------------------------------------------------------------
S&P 100 Index (reflects no deduction for fees, expenses or taxes)*         26.29%       -0.44%       11.81%

                                                                                                 SINCE INCEPTION
CLASS B:                                                                   1 YEAR      5 YEARS      (7/27/98)
                                                                           ------      -------      ---------
Return Before Taxes                                                        18.95%       -2.50%       -0.83%
----------------------------------------------------------------------------------------------------------------
S&P 100 Index (reflects no deduction for fees, expenses or taxes)*         26.24%       0.44%         1.00%

                                                                                                 SINCE INCEPTION
CLASS C:                                                                   1 YEAR                   (5/8/00)
                                                                           ------                   --------
Return Before Taxes                                                        23.02%                    -8.96%
----------------------------------------------------------------------------------------------------------------
S&P 100 Index (reflects no deduction for fees, expenses or taxes)*         26.24%                    -7.15%

-----------------------

* The S&P 100 Index is a broad based stock index comprised of 100 common stocks for which options trade on the U.S. stock exchanges. It is a subset of the S&P 500 Index. Over the long term, the S&P 100 Index historically has closely tracked the S&P 500 Index, which is designed to be representative of the stock market as a whole.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                   CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
                                                   --------------      --------------     --------------
Maximum Sales Charge (Load) Imposed                    5.25%               None               None
on Purchases (as a percentage of offering
price)(1)

Maximum Sales Charge (Load) Imposed                    None                None               None
on Reinvested Dividends

Contingent Deferred Sales Charge (Load)                None                5.00%              1.00%
(as a percentage of original purchase price
or redemption proceeds, whichever is
less)(2)

Redemption Fees ($12.00 charge for each                None                None               None
wire redemption)

Exchange Fee                                           None                None               None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)      CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
                                                   --------------      --------------     --------------
Management Fees                                        0.40%               0.40%              0.40%

Distribution and Service (12b-1) Fees                  0.25%               1.00%              1.00%

Other Expenses                                         0.51%               0.50%              0.50%
                                                      -----               -----              -----

Annual Fund Operating Expenses                         1.16%               1.90%              1.90%
                                                      =====               =====              =====

-----------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;

          o    Your investment has a 5% return each year; and

          o    The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                      ------     -------     -------     --------
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

Class A shares                                         $637       $874       $1,130       $1,860

Class B shares                                         $693       $897       $1,126       $2,029*

Class C shares                                         $293       $597       $1,026       $2,222

IF YOU DO NOT SELL YOUR SHARES:

Class B shares                                         $193       $597       $1,026       $2,029*

Class C shares                                         $193       $597       $1,026       $2,222

------------------------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

PSE TECH 100 INDEX FUND

     INVESTMENT OBJECTIVE. The PSE Tech 100 Index Fund seeks a total return, before operating expenses of the Fund are deducted, that replicates the total return of the Pacific Exchange Technology Stock Index (the "PSE Technology Index"). The PSE Technology Index, which consists of common stocks of 100 technology companies, is widely recognized as a benchmark for the technology sector of the United States stock market.

     INVESTMENT STRATEGY AND PROGRAM. The Fund seeks to achieve its objective primarily by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. However, the Fund is not required to invest its assets so as to meet any specified coefficient of correlation to the Index. The Fund will maintain at least 90% of its net assets in the stocks that comprise the PSE Technology Index, except that the percentage of its assets so invested temporarily (and in any event for a period of not more than five trading days) may fall below the 90% mark if the Fund receives cash inflows that it cannot invest immediately in units of common stocks that replicate the Index.

     From time to time up to 5% of the Fund's total assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the PSE Technology Index. In order to help the performance of the Fund more closely replicate the performance of the PSE Technology Index, the Fund may invest up to 10% of its total assets in exchange-traded index futures contracts and index options, including futures contracts and options on the Nasdaq 100 Index. Subject to regulatory limitations, the Fund may also invest in exchange-traded funds that are based on the Nasdaq 100 Index or, should they become available, on the PSE Technology Index, or that otherwise track closely to the PSE Technology Index, and in options on such exchange-traded funds. For a more detailed explanation of these instruments and certain risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

     Although the assets of the Fund may not exactly match the composition of the PSE Technology Index, the Fund's total return (before deducting its expenses) is expected to be highly correlated to that of the Index, with the variation in performance being less than 5% on an annual basis. In other words, the Fund's annual total return before expenses should be within 95% to 105% of the annual return of the PSE Technology Index. The Advisor, as a component of managing the Fund on a daily basis, considers the likelihood that the Fund's future performance will be within acceptable levels of variation as measured by appropriate statistical methods. If it is determined that the risk of potential future variation is unacceptable, the Advisor will evaluate the reasons and take prompt corrective action.

     INVESTMENT RISKS

     MARKET AND OBJECTIVE RISK. The PSE Technology Index is subject to market risk. Also, the technology market sector experiences increases and decreases generally based on the investing public's often changing attitude toward such sector in contrast to the overall stock market. As a result, the Fund's share price is subject to significant volatility. Moreover, because the PSE Technology Index is price-weighted, the performance of the Index and the Fund will be more sensitive to price movements in higher-priced stocks than in lower-priced stocks. Additionally, the PSE Technology Index includes common stocks of many small to medium sized companies, which historically have been more volatile and less liquid than stocks of larger companies. For these reasons, the Fund may experience more volatility and greater price swings as compared to the stock market generally. See "Additional Investment Practices and Risks."

     CORRELATION RISK. Although the Advisor will attempt to replicate the performance of the PSE Technology Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the Advisor to equitize the Fund's cash positions and short-term investments may not precisely track the performance of the PSE Technology Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the PSE Technology Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the PSE Technology Index.

     INDUSTRY CONCENTRATION. Because the Fund structures its investment portfolio to correspond to the composition of the PSE Technology Index, nearly all of the Fund's investments will consist of technology-based companies. As a result, the Fund is concentrated (i.e., invests more than 25% of its assets) in industries that comprise the technology sector. This concentration exposes the Fund to risks associated with economic conditions in the technology market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. Such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions and rapid technological advances. In addition, if at any time more than 25% of the PSE Technology Index is represented by companies within a single industry, the Fund will also have more than 25% of its assets invested in that industry because of its strategy of investing in the stocks that comprise the Index. Such concentration will expose the Fund to the risks associated with that industry.

     OPTIONS AND FUTURES STRATEGIES. Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date. Finally, the Fund's options and futures strategies expose it to the correlation risks discussed above.

     PERFORMANCE INFORMATION. The information in the bar chart and table below provides you with some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual total returns compare with a broad measure of market performance. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past seven calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURNS


                                   [BAR CHART]


             19.35%  53.98% 114.64% -17.20% -16.33% -33.85%  50.81%
             ------------------------------------------------------
              1997    1998    1999    2000    2001    2002    2003


--------------------------------------------------------------------------------
     HIGHEST QUARTERLY RETURN:                LOWEST QUARTERLY RETURN:
     54.45%, 4th Quarter 1999                -28.94%, 3rd Quarter 2001
--------------------------------------------------------------------------------

     The following table compares the average annual total returns on Class A, Class B and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                            SINCE INCEPTION
                                                            1 YEAR            5 YEARS          (6/10/96)
                                                            ------            -------          ---------
CLASS A:
Return Before Taxes                                         42.89%            7.04%             14.90%
Return After Taxes on Distributions                         42.89%            5.35%             13.18%
Return After Taxes on Distributions and Sale                27.88%            5.45%             12.46%
of Fund Shares
--------------------------------------------------------------------------------------------------------
PSE Technology Index (reflects no deduction                 52.62%            9.44%             16.88%
for fees, expenses or taxes)*


                                                                                            SINCE INCEPTION
                                                            1 YEAR           5 YEARS           (7/27/98)
                                                            ------           -------           ---------
CLASS B:
Return Before Taxes                                         44.69%            7.11%             11.53%
---------------------------------------------------------------------------------------------------------
PSE Technology Index (reflects no deduction
for fees, expenses or taxes)*                               52.62%            9.44%             13.71%


                                                                                           SINCE INCEPTION
                                                            1 YEAR                             (5/8/00)
CLASS C:
Return Before Taxes                                         48.81%                             -11.73%
---------------------------------------------------------------------------------------------------------
PSE Technology Index (reflects no deduction                 52.62%                             -10.16%
for fees, expenses or taxes)*

----------------------------

* The PSE Technology Index consists of 100 common stocks of companies in 13 different industries. The Index is widely recognized as a benchmark for the technology sector of the United States stock market.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

         The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                               --------------    --------------    --------------
Maximum Sales Charge (Load) Imposed                                  5.25%             None              None
on Purchases (as a percentage of offering price)(1)

Maximum Sales Charge (Load) Imposed                                  None              None              None
on Reinvested Dividends

Contingent Deferred Sales Charge (Load)                              None              5.00%             1.00%
(as a percentage of original purchase price or
redemption proceeds, whichever is less)(2)

Redemption Fees ($12.00 charge for each wire redemption)             None              None              None

Exchange Fee                                                         None              None              None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                  CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                               --------------    --------------    --------------
Management Fees                                                      0.33%             0.33%             0.33%

Distribution and Service (12b-1) Fees                                0.25%             1.00%             1.00%

Other Expenses                                                       0.60%             0.60%             0.59%
                                                                   ------            ------            ------
Annual Fund Operating Expenses                                       1.18%             1.93%             1.92%
                                                                   ======            ======            ======

-----------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;

          o    Your investment has a 5% return each year; and

          o    The Fund's operating expenses remain the same.

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                      ------     -------     -------     --------
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

Class A shares                                        $  639      $  880      $1,140      $1,882

Class B shares                                        $  696      $  906      $1,142      $2,059*

Class C shares                                        $  295      $  603      $1,037      $2,243

IF YOU DO NOT SELL YOUR SHARES:

Class B shares                                        $  196      $  606      $1,042      $2,059*

Class C shares                                        $  195      $  603      $1,037      $2,243

---------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

     INVESTMENT OBJECTIVE. The Dow Jones U.S. Health Care 100 Plus Fund seeks a total return from dividends and capital gains that, before deducting the Fund's operating expenses, exceeds the total return of the Dow Jones U.S. Health Care 100 Index (the "Health Care 100 Index").

     DOW JONES U.S. HEALTHCARE SECTOR INDEX. The Healthcare 100 Index consists of a representative subset of 100 stocks from the Dow Jones U.S. Healthcare Sector Index. Dow Jones has designed the Dow Jones U.S. Healthcare Sector Index to measure the aggregate performance of U.S. companies from various industry groups within the healthcare sector, including medical product makers, healthcare providers, biotechnical firms and pharmaceutical companies. The Dow Jones U.S. Healthcare Sector Index is market capitalization weighted based upon the public float of the shares of each component company. As of December 31, 2003, the Index had approximately 177 component stocks. Dow Jones reviews and rebalances the U.S. Healthcare Sector Index annually in January of each year based on closing prices at the end of December of the previous year. Dow Jones first began publishing the U.S. Healthcare Sector Index in February 2000, so it does not have an extensive performance history.

     Dow Jones has designed the Healthcare 100 Index by ranking all of the stocks in the Dow Jones U.S. Healthcare Sector Index in descending order by market capitalization. The top 80 stocks automatically are selected as component stocks for the Healthcare 100 Index. Dow Jones selects 20 additional stocks from the remaining companies with market capitalizations below the top 80 but within the top 120 to fill out the 100 component stocks of the Healthcare 100 Index.

     INVESTMENT STRATEGY AND PROGRAM. The Fund seeks to achieve its objective primarily by investing in the common stocks that are on the Healthcare 100 Index and by employing an overweighting/underweighting strategy and investing in other health care stocks. When the Advisor receives notification of a change in the composition of the Healthcare 100 Index, the Advisor generally makes a corresponding change in the composition of the Fund.

     The Fund is not a true "index fund," insofar as it does not seek to replicate the Healthcare 100 Index. From time to time the Advisor may underweight or overweight the Fund's investments in certain stocks that it believes will underperform or outperform the Healthcare 100 Index. As part of this overweighting/underweighting strategy, the Fund may also use options on individual stocks on the Healthcare 100 Index to enhance its return. The Fund may purchase call options and write (sell) put options on stocks that the Advisor believes will outperform the Index and may purchase put options and write (sell) call options on stocks that the Advisor believes will underperform the Index. In addition, the Advisor may also choose not to invest in some stocks (less than 10) that are on, but expected to underperform, the Healthcare 100 Index and instead invest in other health care stocks that are on the broader Dow Jones U.S. Healthcare Sector Index and are expected to outperform the Healthcare 100 Index. The Advisor will limit these overweighting/underweighting strategies and investments in other health care stocks to not more than 10% of the Fund's total assets in aggregate. Under normal market conditions, at least 85% of the Fund's net assets will be invested in the common stocks that are included the Healthcare 100 Index.

     At times the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on this uncommitted cash which approximates the investment performance of the Healthcare 100 Index, the Advisor may elect to invest in exchange-traded futures contracts and options on the Dow Jones U.S. Healthcare Sector Index and/or the Healthcare 100 Index, if and when they become available. The Fund may also invest in exchange-traded futures contracts on either the S&P 500 Index or Nasdaq indices for this purpose. Subject to regulatory limitations, the Fund may also invest in exchange-traded funds that are based on the Dow Jones U.S. Healthcare Sector Index or, should they become available, on the Healthcare 100 Index, or that otherwise track closely to the Healthcare 100 Index, and in options on exchange-traded funds that track the Dow Jones U.S. Healthcare Sector Index.

     INVESTMENT RISKS

     MARKET AND OBJECTIVE RISKS. The Fund is subject to market risk. Also, stocks included in the Healthcare 100 Index may trail returns from the overall stock market for short or extended periods. Because the Healthcare 100 Index has only a limited operating history, there is uncertainty regarding how well its performance will track the performance of the healthcare sector of the market generally or the Dow Jones U.S. Healthcare Sector Index in particular.

     INDUSTRY CONCENTRATION. Because the Fund structures its investment portfolio largely to approximate the composition of the Health Care 100 Index, nearly all of the Dow Jones U.S. Health Care 100 Plus Fund's investments will consist of healthcare-based companies. As a result, the Fund is concentrated (i.e., invests more than 25% of its assets) in industries that comprise the health care sector. In addition, if a particular industry represents more than 25% of the Health Care 100 Index, the Fund will have a similar percentage of its total assets invested in securities of companies within that same industry. The Fund's overweighting/underweighting strategies may result in greater or lesser industry concentration as compared to the Health Care 100 Index. However, the Advisor will maintain the industry weightings in the Fund's portfolio so that they are not more than 10% above or below the weightings of the industries within the Healthcare 100 Index. For example, if stocks of companies in the pharmaceutical industry represented 35% of the total market capitalization of all companies included in the Health Care 100 Index, then the Advisor would maintain the Fund's position in pharmaceutical stocks within a range of 25% to 45% of the Fund's total assets.

     Such industry concentration exposes the Fund to risks associated with economic conditions affecting the healthcare market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on the sale of healthcare related products and services could experience adverse pricing pressure, and could become increasingly sensitive to downswings in the economy. Many of these companies sell products that are:

          o Subject to approval by the Food and Drug Administration, a process which can be long and costly;

          o Dependent on patent protection the expiration of which could adversely effect profitability;

          o    Susceptible to obsolescence;

          o Subject to extensive litigation based on product liability and similar claims.

     OVERWEIGHTING/UNDERWEIGHTING AND OPTIONS STRATEGIES. Overweighting/underweighting strategies, investments in stocks that are not on the Healthcare 100 Index and the use of stock options involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or out perform the Healthcare 100 Index. If the Advisor's judgment proves correct, the Fund's performance will improve relative to the Healthcare 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Fund's performance will decline relative to the Index.

     IMPERFECT CORRELATION. The Fund's performance will not precisely track that of the Healthcare 100 Index. In addition to the effects of the Advisor's overweighting/underweighting strategies and investments in stocks that are not on the Healthcare 100 Index, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Healthcare 100 Index, the Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composi-tion of the Healthcare 100 Index, and also incurs other fees and operating expenses that adversely affect its return relative to the Healthcare 100 Index.

     NON-DIVERSIFICATION. The Fund is not diversified within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, holds no single stock which accounts for more than 5% of its total assets. The composition of the Healthcare 100 Index will not meet this diversification test at all times. Because the Fund constructs its investment portfolio to approximately parallel the composition of the Healthcare 100 Index, the Fund may from time to time invest a greater percentage of its assets in a single or smaller number of companies than would be the case for a diversified fund. As a result, developments that affect a particular company could have a significant effect on the Fund's performance, and the Fund could experience significant price volatility.

     PERFORMANCE INFORMATION. The information in the bar chart and table below provides you with some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual total returns compare with a broad measure of market performance. You should bear in mind that past performance is not an indication of future results. More extensive performance information is not available because the Fund commenced operations on April 17, 2001.

     The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past two calendar years. Front-end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for the years presented. If the Advisor had not taken those actions, the returns for those years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]


                         -24.47%                  25.33%
                   ------------------------------------------
                          2002                    2003


--------------------------------------------------------------------------------
     HIGHEST QUARTERLY RETURN:                   LOWEST QUARTERLY RETURN:
     13.50%, 2nd Quarter 2003                    -16.10%, 2nd Quarter 2002
--------------------------------------------------------------------------------

     The following table provides some indication of the risks of investing in the Fund by showing how the average annual total returns on Class A, Class B and Class C shares of the Fund compare with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's op-erating expenses. No comparable reductions have been made in the performance presented for the Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                            SINCE INCEPTION
                                                                 1 YEAR         (4/17/01)
                                                                 ------         ---------
CLASS A:

Return Before Taxes                                              18.75%           -0.53%

Return After Taxes on Distributions                              18.75%           -0.61%

Return After Taxes on Distributions and Sale of                  12.19%           -0.50%
Fund Shares
----------------------------------------------------------------------------------------
Dow Jones US Healthcare 100 Index (reflects no                   27.15%           2.76%
deduction for fees, expenses or taxes)*


CLASS B:
Return Before Taxes                                              19.42%           -0.36%
----------------------------------------------------------------------------------------
Dow Jones US Healthcare 100 Index (reflects no                   27.15%           2.76%
deduction for fees, expenses or taxes)*

CLASS C:

Return Before Taxes                                              23.54%           0.78%
---------------------------------------------------------------------------------------
Dow Jones US Healthcare 100 Index (reflects no                    7.15%           2.76%
deduction for fees, expenses or taxes)*

----------------------------

* The Dow Jones US Healthcare 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Healthcare Sector Index. The Dow Jones US Healthcare Sector Index is designed to measure the performance of the health care sector including medical product makers, healthcare providers, biotechnology firms and pharmaceutical companies.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                       --------------     --------------     --------------
Maximum Sales Charge (Load) Imposed on                     5.25%              None               None
Purchases (as a percentage of offering price)(1)

Maximum Sales Charge (Load) Imposed                        None               None               None
on Reinvested Dividends

Contingent Deferred Sales Charge (Load)
(as a percentage of original purchase price                None               5.00%              1.00%
or redemption proceeds, whichever is less)(2)

Redemption Fees ($12.00 charge for each                    None               None               None
wire redemption)

Exchange Fee                                               None               None               None


ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)
                                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                       --------------     --------------     --------------
Management Fees                                            0.55%              0.55%              0.55%

Distribution and Service (12b-1) Fees                      0.25%              1.00%              1.00%

Other Expenses                                             0.95%              0.96%              0.95%
                                                          -----              -----              -----
Annual Fund Operating Expenses                             1.75%              2.51%              2.50%
                                                          =====              =====              =====
Less Fee Waivers and/or Expense
Reimbursement(3)                                          (0.40)%            (0.41)%            (0.40)%
                                                          -----              -----              -----
Net Annual Fund Operating Expenses(3)                      1.35%              2.10%              2.10%
                                                          =====              =====              =====

------------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3) The Advisor contractually has committed to waive fees and/or reimburse expenses from March 1, 2004 through February 28, 2005, so that annual operating expenses for the Fund will not exceed 1.35% of average annual net assets for Class A shares and 2.10% for Class B and Class C shares. Until March 1, 2004, the Advisor is contractually committed to waive fees and/or reimburse expenses so that annual operating expenses for the Fund do not exceed 1.25% for Class A shares and 2.00% for Class B and Class C shares.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;

          o    Your investment has a 5% return each year; and

          o    The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                      ------     -------     -------     --------
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

Class A shares                                        $  655     $1,010       $1,389      $2,448

Class B shares                                        $  713     $1,043       $1,399      $2,628*

Class C shares                                        $  313     $  740       $1,295      $2,806

IF YOU DO NOT SELL YOUR SHARES:

Class B shares                                        $  213     $  743       $1,299      $2,628*

Class C shares                                        $  213     $  740       $1,295      $2,806

------------------------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

     INVESTMENT OBJECTIVE. The Dow Jones U.S. Financial 100 Plus Fund seeks a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the Dow Jones U.S. Financial 100 Index (the "Financial 100 Index").

     DOW JONES U.S. FINANCIAL SECTOR INDEX. The Financial 100 Index is a subset of the stocks included in the Dow Jones U.S. Financial Sector Index. Dow Jones has designed the Dow Jones U.S. Financial Sector Index to measure the performance of the financial services industry segment of the U.S. equity market. The Dow Jones U.S. Financial Sector Index is market capitalized weighted based upon the public float of the shares of each component company. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. As of December 31, 2003, the Index had approximately 294 component stocks. Dow Jones reviews and rebalances the U.S. Financial Sector Index annually in January of each year based on closing prices at the end of December of the previous year. Dow Jones first published this Index in February 2000, so it does not have an extensive performance history.

     Dow Jones has designed the Financial 100 Index by ranking all of the Dow Jones U.S. Financial Sector Index stocks in descending order by market capitalization. The top 80 stocks automatically are selected as component stocks for the Financial 100 Index. Dow Jones selects 20 additional stocks from the remaining companies with market capitalizations below the top 80 but within the top 120 to fill out the 100 component stocks of the Financial 100 Index, and in options on such exchange-traded funds.

     INVESTMENT STRATEGY AND PROGRAM. The Fund seeks to achieve its objective primarily by investing in the common stocks that are on the Financial 100 Index and by employing an overweighting/underweighting strategy and investing in other financial services stocks. When the Advisor receives notification of a change in the composition of the Financial 100 Index, the Advisor generally makes a corresponding change in the composition of the Fund.

     The Fund is not a true "index fund," insofar as it does not seek to replicate the Financial 100 Index. From time to time the Advisor may underweight or overweight the Fund's investments in certain stocks that it believes will under perform or out perform the Financial 100 Index. As part of its overweighting/underweighting strategy, the Fund may also use options on individual stocks on the Financial 100 Index to enhance its return. The Fund may purchase call options and write (sell) put options on stocks that the Advisor believes will outperform the Index and may purchase put options and write (sell) call options on stocks that the Advisor believes will underperform the Index. In addition, the Advisor may also choose not to invest in some stocks (less than 10) that are on, but expected to underperform, the Financial 100 Index and instead invest in other financial services stocks that are on the broader Dow Jones U.S. Financial Sector Index and expected to outperform the Financial 100 Index. The Advisor will limit these overweighting/underweighting strategies to not more than 10% of the Fund's total assets in aggregate. Under normal market conditions, at least 85% of the Fund's net assets will be invested in common stocks that are included in the Financial 100 Index.

     At times, the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the Financial 100 Index, the Advisor may elect to invest in exchange-traded futures contracts and options on the Dow Jones U.S. Financial Sector Index and/or the Financial 100 Index, if and when they become available. The Fund may also invest in exchange-traded futures contracts on either the S&P 500 or Nasdaq indices for this purpose. Subject to regulatory limitations, the Fund may also invest in exchange-traded funds that are based on the Dow Jones U.S. Financial Sector Index or, should they become available, on the Financial 100 Index, or that otherwise track closely to the Financial 100 Index, and in options on exchange-traded funds that track the Dow Jones U.S. Financial Sector Index.

     INVESTMENT RISKS

     MARKET AND OBJECTIVE RISKS. The Fund is subject to market risk. Also, stocks included in the Financial 100 Index may trail returns from the overall stock market for short or extended periods. Because the Financial 100 Index has only a limited operating history, the ability of this Index to track the performance of the financial services sector of the market generally or the broader Dow Jones U.S. Financial Sector Index in particular is uncertain.

     INDUSTRY CONCENTRATION. Because the Fund structures its investment portfolio largely to approximate the composition of the Financial 100 Index, nearly all of the Dow Jones U.S. Financial 100 Plus Fund's investments will consist of financial services based companies. As a result, the Fund is concentrated (i.e., invests more than 25% of its assets) in industries that comprise the financial services sector. In addition, if a particular industry represents more than 25% of the Financial 100 Index, the Fund will have a similar percentage of its total assets invested in securities of companies within that same industry. The Fund's overweighting/underweighting strategies may result in greater or lesser industry concentration as compared to the Financial 100 Index. However, the Advisor will maintain the industry weightings in the Fund's portfolio so that they are not more than 10% above or below the weightings of the industries within the Financial 100 Index. For example, if stocks of companies in the banking industry represented 30% of the total market capitalization of all companies included in the Financial 100 Index, then the Advisor would maintain the Fund's position in banking stocks within a range of 20% to 40% of the Fund's total assets.

     This industry concentration exposes the Fund to risks associated with economic conditions in the financial services sector. Those risks include the following, among others:

          o Government Regulation. Companies in the financial services sector are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

          o Interest Rate Increases. The profitability of companies in this sector is adversely affected by increases in interest rates.

          o Loan Losses. The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

          o Consolidation and Competition. Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector.

     OVERWEIGHTING/UNDERWEIGHTING AND OPTIONS STRATEGIES. Overweighting/under-weighting strategies, investments in stocks that are not on the Financial 100 Index and the use of options involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or out perform the Financial 100 Index. If the Advisor's judgment proves correct, the Fund's performance will improve relative to the Financial 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Fund's performance will decline relative to the Index.

     IMPERFECT CORRELATION. The Fund's performance will not precisely track that of the Financial 100 Index. In addition to the effects of the Advisor's overweighting/underweighting strategies and investments in stocks that are not on the Financial 100 Index, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Financial 100 Index, the Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Financial 100 Index, and also incurs other fees and operating expenses that adversely affect its return relative to the Financial 100 Index .

     NON-DIVERSIFICATION. The Fund is not "diversified" within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, holds no single stock which accounts for more than 5% of its total assets. The composition of the Financial 100 Index will not meet this diversification test at all times. Because the Fund constructs its investment portfolio to approximately parallel the composition of the Financial 100 Index, the Fund may from time to time invest a greater percentage of its assets in a single or smaller number of companies than would be the case for a diversified fund. As a result, developments that affect a particular company could have a significant effect on the Fund's performance, and the Fund could experience significant price volatility.

     PERFORMANCE INFORMATION. The information in the bar chart and table below provides you with some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual total returns compare with a broad measure of market performance. You should bear in mind that past performance is not an indication of future results. More extensive performance information is not available because the Fund commenced operations on April 17, 2001.

     The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past two calendar years. Front-end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for the years presented. If the Advisor had not taken those actions, the returns for those years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]


                         -13.90%                 29.88%
                  -------------------------------------------
                          2002                    2003

--------------------------------------------------------------------------------
     HIGHEST QUARTERLY RETURN:                LOWEST QUARTERLY RETURN:
     17.90%, 2nd Quarter 2003                 -16.70%, 3rd Quarter 2002
--------------------------------------------------------------------------------

     The following table provides some indication of the risks of investing in the Fund by showing how the average annual total returns on Class A, Class B and Class C shares of the Fund compare with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                             SINCE INCEPTION
                                                  1 YEAR        (4/17/01)
                                                  ------        ---------
CLASS A:

Return Before Taxes                               23.06%          2.62%

Return After Taxes on Distributions               22.91%          2.28%

Return After Taxes on Distributions and Sale      15.19%          2.04%
----------------------------------------------------------------------------

Dow Jones US Financial 100 Index (reflects no     31.64%          5.96%
deduction for fees, expenses or taxes)*

CLASS B:

Return Before Taxes                               24.05%          2.55%
----------------------------------------------------------------------------
Dow Jones US Financial 100 Index (reflects no     31.64%          5.96%
deduction for fees, expenses or taxes)*

CLASS C:

Return Before Taxes                               27.94%          3.92%
----------------------------------------------------------------------------

Dow Jones US Financial 100 Index (reflects no     31.64%          5.96%
deduction for fees, expenses or taxes)*

----------------------------

* Dow Jones US Financial 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Financial Sector Index. The Dow Jones US Financial Sector Index is designed to measure the performance of the financial services industry segment of the U.S. equity market. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms.

         FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

         The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES                                              CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     --------------     --------------     --------------
Maximum Sales Charge (Load) Imposed                               5.25%              None               None
on Purchases (as a percentage of offering price)(1)

Maximum Sales Charge (Load) Imposed                               None               None               None
on Reinvested Dividends

Contingent Deferred Sales Charge (Load)
(as a percentage of original  purchase price or                   None               5.00%              1.00%
redemption proceeds, whichever is less)(2)

Redemption Fees ($12.00 charge for each wire redemption)          None               None               None

Exchange Fee                                                      None               None               None


ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                              --------------     --------------     --------------
Management Fees                                                   0.55%              0.55%              0.55%

Distribution and Service (12b-1) Fees                             0.25%              1.00%              1.00%

Other Expenses                                                    0.96%              0.97%              0.97%
                                                                 -----              -----              ------
Annual Fund Operating Expenses                                    1.76%              2.52%              2.52%
                                                                 =====              =====              =====
Less Fee Waivers and/or Expense Reimbursement(3)                 (0.41)%            (0.42)%            (0.42)%
                                                                 -----              -----              ------
Net Annual Fund Operating Expenses(3)                             1.35%              2.10%              2.10%
                                                                 =====              =====              =====

--------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3) The Advisor contractually has committed to waive fees and/or reimburse expenses from March 1, 2004 through February 28, 2005, so that annual operating expenses for the Fund will not exceed 1.25% of average annual net assets for Class A shares and 2.10% for Class B and Class C shares. Until March 1, 2004, the Advisor is contractually committed to waive fees and/or reimburse expenses so that annual operating expenses for the Fund do not exceed 1.25% for Class A shares and 2.00% for Class B and Class C shares.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;

          o    Your investment has a 5% return each year; and

          o    The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                      ------     -------     -------     --------
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

Class A shares                                        $  655     $1,012      $1,393      $2,457

Class B shares                                        $  713     $1,045      $1,403      $2,637*

Class C shares                                        $  313     $  745      $1,303      $2,824

IF YOU DO NOT SELL YOUR SHARES:

Class B shares                                        $  213     $  745      $1,303      $2,637*

Class C shares                                        $  213     $  745      $1,303      $2,824

------------------------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

STRATEGIC ALLOCATION FUND

     INVESTMENT OBJECTIVE. The Strategic Allocation Fund seeks capital appreciation from investments in the health care, financial services and technology sectors of the U.S. economy.

     INVESTMENT STRATEGY AND PROGRAM. The Fund seeks to achieve its objective by investing all of its assets in three other North Track mutual funds described in this Prospectus: the Dow Jones U.S. Health Care 100 Plus Fund, the Dow Jones U.S. Financial 100 Plus Fund and the PSE Tech 100 Index Fund (each, an "Underlying Fund"). The Strategic Allocation Fund invests approximately one-third of the net proceeds from the sale of its shares in each Underlying Fund. The Strategic Allocation Fund is passively managed, meaning that assets will not be allocated according to market events or the perceived strength of one sector over another. The Advisor, however, will rebalance the Fund approximately annually to address variations in performance of the Underlying Funds. This rebalancing restores the one-third division of assets in the Underlying Funds.

     The Strategic Allocation Fund is designed for investors who are seeking a diversified indirect investment in stocks of companies across three prominent economic sectors. The Fund offers an opportunity to allocate assets among all three Underlying Funds through ownership of a single Fund.

     UNDERLYING FUNDS. Because the Fund invests all of its assets in the Underlying Funds, we have set forth below information on the investment objective and principal strategies of each Underlying Fund. More detailed information about the Underlying Funds is contained elsewhere in this Prospectus. Ziegler serves as investment adviser to the three Underlying Funds in addition to the Fund.

     Dow Jones U.S. Health Care 100 Plus Fund. The Dow Jones U.S. Health Care 100 Plus Fund seeks a total return from dividends and capital gains that, before deducting the Fund's operating expenses, exceeds the total return of the Dow Jones U.S. Health Care 100 Index. The Dow Jones U.S. Health Care 100 Plus Fund invests primarily in common stocks of companies that are included in the Dow Jones U.S. Health Care 100 Index. For more information, see "Risk/Return Information - Dow Jones U.S. Health Care 100 Plus Fund" above.

     Dow Jones U.S. Financial 100 Plus Fund. The Dow Jones U.S. Financial 100 Plus Fund seeks a total return from dividends and capital gains that, before deducting the Fund's operating expenses, exceeds the total return of the Dow Jones U.S. Financial 100 Index. The Dow Jones U.S. Financial 100 Plus Fund invests primarily in common stocks of companies that are included in the Dow Jones U.S. Financial 100 Index. For more information, see "Risk/Return Information - Dow Jones U.S. Financial 100 Plus Fund" above.

     PSE Tech 100 Index Fund. The PSE Tech 100 Index Fund seeks a total return from dividends and capital gains that, before operating expenses of the Fund are deducted, exceeds the total return of the Pacific Exchange Technology Stock Index. The PSE Tech 100 Index Fund invests in all 100 common stocks included in the Pacific Exchange Technology Stock Index in approximately the same proportions as they are represented in that Index. For more information, see "Risk/Return Information - PSE Tech 100 Index Fund" above.

     INVESTMENT RISKS

     FUND OF FUNDS. The Strategic Allocation Fund, as a "fund of funds," involves certain risks associated with this structure. Because the Fund invests its assets in the three Underlying Funds, its performance is dependent upon the performance of the Underlying Funds. If the Underlying Funds perform poorly, the Fund will perform poorly as well. The Fund is passively managed: its assets will not be allocated to respond to market changes or the perceived strength of one sector or Underlying Fund over another. Proceeds from the sale of Fund shares are invested equally in the Underlying Funds.

     As is common with "funds of funds" arrangements, the aggregate annual operating expenses of the Fund are relatively high. That is because the Fund's expenses include both its own operating expenses and its share of the operating expenses of the Underlying Funds in which the Fund invests. These expenses include the management fees paid by the Fund and the Underlying Funds to the Advisor. As a shareholder of the Fund, you will bear your share of its operating expenses as well as the Fund's share of the Underlying Funds' operating expenses. As a result, an investment in the Fund would result in higher aggregate operating costs than direct investments in the Underlying Funds.

     MARKET AND OBJECTIVE RISKS. The Fund and the Underlying Funds are subject to market risk, which is the risk that common stock prices overall will rise and fall over short and even extended periods. The stock markets tend to move in cycles, and the Fund's net asset value will fluctuate with these market changes. Also, stocks included in the Underlying Funds may trail returns from the overall stock market for short or extended periods.

     SECTOR RISKS. The Fund invests, through the Underlying Funds, all of its assets in the health care, financial services and technology sectors of the economy. The Fund specifically invests one-third of the proceeds from the sale of its shares in each Underlying Fund and rebalances the allocation of its assets across the Underlying Funds at least annually to restore that one-third division. As a result, the Fund will have more than 25% of its assets in each of the health care, financial services and technology sectors at all times, except when there are significant variations in the performance of the Underlying Funds. With such concentration, the Fund is therefore exposed to risks associated with these sectors. Factors and conditions adversely affecting one or more of these sectors would have an adverse impact on the Fund's performance.

     Companies in the health care sector are often subject to significant governmental regulation and time-consuming product approval processes, dependent on patent protection, susceptible to product obsolescence and exposed to the risk of product liability and malpractice litigation.

     Companies in the financial services sector are affected by changes in interest rates, economic downturns which increase loan losses, increased competition and industry consolidation, and extensive government regulation.

     Companies in the technology sector generally face intense global competition, have less diversified product lines, are vulnerable to economic downturns which greatly reduce demand for their products and experience rapid technological change and shorter product lifespans.

     Each Underlying Fund structures its investment portfolio to approximate the composition of a particular sector-related index. As a result, each Underlying Fund has at all times substantially all of its assts invested in securities of companies within a particular sector. Thus, the Dow Jones U.S. Health Care 100 Plus Fund is concentrated in the health care sector, the Dow Jones U.S. Financial 100 Plus Fund is concentrated in the financial services sector, and the PSE Tech 100 Index Fund is concentrated in the technology sector. In addition, if a single industry represents more than 25% of a sector index, the relevant Underlying Fund will be concentrated in that industry. However, given the fact that the Fund generally will only have about one-third of its assets invested in any Underlying Fund, the Fund will not have more than 25% of its assets invested in any particular industry.

     TAX RISK. The rebalancing of the Strategic Allocation Fund may result in significant capital gains (which may be taxed at ordinary income rates) because the rebalancing will involve selling shares of one or more of the Underlying Funds on at least an annual basis. Wash sale rules may also require the Fund to defer any capital losses on the sale of shares of the Underlying Funds if the same shares are purchased within 30 days before or after the sale.

     CHANGE IN INVESTMENT OBJECTIVE. The investment objective of the Strategic Allocation Fund is non-fundamental. Thus, the Fund is subject to the risk that its investment objective may be changed by North Track's Board of Directors without shareholder approval, upon at least 60 days' advance written notice to shareholders. The investment objectives of the Underlying Funds are fundamental and cannot be changed without approval by the shareholders of the Underlying Funds.

     PERFORMANCE INFORMATION. No performance information is available for the Fund because it did not commence investment operations until December 2003. Performance information for the Underlying Funds is located elsewhere in this Prospectus.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment. Because the Strategic Allocation Fund is a "fund of funds," there are two layers of fees and expenses associated with investment in the Fund: (1) the fees and expenses associated with the Fund itself, and (2) the fees and expenses associated with the Fund's investment in the Underlying Funds. The numbers in the table below show both layers of fees and expenses.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange shares of the Fund.

SHAREHOLDER FEES                                              CLASS A     CLASS B     CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     -------     -------     -------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)(1)                                5.25%       None        None

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends                                                       None        None        None

Contingent Deferred Sales Charge (Load) (as a percentage        None        5.00%       1.00%
of original purchase price or redemption proceeds,
whichever is less)(2)

SHAREHOLDER FEES                                CLASS A     CLASS B     CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       -------     -------     -------
Redemption Fees ($12.00 charge for each           None        None        None
wire redemption)

Exchange Fee                                      None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)   CLASS A     CLASS B     CLASS C
                                                -------     -------     -------
Management Fees                                   0.10%       0.10%       0.10%

Distribution and Service (12b-1) Fees             0.25%       1.00%       1.00%

Other Expenses(3)                                 0.45%       0.45%       0.45%
                                                ------     -------     -------
Annual Fund Operating Expenses                    0.80%       1.55%       1.55%

Indirect Expenses of Underlying Funds(4)          1.04%       1.04%       1.04%
                                                ------     -------     -------
Total Annual Fund and Underlying Funds            1.84%       2.59%       2.59%
Operating Expenses                              ======     =======     =======

------------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3) "Other Expenses" are based on management's estimates of anticipated other expenses of the Fund for the current fiscal year. Actual expenses may vary from those indicated.

(4) "Indirect Expenses of Underlying Funds" refer to the annual operating expenses indirectly borne by the Fund through its investments in the three Underlying Funds. Although the Fund does not pay any front-end or contingent deferred sales charges when it buys or sells shares of the Underlying Funds or any other shareholder fees, the Fund pays its share of the annual operating expenses of the Underlying Funds. The operating expenses of the Underlying Funds indirectly borne by the Fund are expected to be equal to the following percentages of the Fund's average annual net assets:

          Dow Jones U.S. Health Care 100 Plus Fund     1.10%
          Dow Jones U.S. Financial 100 Plus Fund       1.10%
          PSE Tech 100 Index Fund                      0.93%

     Assuming an equal one-third allocation of the Fund's assets to each Underlying Fund, the average operating expenses of the Underlying Funds indirectly borne by the Fund are estimated to be 1.04% of the Fund's average annual net assets. More information about the annual operating expenses of the Underlying Funds is located elsewhere in this Prospectus.

Example
-------

     The following example is intended to help you compare the cost of investing in the Strategic Allocation Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;

          o    Your investment has a 5% return each year; and

          o    The Fund's operating expenses remain the same.

These figures include the indirect expenses incurred by the Fund in investing in the Underlying Funds.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:     1 YEAR     3 YEARS
                                                      ------     -------
         Class A                                       $702       $1,073

         Class B                                       $762       $1,105

         Class C                                       $362         $805

IF YOU DO NOT SELL YOUR SHARES:

         Class B                                       $262         $805

         Class C                                       $262         $805

MANAGED GROWTH FUND

     INVESTMENT OBJECTIVE. The Managed Growth Fund seeks long-term capital appreciation. The Fund pursues its goal by investing in publicly traded common stocks that the Advisor believes demonstrate strong growth characteristics.

     INVESTMENT STRATEGY AND PROGRAM. The Advisor selects stocks for the Managed Growth Fund based on the Advisor's assessment of their growth characteristics. The Fund's investment focus is on U.S. companies whose market values are within the market capitalization range of approximately $1 billion to $10 billion at time of purchase, although the Fund may invest in companies outside this range. The weighted average market capitalization of the companies owned by the Fund has historically been between $6 billion and $10 billion. The Advisor believes that these middle market capitalization (mid-cap) stocks provide better long-term returns than larger company stocks and, at the same time, offer lower risk than smaller company stocks.

     In selecting growth stocks for the Fund, the Advisor emphasizes a "bottom-up" fundamental analysis (i.e., developing an understanding of the specific company through research, meetings with management and analysis of its financial statements and public disclosures). The Advisor's "bottom-up" approach is supplemented by "top down" considerations (i.e., reviewing general economic conditions in analyzing their effect on various industries). The Advisor also screens out high risk ideas such as securities that are not traded on U.S. exchanges, turnaround stories, initial public offerings and companies that have less than three years of operating history or do not have earnings. The Advisor then focuses on companies that it believes are outperforming or growing faster than others in their industry, and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The Advisor also seeks industry diversification in its investment approach, and invests in companies that have leading positions in industries that offer growth potential.

     The Advisor buys stocks for the Fund with the intent of holding them for the long term. It does not generally engage in market-timing or short-term trading strategies. However, the Advisor generally will sell some or all of a company's stock if: (a) the Advisor perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the Advisor's proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund's total assets or (d) more than 25% of the Fund's total assets are invested in a single industry.

     INVESTMENT RISKS

     MARKET AND OBJECTIVE RISK. The Fund is subject to market risk. Also, because the Advisor selects stocks for the Fund according to defined objectives and strategies (which will focus on mid-cap stocks), the common stocks held by the Fund at any given time likely will not represent the stock market generally. Mid-cap stocks involve greater risk and price volatility than large company stocks, especially at the lower end of the Advisor's capitalization range (i.e., under $1 billion). As a result, the value of the Fund's investments may tend to increase and decrease substantially more than the stock market in general, as measured by broad based indices such as the S&P 500 Index.

     STOCK SELECTION RISK. The Advisor's strategy for selecting common stocks for purchase depends on the ability of the Advisor to select stocks that demonstrate growth (and thus capital appreciation) over time. The Fund is subject to the risk that the Advisor's stock selections may not achieve the desired capital appreciation, or may even decline in value.

     CHANGE IN INVESTMENT OBJECTIVE. The investment objective of the Fund is non-fundamental. Thus, the Fund is subject to the risk that its investment objective may be changed by North Track's Board of Directors without shareholder approval, upon at least 60 days' advance written notice to shareholders.

     PERFORMANCE INFORMATION. The information in the bar chart and table below provides you with some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual total returns compare with a broad measure of market performance. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total return on the Fund's Class A shares for the past five calendar years. Front-end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for the years presented. If the Advisor had not taken those actions, the total returns for the relevant years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]


      12.90%          12.75%          -5.18%         -15.16%         24.90%
      --------------------------------------------------------------------
      1999            2000            2001            2002            2003


--------------------------------------------------------------------------------
     HIGHEST QUARTERLY RETURN:                  LOWEST QUARTERLY RETURN:
     18.68%, 4th Quarter 2001                   -16.09%, 3rd Quarter 2001
--------------------------------------------------------------------------------

     The following table compares the average annual total returns on Class A, Class B and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


                                                       SINCE INCEPTION
                                            1 YEAR        (1/4/99)
                                            ------        --------
CLASS A:

Return Before Taxes                         18.34%         3.92%

Return After Taxes on Distributions         18.34%         3.92%

Return After Taxes on Distributions and     11.92%         3.37%
Sale of Fund Shares
----------------------------------------------------------------------
Russell Midcap Index (reflects no           40.06%         7.23%
deduction for fees, expenses or taxes)*


                                                       SINCE INCEPTION
                                            1 YEAR        (1/4/99)
                                            ------        --------
CLASS B:

Return Before Taxes                         18.97%         3.99%
----------------------------------------------------------------------
Russell Midcap Index (reflects no           40.06%         7.23%
deduction for fees, expenses or taxes)*


                                                       SINCE INCEPTION
                                            1 YEAR        (5/8/00)
                                            ------        --------
CLASS C:

Return Before Taxes                         22.89%         4.00%
----------------------------------------------------------------------

Russell Midcap Index (reflects no           40.06%         4.42%
deduction for fees, expenses or taxes)*

----------------------------

* The Russell Midcap Index is an unmanaged index that represents the average performance of the 800 smallest companies in the Russell 1000 Index. As of December 31, 2003 the average market capitalization and median market capitalization of the companies in the Russell Midcap Index was $5.9 billion and $3.1 billion respectively, and the largest company in the Index had a market capitalization of approximately $17.0 billion.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES                                             CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                    --------------     --------------     --------------
Maximum Sales Charge (Load) Imposed                              5.25%              None               None
on Purchases (as a percentage of offering price)(1)

Maximum Sales Charge (Load)                                      None               None               None
Imposed on Reinvested Dividends

Contingent Deferred Sales Charge
(Load) (as a percentage of original purchase price or            None               5.00%              1.00%
redemption proceeds, whichever is less)(2)


Redemption Fees ($12.00 charge for each wire redemption)         None               None               None

Exchange Fee                                                     None               None               None


ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)
                                                             CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                             --------------     --------------     --------------
Management Fees                                                  0.75%              0.75%              0.75%

Distribution and Service (12b-1) Fees                            0.25%              1.00%              1.00%

Other Expenses                                                   0.57%              0.58%              0.58%
                                                                -----              -----              -----

Annual Fund Operating Expenses                                   1.57%              2.33%              2.33%
                                                                =====              =====              =====

-----------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you own the shares, and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

          o    You invest $10,000 for the periods shown;

          o    Your investment has a 5% return each year; and

          o    The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                      ------     -------     -------     --------
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

Class A shares                                        $  676      $  995      $1.335       $2,294

Class B shares                                        $  736      $1,027      $1,345       $2,476*

Class C shares                                        $  336      $  727      $1,245       $2,666

IF YOU DO NOT SELL YOUR SHARES:

Class B shares                                        $  236      $  727      $1,245       $2,476*

Class C shares                                        $  236      $  727      $1,245       $2,666

------------------------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

TAX-EXEMPT FUND

     INVESTMENT OBJECTIVE. The Fund seeks the highest total return, consistent with preserving principal, by investing in high quality municipal bonds.

     INVESTMENT STRATEGY AND PROGRAM. Under normal market conditions, the Fund invests at least 90% of its total assets in municipal securities the income on which is exempt from federal income tax (including the federal alternative minimum tax). This investment policy is fundamental, which means it cannot be changed unless a majority of the Fund's shareholders vote to do so. The Fund may purchase municipal securities of any maturity, and is not required to maintain its portfolio within any range of average maturities or durations. The Fund will invest primarily in municipal securities rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings. Generally, the Fund will invest at least 65% of its total assets in bonds rated in one of the top two rating categories. For a description of such ratings, see the Statement of Additional Information.

     INVESTMENT RISKS. In addition to interest rate risk and credit risk, this Fund is subject to the risk of changes in tax rates. Changes in federal income tax rates may affect the net asset value of the Fund and may reduce the benefit of tax-exempt interest to you.

     CHANGE IN INVESTMENT OBJECTIVE. The investment objective of the Fund is non-fundamental. Thus, the Fund is subject to the risk that its investment objective may be changed by North Track's Board of Directors without shareholder approval, upon at least 60 days' advance written notice to shareholders.

     PERFORMANCE INFORMATION. The information in the bar chart and table below provides you with some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual total returns compare with a broad measure of market performance. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past 10 calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]


-6.42%  18.05%  3.76%   9.40%   4.26%   -7.93%  13.48%  2.92%  10.15%   4.60%
--------------------------------------------------------------------------------
1994    1995    1996    1997    1998    1999    2000    2001    2002    2003


--------------------------------------------------------------------------------
       HIGHEST QUARTERLY RETURN:             LOWEST QUARTERLY RETURN:
        7.87%, 1st Quarter 1995              -6.17%, 1st Quarter 1994
--------------------------------------------------------------------------------

     The following table compares the average annual total returns on shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                 1 YEAR     5 YEARS     10 YEARS
                                                 ------     -------     --------
Return Before Taxes                               0.93%      3.64%        4.57%

Return After Taxes on Distributions               0.93%      3.64%        4.35%

Return After Taxes on Distributions and           1.72%      3.64%        4.35%
Sale of Fund Shares
--------------------------------------------------------------------------------

Lehman 20-Year Municipal Bond Index (reflects     6.32%      6.14%        6.46%
no deduction for fees, expenses or taxes)*

-----------------------

* The Lehman 20-Year Municipal Bond Index is a broad based index containing over 4,600 issues with maturities ranging from 17 to 22 years. The bonds included in the Index were issued in offerings of $50 million or more. The average quality rating of municipal bonds included in the Index is "AA."

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   CLASS A SHARES
                                                            --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)(1)                              3.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None
Contingent Deferred Sales Charge (Load)                         None
Redemption Fees ($12.00 for each wire redemption)               None
Exchange Fee                                                    None

ANNUAL FUND OPERATING EXPENSES                              CLASS A SHARES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)               --------------
Management Fees                                                 0.60%
Distribution and Service (12b-1) Fees                           0.25%
Other Expenses                                                  0.45%
                                                               -----
Annual Fund Operating Expenses                                  1.30%
                                                               =====

---------------------

(1) To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services."

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;

          o    Your investment has a 5% return each year; and

          o    The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR          3 YEARS          5 YEARS          10 YEARS
     ------          -------          -------          --------
      $478            $748            $1,038            $1,863

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

GOVERNMENT FUND

     INVESTMENT OBJECTIVE. The North Track Government Fund seeks the highest total return, consistent with preserving principal, by investing in a portfolio of instruments and obligations issued by the U.S. Treasury or which are backed by the unconditional full faith and credit of the United States Government, its agencies or instrumentalities ("U.S. Government Securities").

     INVESTMENT STRATEGY AND PROGRAM. Under normal market conditions, the Fund will have at least 80% of its net assets invested in U.S. Government Securities. U.S. Government Securities include notes and bonds issued directly by the U.S. Treasury. They also include certain other notes and bonds whose payments of principal and interest are backed by the full faith and credit of the U.S. Government and which are issued by other government agencies, such as the Government National Mortgage Association, Small Business Administration, U.S. Department of Agriculture and Resolution Funding Corporation. These securities are issued with original maturities ranging from a few days to 30 years or more, and have varying coupon rates. Although the Fund is not limited as to the average maturity of its investments, the Advisor intends to maintain the Fund's dollar-weighted average maturity within a range of one to five years. The Advisor believes bonds within this range are consistent with the Fund's investment objective of preservation of principal because they are subject to less price volatility than longer-term bonds. If market conditions were to cause a shift in the relative yield performance and price volatility of intermediate bonds as compared to longer term bonds, the Advisor likely would respond by shortening or lengthening its maturity strategy, as appropriate.

     INVESTMENT RISKS. The Fund is subject to interest rate risk. Because the Fund's investments are concentrated in U.S. Government Securities, credit risk is not a significant consideration for this Fund.

     The Fund is not guaranteed, sponsored, recommended or approved by the United States Government or any governmental agency or instrumentality.

     PERFORMANCE INFORMATION. The information in the bar chart and table below provides you with some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual total returns compare with a broad measure of market performance. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past 10 calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]


    -5.41%  16.34%  2.27%  8.10%  9.09%  -2.63%  10.71%  6.16%  6.97%  0.50%
--------------------------------------------------------------------------------
     1994   1995    1996   1997   1998    1999   2000    2001   2002   2003


--------------------------------------------------------------------------------
       HIGHEST QUARTERLY RETURN:             LOWEST QUARTERLY RETURN:
       6.28%, 3rd Quarter 1998               -3.73%, 1st Quarter 1994
--------------------------------------------------------------------------------

     The following table compares the average annual total returns on Class A, Class B and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. No information is included for Class B shares because these shares were first offered in March 2003. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                         1 YEAR     5 YEARS     10 YEARS
                                                         ------     -------     --------
CLASS A:
Return Before Taxes                                       -3.02%       3.49%        4.65%
Return After Taxes on Distributions                       -3.75%       1.79%        2.45%
Return After Taxes on Distributions and Sale of           -1.96%       1.89%        2.54%
Fund Shares
----------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Treasury Index (reflects no         2.06%       5.72%        5.95%
deduction for fees, expenses or taxes)*

Lehman Intermediate Treasury Index (reflects no            2.10%       5.96%        6.12%
deduction for fees, expenses or taxes)**
----------------------------------------------------------------------------------------


                                                                SINCE INCEPTION
                                                         1 YEAR     (5/8/00)
                                                         ------     --------
CLASS C:
Return Before Taxes                                       -1.14%       5.72%
----------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Treasury Index (reflects no         2.06%       6.84%
deduction for fees, expenses or taxes)*

Lehman Intermediate Treasury Index (reflects no            2.10%       7.59%
deduction for fees, expenses or taxes)**

-----------------------

* The Merrill Lynch 1-5 Year Treasury Index represents a total return of U.S. Treasury securities with an average maturity of approximately 2.4 years. The Fund changed its primary benchmark index to the Merrill Lynch 1-5 Year Treasury Index from the Lehman Intermediate Treasury Index beginning in 2003 because the Merrill Lynch 1-5 Year Treasury Index, with its shorter average maturity, is believed to be more representative of the Fund for comparative purposes.

** The Lehman Intermediate Treasury Index represents a total return of U.S. Treasury securities with an average maturity of approximately 3.9 years.

***  From April 30, 2000.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES EXPENSES                                    CLASS A     CLASS B     CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES      SHARES      SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a          3.50%       None        None
percentage of offering price)(1)

Maximum Sales Charge (Load) Imposed on Reinvested               None        None        None
Dividends

Contingent Deferred Sales Charge (Load) (as a percentage        None        5.00%       1.00%
of original purchase price or redemption proceeds,
whichever is less)(2)

Redemption Fees ($12.00 for each wire redemption)               None        None        None
Exchange Fee                                                    None        None        None


ANNUAL FUND OPERATING EXPENSES                               CLASS A     CLASS B     CLASS C
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES      SHARES      SHARES
Management Fees(3)                                              0.60%       0.60%       0.60%

Distribution and Service (12b-1) Fees                           0.25%       1.00%       1.00%

Other Expenses                                                  0.51%       0.51%       0.51%
                                                               -----       -----       -----
Annual Fund Operating Expenses                                  1.36%       2.11%       2.11%
                                                               =====       =====       =====

---------------------

(1) To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services"

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C Shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3) The Advisor intends voluntary to waive management fees of 0.05% from January 1, 2004 through February 28, 2005. The Advisor may discontinue this voluntary waiver at any time.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;

          o    Your investment has a 5% return each year; and

          o    The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                      ------     -------     -------     --------
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
Class A shares                                       $  484      $  766      $1,069       $1,929
Class B shares                                       $  714      $  961      $1,234       $2,250*
Class C shares                                       $  314      $  661      $1,134       $2.441
IF YOU DO NOT SELL YOUR SHARES:
Class B shares                                       $  214      $  661      $1,134       $2,250*
Class C shares                                       $  214      $  661      $1,134       $2,441

------------------------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

ADDITIONAL INVESTMENT PRACTICES AND RISKS

     STOCK INDEXING. Index funds, such as the S&P 100 Index Fund and the PSE Tech 100 Index Fund, are "passively managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each stock found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the PSE Technology Index were made up of the assets of a specific company, the PSE Tech 100 Index Fund would normally invest 5% of its assets in that company.

     The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds choose the stocks in which they invest based on the relevant 100 Index maintained by Dow Jones. These indices are subsets of the stocks included in Dow Jones' broader U.S. market sector indices, and are designed to be representative of the broader indices. Subject to their overweighting/underweighting and cash equitization strategies, as well as their limited investments in stocks that are not on the relevant 100 index, the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds are relatively "passively managed."

     Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction - up or down - as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. With respect to the PSE Tech 100 Index Fund, investors should bear in mind that this latter benefit may not hold true. The PSE Technology Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

     The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. With respect to the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds, investors pay a front-end sales charge at the time of purchase for Class A shares, and a contingent deferred sales charge at the time of redemption for Class B shares (if redeemed less than six years after the date of purchase) and Class C shares (if redeemed less than 18 months after the date of purchase). These sales charges reduce the total return on the shareholder's mutual fund shares, as compared to a direct investment in stocks.

     Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund's total return. No such fees affect the total return of the index.

     Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the common stocks of the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

     For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate. In recognition of this disparity, the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds compare their gross returns (returns before deducting the Funds' operating expenses) to their respective benchmark indices.

     ENHANCEMENT STRATEGIES. Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds engage in overweighting/underweighting strategies and may invest in health care and financial services stocks that are not on the Healthcare 100 or Financial 100 Index, which, if successfully implemented, may enhance their total returns as compared to the 100 indices they seek to track, and partially offset some of the fees that otherwise reduce their relative performance. However, the Advisor's judgment on which stocks to overweight and underweight could prove incorrect, thereby causing greater discrepancies between a Fund's performance and its relevant index.

     S&P 100 INDEX. The S&P 100 Index was created by the Chicago Board Options Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. The 100 stocks on the Index include many large U.S. corporations. General Electric Company, Microsoft Corporation, Wal-Mart Stores, Exxon-Mobil Corporation and Citigroup, Inc. are five of the largest components of the Index.

     The performance of the S&P 100 Index historically has tracked closely the performance of the S&P 500 Index over the long term. The S&P 500 Index is designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices over shorter periods, and between the S&P 500 Index and the broad market for large capitalization common stocks. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time.

     The S&P 100 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Fund, or any member of the public regarding the advisability of investing in index funds generally, or in this Fund in particular, or the ability of the S&P 100 Index to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P trademarks and the S&P 100 Index which is determined, composed and calculated by S&P without regard to this Fund. "Standard & Poor's," "Standard & Poor's 100," "S&P," "S&P 100" and "100" in connection with the S&P 100 are trademarks of The McGraw-Hill Companies, Inc.

     PSE TECHNOLOGY INDEX. The PSE Technology Index consists of 100 common stocks, which are chosen by Pacific Exchange Incorporated based on its assessment that the issuer is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The PSE Technology Index offers a broad basket of stocks spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 13 technology subsectors, including biotechnology, CAD/CAM, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing.

     Similar to the Dow Jones Industrial Average, the PSE Technology Index is price weighted, meaning the component stocks are given a percentage weighting based on their share price. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices such as the S&P 100 Index, which are weighted by the market value of the companies represented on the index.

     The PSE Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by the PSE Technology Index (PCXSM, Pacific ExchangeSM, PSE/PCX Technology IndexSM, PSE/PCX Tech 100SM and PSE/PCX Tech 100SM are service marks of the Pacific Exchange Incorporated).

     DOW JONES U.S. HEALTHCARE SECTOR INDEX. The Dow Jones U.S. Healthcare Sector Index is composed of the stocks from the healthcare market sector of the Dow Jones U.S. Total Market Index. Dow Jones has designed the index to measure the aggregate performance of U.S. companies from various industry groups within the healthcare sector, including medical product makers, healthcare providers, biotechnical firms and pharmaceutical companies. Makers of medical products are broken into two sub-groups, namely manufacturers of medical supplies used by both healthcare providers and the general public, and manufacturers of advanced medical equipment used primarily by healthcare providers. Healthcare providers include operators of hospitals, nursing and convalescent homes, long-term care facilities and in-home health services. Biotechnology firms include companies engaged in genetic research and/or the marketing and development of recombinant DNA products. Pharmaceutical companies make prescription and over-the-counter drugs.

     At the end of December 2003, the Dow Jones U.S. Healthcare Sector Index consisted of 177 stocks, representing approximately 13% of the investable equity capital of the U.S. stock market generally. The total market capitalization of the companies included in the Index was approximately $1.5 trillion. The Index covers 100% of the large and mid-cap companies in these industry groups, and 50% of the small cap companies. A smaller percentage of the small cap companies is included to avoid adding very small, thinly traded stocks, and thereby reduce the risk of illiquidity.

     DOW JONES U.S. FINANCIAL SECTOR INDEX. The Dow Jones U.S. Financial Sector Index consists of the stocks included in the Dow Jones U.S. Total Market Index which are in the financial services market sector. The component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The banking group includes all regional and major U.S. banks. Insurance companies are those involved in any facet of the insurance industry, including full-line insurance, life insurance and property and casualty providers. The real estate group includes those companies that invest directly or indirectly in real estate, either through development, management or outright ownership. Savings associations, securities brokerage firms and diversified financial firms are all included in the specialty finance group.

     At the end of December 2003, the Index consisted of 294 stocks. Its three largest stocks were Citigroup, Inc., American International Group, Inc. and Bank of America Corporation (which comprised 10.3%, 6.3% and 4.9%, respectively, of the total market capitalizations of the stocks included in this Index).

     CONSTRUCTION OF DOW JONES SECTOR INDICES AND SECTOR 100 INDICES. Dow Jones reviews the broad based sector indices annually in January based on closing prices of the stocks at the end of December. After the broad sector indices are adjusted, Dow Jones will review each of the sector 100 indices. To do this, Dow Jones first selects all of the stocks from the appropriate U.S. market sector that are included in the Dow Jones U.S. Total Market Index, and ranks them in order of highest to lowest market capitalization (based on the public float). The 80 largest market capitalization stocks automatically are included in the relevant sector 100 index. Dow Jones then completes the composition of the relevant sector 100 index by retaining stocks with market capitalizations below the top 80 but within the top 120 that were in the sector 100 index during the prior year, until the total number of stocks in the sector 100 index reaches
100. If a new component stock is needed to reach 100 total stocks, Dow Jones selects the stock with the highest market capitalization from the group of stocks with market capitalizations below the top 80 but within the top 120.

     Because Dow Jones composes each sector 100 index specifically for the purpose of enabling mutual funds to construct portfolios designed to track that index, Dow Jones manages the composition of each of the sector 100 indices so that they comply with the issuer diversification requirements that mutual funds must meet in order to be taxed as regulated investment companies under the Internal Revenue Code of 1986. As a result, Dow Jones maintains the sector 100 indices to meet the following requirements:

          o No single stock in a sector 100 index may have a market capitalization which exceeds 10% of the total market capitalization of the relevant sector 100 index;

          o Stocks with market capitalization that make up 4% or more of the total market capitalization of the relevant sector 100 index may not in the aggregate comprise more than 40% of the total market capitalization of the sector 100 index.

     Dow Jones reviews and rebalances each sector 100 index monthly, on the third Friday of each month, to assure compliance with these requirements.

     The sector 100 indices have a limited operating history. There is a risk that the performance of the sector 100 indices may deviate significantly from the performance of their corresponding broader U.S. market sector Indices over short or even extended periods of time.

     LICENSE AGREEMENT WITH DOW JONES. North Track, on behalf of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds, has entered into a license agreement with Dow Jones pursuant to which the Funds are authorized to use trademarks and certain other proprietary rights of Dow Jones associated with the 100 Indices and the broader market sector indices. These license rights permit these Funds to use the 100 Indices as models for the construction of their investment portfolios and to benchmark their returns against the returns of the 100 Indices.

The license agreement authorizes the Funds to use Dow Jones' trademarks and other proprietary rights in their disclosure documents, advertising materials, sales materials, sales literature and similar communications. The license agreement has an initial term of five years. In addition, the license agreement establishes protocols pursuant to which Dow Jones will communicate changes in the 100 Indices and in the broader market sector indices to management of the Advisor on a prompt basis, so that the Advisor can determine if and when to make conforming changes in the composition of the investment portfolios of the Funds. Each Fund will pay Dow Jones an initial set up fee and an annual license fee as consideration for the license rights and related services it receives under the license agreement.

     DOW JONES DISCLAIMER. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of these Funds or any member of the public regarding the advisability of investing in securities generally or in the Dow Jones U.S. Health Care 100 Plus or Dow Jones U.S. Financial 100 Plus Funds particularly. Dow Jones' only relationship to North Track is the licensing of certain trademarks, trade names and service marks of Dow Jones, of the Dow Jones U.S. Healthcare Sector Index, the Dow Jones U.S. Financial Sector Index, the Healthcare 100 Index and the Financial 100 Index, which indices are determined, composed and calculated by Dow Jones without regard to North Track or any of the Funds. Dow Jones has no obligation to take the needs of North Track or shareholders of any Fund into consideration in determining, composing or calculating any of these Indices. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES U.S. HEALTHCARE SECTOR INDEX, DOW JONES U.S. FINANCIAL SECTOR INDEX, DOW JONES HEALTHCARE 100 INDEX, DOW JONES FINANCIAL 100 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY NORTH TRACK, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY OF THESE FOUR INDICES OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOW JONES U.S. HEALTHCARE SECTOR INDEX, DOW JONES U.S. FINANCIAL SECTOR INDEX, DOW JONES HEALTHCARE 100 INDEX, DOW JONES FINANCIAL 100 INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY

BENEFICIARIES OF ANY ARRANGEMENTS BETWEEN DOW JONES AND NORTH TRACK.

     INDUSTRY CONCENTRATIONS. A significant portion of the investments of the PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds' investments will consist of issues within the industry groups of their respective sector indices. In addition, more than 25% of the assets of each of PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may be invested in stocks of companies within a single industry during periods when the PSE Technology Index, Dow Jones U.S. Health Care 100 Index and Dow Jones U.S. Financial 100 Index (as the case may be) is so concentrated.

     Much of the PSE Tech 100 Index Fund's investments will consist of technology-based issues, which exposes the Fund to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation may soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, there may be times when one or more industries may be over-represented on the PSE Technology Index, which will expose the Fund during such periods to risks associated with industry concentration. The types of industries that are over-represented, if any, may vary from time to time. As of December 31, 2003, stocks of companies in the semiconductor industry accounted for 21% of the PSE Technology Index.

     Similarly, over 40% of the total market capitalization of stocks in the Healthcare 100 Index consisted of stocks of companies in the pharmaceutical industry as of December 31, 2003, and stocks of companies in the banking and diversified financial industries made up slightly more than 37% and 22%, respectively, of the total market capitalization of the Financial 100 Index. However, the two Dow Jones Funds will structure their investment portfolios to replicate the composition of the respective 100 Indices. Therefore, these two Funds, at times, will have a relatively high percentage of their assets (in excess of 25%) invested in stocks of companies within a single industry. The Dow Jones Funds' underweighting/overweighting strategies and investments in health care and financial services in stocks that are not on the Healthcare 100 or Financial 100 Index could cause their industry concentrations to be less than or exceed the industry weightings within the respective 100 Indices, but the Advisor will maintain the industry concentrations in the Funds' portfolios within a range of 10% above or below the relevant 100 Index's weighting in that industry. See "Industry Concentration " in the Statement of Additional Information.

     INVESTMENTS IN SMALL TO MEDIUM SIZED COMPANIES. The investment program and strategies of the PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund may cause those Funds to invest a greater portion of their assets in small to medium sized companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and medium sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and medium sized companies, as compared to larger companies (this loss of certainty may be offset in part by the opportunity for small and medium sized companies to demonstrate greater percentage growth relative to their size, as compared to larger companies); (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and (c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the PSE Tech 100 Index and Managed Growth Funds may increase and decrease substantially more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

     OPTIONS AND FUTURES. The S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may use exchange-traded index futures contracts and options on stock indices for the following purposes: (1) to equitize their cash and other liquid investments so as to more nearly simulate full investment in stocks; (2) to make it easier to trade; and (3) to reduce costs by buying futures instead of actual stocks when futures are cheaper. The S&P 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may also use options on individual stocks to enhance their returns.

     INDEX FUTURES AND OPTIONS. The S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may purchase call options and write (sell) put options on stock indices. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may also write (sell) call options and purchase put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The S&P 100 Index Fund will generally uses futures contracts and index options on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Fund or the Advisor reaches exchange position limits. The PSE Tech 100 Index Fund generally uses options and futures on the S&P 500 Index, the Nasdaq 100 Index and/or the Nasdaq Composite Index. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds generally use options and futures contracts on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, or if the Fund or the Advisor reaches exchange position limits. Additionally, if exchange-traded options and futures become available on the index the Dow Jones U.S. Health Care 100 Plus Fund or the Dow Jones U.S. Financial 100 Plus Fund seeks to trade, that Fund may use those instruments for these purposes. These Funds may use options and futures on other indices that become available in the future, if the Advisor determines they are appropriate instruments to help achieve the Fund's investment objective and otherwise are consistent with its investment program and restrictions.

     Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).

     An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or a loss.

     STOCK OPTIONS. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may purchase and write (sell) call options and put options on individual stocks to enhance their returns. The Funds' use of options is in furtherance of their overweighting/underweighting strategies. The Dow Jones U.S. Health Care 100 Plus Fund will generally use options on stocks that are on the Healthcare 100 Index, and the Dow Jones U.S. Financial 100 Plus Fund will generally use options on stocks that are on the Financial 100 Index. The Funds will write call options and purchase put options on stocks that the Advisor believes will decline in value or underperform their respective indices, and will purchase call options and write put options on stocks that the Advisor believes will increase in value or outperform their respective indices. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying stock at a stated price if the option is exercised before the expiration date. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying stock at a stated price if the option is exercised before the expiration date.

     RISKS ASSOCIATED WITH OPTIONS AND FUTURES. Losses involving index futures contracts and index and stock options can sometimes be substantial, in part because a relatively small price movement in an index or stock option or an index futures contract may result in an immediate and substantial loss or gain for a Fund. The Funds will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, each relevant Fund will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. The aggregate margin and premium requirements to establish positions in options and futures contracts will not exceed 5% of a Fund's net assets.

     Additional risks associated with the intended use by the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds of index futures contracts and index and stock options include the following:

          (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index or individual stock that the instrument is designed to simulate;

          (2) An imperfect correlation between the price movement in the index underlying the futures contract or in the index or stock underlying the option agreement and the price movement in the index or stock which the relevant Fund seeks to match; and

          (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

     A Fund will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Fund's underlying securities. A Fund will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

     INVESTMENTS IN EXCHANGE-TRADED FUNDS. In lieu of, or in addition to, utilizing options and future strategies for the purposes described above, each of the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and the Dow Jones U.S. Financial 100 Plus Funds may instead invest in shares of an exchange-traded fund that is based on the index that the Fund attempts to track, if and when such an exchange-traded fund becomes publicly available, or that tracks closely to the index that the Fund attempts to track. The S&P 100 Index Fund may also currently invest in exchange-traded funds based on the S&P 100 Index or the S&P 500 Index; the PSE Tech 100 Index Fund may invest in exchange-traded funds based on the Nasdaq 100 Index; the Dow Jones U.S. Health Care 100 Plus Fund may invest in exchange-traded funds based on the S&P 500 Index, any Nasdaq index or the Dow Jones U.S. Healthcare Sector Index; and the Dow Jones U.S. Financial 100 Plus Fund may invest in exchange-traded funds based on the S&P 500 Index, any Nasdaq index or the Dow Jones U.S. Financial Sector Index. Exchange-traded funds are similar to traditional mutual funds, except that their shares trade throughout the trading day in the secondary brokerage market, much like stocks of public companies. Exchange-traded funds generally have an objective to track the performance of a particular index or market sector, and as such are relatively passively managed. Exchange-traded funds have their own operating expenses that are deducted from their assets and thus borne by the shareholders of such funds. Accordingly, the S&P 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds will bear their share of the operating expenses of any exchange-traded funds in which they invest. As a result, shareholders of these North Track Funds will bear two layers of operating expenses to the extent these Funds invest in exchange-traded funds. Each of the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may also purchase call options or sell put options on the exchange-traded funds in which such Funds may invest.

     If an exchange-traded fund with an investment objective to emulate a stock index becomes publicly available, its shares likely would be bought and sold at prices reflecting changes in the relevant index. However, exchange-traded funds, like other funds, incur transactional and operating expenses that affect their returns, and their share prices therefore do not precisely track the index they attempt to emulate. Moreover, because of market speculation, differences in tax treatment and other factors, shares of exchange-traded funds do not always trade at prices corresponding to the fund's net asset value. This could cause the price of shares of exchange-traded funds to deviate more or less relative to changes in the relevant index, as compared to shares of index mutual funds. In short, a Fund's investments in shares of an exchange-traded fund may be no more effective to help the Fund's performance track that of its index than are the Fund's futures and options strategies. Any Fund's investments in exchange-traded funds is subject to the restrictions limiting the Fund's investments in other funds. See "Investment Restrictions" in the Statement of Additional Information.

     DEBT AND OTHER FIXED INCOME SECURITIES. A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by a Fund, but will not affect the income received by the Fund from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Fund.

     Movements in interest rates typically have a greater effect on the prices of longer-term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.

                                       PRINCIPAL VALUE IF RATES:
                               ----------------------------------------
                               MATURITY     INCREASE 1%     DECREASE 1%
                               --------     -----------     -----------
Intermediate Bond               5 years        $  959          $1,043
Long-Term Bond                 20 years        $  901          $1,116

     The Advisor will manage the maturity of debt securities in the Tax-Exempt and Government Funds according to its assessment of the interest rate outlook. During periods of rising interest rates, the Advisor will likely attempt to shorten the average maturity of the Fund to cushion the effect of falling bond prices on the Fund's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisor will likely seek to lengthen the average maturity. Generally, the Advisor will implement a "laddered structure" in the investment portfolios. Under this structure, each Fund will hold bonds in most, if not all, of the various maturity ranges, but will maintain a dollar-weighted average maturity within a range deemed appropriate by the portfolio manager under then existing market conditions. This strategy softens price volatility that potentially might occur in a particular range of maturity.

     TAX MANAGEMENT STRATEGY. From time to time, each of the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may pursue a tax management strategy for the purpose of recognizing capital losses and offsetting them against current and future capital gains. This strategy may involve trimming or disposing of a few depreciated positions and then reinvesting in those positions after 30 days to avoid wash sale rules. The tax management strategy may also involve purchasing additional securities in a company in which a Fund has a depreciated position, simultaneously selling a futures contract in the stock of that company and then selling that depreciated position more than 30 days later. The strategy could also involve purchasing an out-of-the-money call option on the stock of the company in which a Fund has a depreciated position, shortly thereafter buying additional securities in that company and then selling the depreciated position, and more than 30 days later selling the call option. The sale of the single stock future or purchase of a call option on the stock reduces potential tracking error. During the use of this tax management strategy, the Fund's holdings will not precisely correspond to those of the relevant index. Each Fund will limit this strategy to less than 3% of its total assets.


                                   MANAGEMENT

INVESTMENT ADVISOR

     B.C. Ziegler and Company is the primary investment advisor of each of the Funds. Ziegler also serves as distributor and accounting/pricing agent for each of the Funds. In addition to managing the Funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of December 31, 2003, Ziegler and its affiliates had approximately $2.4 billion of assets under discretionary management. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

     Ziegler provides each Fund with overall investment advisory and administrative services. The table below shows the fees that each of the Funds paid to Ziegler for investment advisory services for the fiscal year ended October 31, 2003. The fees are expressed as a percentage of the relevant Fund's average net assets over that period.

                                                  FEES PAID FOR FISCAL YEAR
     FUND                                           ENDED OCTOBER 31, 2003
     ----                                           ----------------------
     S&P 100 Index Fund                                      0.40%
     PSE Tech 100 Index Fund                                 0.33%
     Dow Jones U.S. Health Care 100 Plus Fund                0.55%(1)
     Dow Jones U.S. Financial 100 Plus Fund                  0.55%(2)
     Strategic Allocation Fund(3)                             N/A
     Managed Growth Fund                                     0.75%
     Tax-Exempt Fund                                         0.60%
     Government Fund                                         0.60%

-----------------------------

(1)  The Adviser waived fees of 0.53% for the period shown.

(2)  The Adviser waived fees of 0.54% for the period shown.

(3)  The Strategic Allocation Fund did not commence operations until December
     2003.

SUB-ADVISOR

     Ziegler and North Track have retained Geneva Capital Management Ltd. ("Geneva") as the sub-advisor for the Managed Growth Fund. We sometimes refer to Ziegler and/or the sub-advisor together as the "Advisors" or individually as an or the "Advisor."

     In its capacity as sub-advisor to the Managed Growth Fund, Geneva is responsible for managing the Fund's assets (subject to Ziegler's oversight). Geneva makes investment decisions for the Fund and supervises the acquisition and disposition of the Fund's investments. For these services, Ziegler (and not the Managed Growth Fund) pays a sub-advisory fee to Geneva out of Ziegler's advisory fee.

     In addition to managing the Managed Growth Fund, Geneva manages numerous customer accounts as an investment advisor. On December 31, 2003, Geneva managed approximately $693 million in assets on a discretionary basis. Geneva's investment team focuses primarily on mid-cap growth stocks. Its portfolio managers average 20 years in the investment business. Geneva's address is 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGEMENT

     S&P 100 INDEX, PSE TECH 100 INDEX, DOW JONES U.S. HEALTH CARE 100 PLUS, DOW JONES U.S. FINANCIAL 100 PLUS AND STRATEGIC ALLOCATION FUNDS. Each of the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, and Strategic Allocation Funds is managed by a separate team of investment professionals with equities experience who are employed by Ziegler. Each team jointly develops and implements investment strategies for its Fund.

     MANAGED GROWTH FUND. An investment team consisting of William A. Priebe and Amy S. Croen, each of whom is an officer of Geneva and Chartered Financial Analysts (CFAs), is responsible for the day-to-day management of the Managed Growth Fund's investments. The team selects securities for investment after thorough discussion and approval by its members. No stock may be bought or sold without prior team approval.

     Mr. Priebe, Co-President, has been a Principal of Geneva since 1987 after having managed assets for First Wisconsin Trust Company. Mr. Priebe received an M.B.A. from the University of Chicago in 1977, an M.A. in Finance from Northern Illinois University in 1968 and a B.A. from Northern Illinois University in 1965. Ms. Croen, Co-President, has been a Principal of Geneva since 1987, after serving as a securities analyst for First Wisconsin Trust Co. for six years. Ms. Croen received an M.B.A. from Columbia University in 1979 and a B.A. from Princeton University in 1975.

     TAX-EXEMPT AND GOVERNMENT FUNDS. Each of the Tax Exempt and Government Funds is managed by a team of investment professionals with fixed income experience who are employed by Ziegler. The team jointly develops and implements investment strategies for the Funds.

                                PURCHASING SHARES

GENERAL INFORMATION

     You may buy shares of any of the Funds through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

     North Track discontinued issuing certificates for shares of the Funds, because certain shareholder services are either cumbersome or unavailable for certificated shares. If you hold previously issued certificates for some or all of your shares, you cannot use certain shareholder services for those shares, including telephone redemptions and exchanges and any systematic withdrawal. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee). North Track issues certificates for purchases of the Government Fund Class A shares by financial institutions for purposes of pledging those shares to other financial institutions.

     North Track has established a Customer Identification Program as part of its anti-money laundering procedures pursuant to the USA PATRIOT Act. In order to comply with this law, we are required to obtain, verify and record certain identifying information about each person who opens an account. Such information includes your name, permanent street address, date of birth and social security number. Corporate accounts require additional information. We may also ask you to provide other identifying documentation. We reserve the right not to process any purchase or redemption orders until we can verify your identity.

THREE CLASSES OF SHARES

     This prospectus describes three classes of shares: Class A shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Not all classes are available in all Funds. Your investment representative can help you choose the class most appropriate for you.

         One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B or Class C shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B shares or Class C shares.

     The following table shows which classes of shares are available for which Funds, and highlights some of the differences between the three classes.

CLASS A SHARES                             CLASS B SHARES                  CLASS C SHARES
--------------                             --------------                  --------------
Available for all Funds              Available for all Funds        Available for all Funds except
                                     except the Tax-Exempt Fund     the Tax-Exempt Fund

Maximum front-end sales charge:      No front-end sales charge      No front-end sales charge

   5.25% for the S&P 100 Index,
   PSE Tech 100 Index, Dow Jones
   U.S. Health Care 100 Plus,
   Dow Jones U.S. Financial 100
   Plus, Strategic Allocation
   and Managed Growth Funds

   3.50% for the Tax-Exempt and
   Government Funds

No contingent deferred sales         Maximum 5.00% contingent       1.00% contingent deferred
charge                               deferred sales charge          sales charge (which is
                                     (reducing each year you        eliminated after you own
                                     own your shares, and going     your shares for 18 months)
                                     to zero after six years)

Lower annual expenses, including     Higher annual expenses,        Higher annual expenses,
the 12b-1 fee (0.25%), than Class    including the 12b-1 fee        including the 12b-1 fee
B or Class C shares                  (1.00%), than Class A          (1.00%), than Class A
                                     shares                         shares

                                     Automatic conversion to        No conversion to Class A
                                     Class A shares after eight     shares, meaning that
                                     years, reducing future         higher annual expenses
                                     annual expenses                continue for as long as
                                                                    you hold your Class C
                                                                    shares

     YOU SHOULD CONSIDER THE SIZE OF YOUR INVESTMENT, THE DIFFERENCE IN THE ANNUAL OPERATING EXPENSES AMONG THE THREE CLASSES OF SHARES, YOUR INVESTMENT TIME HORIZON BEFORE DECIDING WHICH CLASS OF SHARES MAKES SENSE FOR YOU. PLEASE CONSULT YOUR BROKER-DEALER ADVISOR FOR ASSISTANCE IN DETERMINING THE CLASS OF SHARES YOU SHOULD BUY.

     In general, exchanges of shares among the various mutual funds included in the North Track family can be made only for shares of the same class. For example, Class B shares can be exchanged only for shares of the other Funds that offer Class B shares. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. See "Exchanging Shares - Sales Charges Applicable to Exchanges" below.

     The Strategic Allocation Fund invests in Class F shares of each of the Underlying Funds, which are available only for investment by that Fund. You may not directly purchase Class F shares of the Underlying Funds. The Class F shares of the Underlying Funds have no front-end or contingent deferred sales charges and no 12b-1 fee.

MINIMUM PURCHASE AMOUNTS

     The Funds have established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control each Fund's operating expenses. Each Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases a Fund's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for each of the Funds for various types of investors.

                                                    MINIMUM INITIAL      MINIMUM ADDITIONAL
TYPE OF INVESTOR                                   INVESTMENT AMOUNT     INVESTMENT AMOUNT(1)
----------------                                   -----------------     -----------------
All investors, except special investors                 $1,000                 $   50
listed below

IRAs, Keogh plans, self-directed retirement             $  500                 $   25
accounts and custodial accounts under the
Uniform Gifts/Transfers to Minors Act (see
"Shareholder Services")

Purchases through Systematic Purchase Plans             $  100                 $  100(2)
(see "Shareholder Services - Systematic
Purchase Plan")

---------------------------

(1) There is no minimum additional investment requirement for purchases of shares of any of the Funds if the purchase is made in connection with (i) an exchange from another mutual fund within the North Track family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); or (ii) a reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler.
(2) The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

     FRONT-END SALES CHARGE. You may purchase Class A shares of each Fund at net asset value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 5.25% of the public offering price for the S&P 100 Index, PSE 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Managed Growth Funds, and 3.50% of the public offering price for the

Tax-Exempt and Government Funds. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

     The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) and the reallowance paid to broker-dealer (expressed as a percentage of the public offering price) in effect for sales of Class A shares of each of the Funds. None of the Funds will issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.

SIZE OF INVESTMENT                    PUBLIC OFFERING PRICE     NET AMOUNT INVESTED     DEALER REALLOWANCE
------------------                    ---------------------     -------------------     ------------------
S&P 100 INDEX, PSE TECH 100
INDEX, DOW JONES U.S. HEALTH
CARE 100 PLUS, DOW JONES U.S.
FINANCIAL 100 INDEX, STRATEGIC
ALLOCATION AND MANAGED GROWTH
FUNDS:

Less than $25,000                             5.25%                     5.54%                 4.50%

$25,000 but less than $50,000                 5.00%                     5.26%                 4.25%

$50,000 but less than $100,000                4.75%                     4.98%                 4.00%

$100,000 but less than $250,000               3.75%                     3.40%                 3.00%

$250,000 but less than $500,000               3.00%                     3.09%                 2.50%

$500,000 but less than $1,000,000             2.00%                     2.04%                 1.80%

$1,000,000 or more                            None*                     None*                   **

TAX-EXEMPT AND GOVERNMENT FUNDS:

Less than $25,000                             3.50%                     3.63%                 3.00%

$25,000 but less than $50,000                 3.00%                     3.09%                 2.50%

$50,000 but less than $100,000                2.50%                     2.56%                 2.00%

$100,000 but less than $250,000               2.00%                     2.04%                 1.50%

$250,000 but less than $500,000               1.50%                     1.52%                 1.25%

$500,000 but less than $1,000,000             1.00%                     1.01%                 0.80%

$1,000,000 or more                            None*                     None*                   **

-----------------------

* If shares are redeemed within 24 months after they were purchased without a front-end sales charge as part of an investment of $1,000,000 or more, a contingent deferred sales charge will be imposed on the redemption. That charge will not exceed 0.75% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

** The dealer reallowance for investments of $1,000,000 or more is equal to the following percentages of the public offering price: 0.75% on the first $1,000,000, plus 0.35% on the next $2,000,000, plus 0.10% on amounts in excess of $3,000,000.

     Some broker-dealers (not Ziegler) may pay their registered representatives different rates of compensation for selling certain mutual funds that may provide an incentive to offer some funds rather than others. You should ask your broker-dealer if it maintains any such policies.

     Ziegler may pay additional commissions and concessions to participating dealers and financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the dealer reallowance with respect to the shares sold. Ziegler may offer additional compensation in the form of trips, merchandise or sales incentives to selected dealers.

     REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge.

     One way is to increase the initial investment to reach a higher discount level. Another way to pay a lower sales charge is for you to add to your investment so that the amount of your new investment in a Fund, plus the net asset value of shares of the Fund or another Fund you already own, reaches a higher discount level. This is called a RIGHT OF ACCUMULATION. You can aggregate your holdings of Class A, Class B and Class C shares in all North Track mutual funds that have a sales charge to determine the break-point at which you may purchase shares in a Fund. For example, if you decide to invest $75,000 in a Fund when you already own shares in the Fund and/or other North Track mutual funds having an aggregate value of $50,000, you will pay a front-end sales charge of 3.75% (instead of 4.75%) on your $75,000 investment. That is because the $50,000 value of the shares you own at the time you make the $75,000 investment is added to that investment, resulting in a total of $125,000.

     COMBINING FAMILY AND OTHER AFFILIATED ACCOUNTS. For purposes of determining the applicable front-end sales charge, you may combine your investments with those of your spouse and children under the age of 21 ("immediate family"). You may also aggregate your and your immediate family's direct accounts with certain other affiliated accounts, such as:

          o Trust, custody or fiduciary accounts established by you or members of your immediate family. However, if the person who established the trust account is deceased, the account may be aggregated with accounts of the primary beneficiary of the trust;

          o    Single-participant retirement plans or accounts; and

          o    Solely controlled business accounts.

     The following accounts will be treated as a single purchaser for purposes of determining the applicable front-end sales charge:

          o Qualified and non-qualified pension, profit-sharing or other employee benefit plans;

          o Tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code;

          o Employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Investment Company Act; and

          o Any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of mutual fund shares at a discounted sales charge.

     You can also reduce the front-end sales charge by signing a non-binding STATEMENT OF INTENTION to invest $25,000 or more over a 13 month period in any one or combination of North Track Funds which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a Fund with respect to shares held in escrow.

     Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

     To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for such a discount.

     YOU SHOULD PROVIDE YOUR BROKER-DEALER OR OTHER FINANCIAL INTERMEDIARY WITH INFORMATION AND RECORDS AS TO ALL OF YOUR DIRECT AND RELATED NORTH TRACK ACCOUNTS AND THOSE OF YOUR SPOUSE AND CHILDREN IN ORDER TO DETERMINE WHETHER YOU ARE ELIGIBLE FOR A REDUCED SALES CHARGE. THIS INCLUDES INFORMATION ON ACCOUNTS AT THE BROKER-DEALER OR INTERMEDIARY THROUGH WHICH YOU ARE CURRENTLY PURCHASING SHARES OF A FUND AND AT OTHER BROKER-DEALERS AND INTERMEDIARIES.

     FOR MORE INFORMATION ABOUT BREAKPOINTS GENERALLY, PLEASE ASK YOUR BROKER-DEALER OR OTHER FINANCIAL INTERMEDIARY FOR A COPY OF THE NASD'S DISCLOSURE STATEMENT ON MUTUAL FUNDS BREAKPOINT DISCOUNTS OR DOWNLOAD A COPY BY VISITING THE NASD'S WEBSITE AT www.nasdr.com/breakpoints_statement.asp.

     PURCHASES WITHOUT A FRONT-END SALES CHARGE. Various types of purchasers may buy Class A shares of the Funds at net asset value (that is, without a front-end sales charge), as described below.

$1.0 Million Purchases          You may purchase Class A shares at net asset
                                value if you purchase at least $1.0 million of shares or the value of your account at the time of your purchase is at least $1.0 million, provided you make your purchase through a Selected Dealer who has executed a dealer agreement with Ziegler. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed
                                0.75% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. IF YOU PURCHASE ANY
                                SHARES WITHOUT A SALES CHARGE PURSUANT TO THIS
                                PROGRAM, AND YOU REDEEM ANY OF THOSE SHARES
                                WITHIN 24 MONTHS OF YOUR PURCHASE, YOU WILL PAY
                                A CONTINGENT DEFERRED SALES CHARGE ON THE
                                REDEEMED SHARES IN AN AMOUNT NOT TO EXCEED 0.75%
                                OF THE NET ASSET VALUE OF THOSE SHARES AT THE
                                TIME OF REDEMPTION  OR, IF LESS, THE NET ASSET
                                VALUE OF THOSE SHARES AT THE TIME OF YOUR
                                ORIGINAL PURCHASE.

Employee Benefit Plans          Any plan qualified under Section 401(k) of the
                                Internal Revenue Code that has at least 50 participants or that uses the services of ExpertPlan or certain other plan administrators or recordkeepers that are selected by North
                                Track may purchase Class A shares at net asset value. If such a plan purchases shares of any of the Funds through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested.

State and Municipal             Class A shares of the Funds also may be
Governments and Charities       purchased at net asset value without a sales
                                charge by any state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal
                                Revenue Code; provided that any such purchaser must purchase at least $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least
                                $500,000.

Persons Associated with         Class A shares may be purchased at net asset
North Track and Its Service     value by: Directors and officers of North Track
Providers                       (including shares purchased jointly with or
                                individually by any such person's spouse and
                                shares purchased by any such person's children
                                or grandchildren under age 21); employees of
                                Ziegler, Selected Dealers, the Transfer Agent,
                                the Custodian and Geneva, and the trustee or
                                custodian under any pension or profit-sharing
                                plan established for the benefit of the
                                employees of any of the foregoing; and non-
                                employee directors of The Ziegler Companies,
                                Inc. Also, employees of the Pacific Exchange may
                                purchase Class A shares of the PSE Tech

                                100 Index Fund at net asset value, employees of Dow Jones may purchase Class A shares of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds at net asset value, and employees and clients of Geneva may purchase Class A shares of the Managed Growth Fund at net asset value. The term "employee" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees.

Reinvestments of Distribu-      Class A shares may be purchased without a sales
tions From North Track          charge upon the reinvestment of distributions
Mutual Funds and Other          from any North Track mutual fund, or investment
Investment Vehicles             of distributions from various unit investment
Sponsored by Ziegler            trusts sponsored by Ziegler; the reinvestment of
                                principal or interest payments on bonds issued by Ziegler Mortgage Securities, Inc. II; or the reinvestment of interest payments on bonds underwritten by Ziegler.

Purchases Through Certain       You may purchase Class A shares without a sales
Investment Programs             charge through an asset allocation program, wrap
                                fee program or similar program of you by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain time to time by Ziegler. You should read the program materials provided by the service provider, including information related to this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services. this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the sha may charge fees of its own in connection with your participation in the program of services.
                                Certain service providers may receiv Track and/or Ziegler for providing such services.

Reinvestment Privilege          If you redeem Class A or Class B shares, you may
                                reinvest all or part of the redemption proceeds in Class A shares of any Fund, without a front-end sales charge, if you send written notice to North Track or the Transfer Agent not more than 90 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

PURCHASING CLASS B SHARES

     You may purchase Class B shares of any of the Funds (except the Tax-Exempt
Fund) at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the net asset value at the time of redemption or at the time of your original purchase) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in a Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

     CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the Funds based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                     CONTINGENT DEFERRED SALES CHARGE
-------                                     --------------------------------
1 Year or less                                           5.00%

More than 1 Year, but less than 3 Years                  4.00%

3 Years, but less than 4 Years                           3.00%

4 Years, but less than 5 Years                           2.00%

5 Years, but less than 6 Years                           1.00%

6 Years or More(1)                                       None

-------------------------

(1)  Class B shares convert to Class A shares automatically after eight years.

     Selected Dealers who sell Class B shares of a Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

PURCHASING CLASS C SHARES

     You may purchase Class C shares of any of the Funds (except the Tax-Exempt
Fund) at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. To reduce your costs, when you redeem shares in a Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements.

DISTRIBUTION AND DISTRIBUTION EXPENSES

     In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay fees for the sale and distribution of its shares as well as the maintenance of shareholder accounts and the provision of other shareholder services. The maximum 12b-1 fees payable by each Fund under their respective plans are as follows: 0.25% of the Fund's average daily net assets per year attributable to Class A shares, and 1.00% of the Fund's average daily net assets per year attributable to each of the Class B and Class C shares. Because each Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Ziegler may also make payments from its own resources to selected broker-dealers or institutions that are instrumental in the acquisition of shareholders for the Funds or that perform record keeping or other services with respect to shareholder accounts. Under these arrangements, the broker-dealer often provides North Track with access to the broker-dealer's branch offices and investment consultants, internally co-brands North Track's products, gives North Track some prominence and special recognition, includes information about North Track on the broker-dealer's web site, and participates in conferences and meetings sponsored by North Track. The payments that Ziegler may make to these broker-dealers are usually, but need not be, based on new sales that these broker-dealers generate, total sales or the aggregate value of accounts in the Funds for which these broker-dealers are responsible, and the amounts can vary from firm to firm. The amounts may also be affected by, among other things, levels of redemptions, participation in marketing efforts and fulfillment of various duties and obligations. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by Ziegler from time to time.

METHODS FOR PURCHASING SHARES

     All purchases must be in U.S. dollars. Checks must be drawn on a U.S. bank, and must be made payable to North Track. We will not accept third-party checks, cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you elect to redeem your shares, we may withhold your redemption payment until your check has cleared, which may take up to 15 days from date of purchase. This does not limit your right to redeem shares. Rather, it operates to make sure that North Track has received payment for the shares you are redeeming before returning that payment to you.

     We will consider your order for the purchase of shares to have been received when it is complete and physically received by North Track, the Transfer Agent, a broker-dealer or other financial intermediary authorized by us to receive orders or a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV System). If your purchase order is received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time), it will be invested based on the net asset value computed for the relevant Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested based on the net asset value determined for the relevant Fund as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD                                                         STEPS TO FOLLOW
------                                                         ---------------
                                   TO OPEN A NEW ACCOUNT                 TO ADD TO AN EXISTING ACCOUNT
BY MAIL                            1.   Complete the Account             1.   Complete the Additional
                                        Application included in this          Investment form included
Mail to:                                prospectus.                           with your account statement.
-------                                                                       Alternatively, you may write
North Track                        2.   Make your check payable to:           a note indicating your
c/o PFPC Inc.                           "North Track."                        account number.
P.O. Box 9796
Providence, RI 02940-9796               Note: The amount of your         2.   Make your check payable to
                                        purchase must meet the                "North Track."
Overnight Mail to:                      applicable minimum initial
-----------------                       investment account. See          3.   Mail the Additional
North Track                             "Purchasing Shares - Minimum          Investment Form (or note)
c/o PFPC Inc.                           Purchase Amounts."                    and your check.
760 Moore Road
King of Prussia, PA 19406-1212     3.   Mail the completed Account
                                        Application and your check.

AUTOMATICALLY                           Not Applicable                   USE ONE OF NORTH TRACK'S AUTOMATIC
                                                                         INVESTMENT PROGRAMS. Sign up for
                                                                         these services when you open your
                                                                         account, or call 1-800-826-4600 for
                                                                         instructions on how to add them to
                                                                         your existing account.

                                                                         SYSTEMATIC PURCHASE PLAN. Make
                                                                         regular, systematic investments
                                                                         into your North Track account(s)
                                                                         from your bank checking account.
                                                                         See "Shareholder Services -
                                                                         Systematic Purchase Plan."

                                                                         AUTOMATIC DIVIDEND REINVESTMENT.
                                                                         Unless you choose otherwise, all of
                                                                         your dividends and capital gain
                                                                         distributions automatically will be
                                                                         reinvested in additional Fund
                                                                         shares. You also may elect to have
                                                                         your dividends and capital gain
                                                                         distributions automatically
                                                                         invested in shares of another North
                                                                         Track mutual fund.

METHOD                                                         STEPS TO FOLLOW
------                                                         ---------------
                                   TO OPEN A NEW ACCOUNT BY              TO ADD TO AN EXISTING ACCOUNT BY
BY TELEPHONE                       EXCHANGE                              EXCHANGE

1-800-826-4600                     Call to establish a new account       Add to an account by exchanging
                                   by exchanging funds from an           funds from another North Track
                                   existing North Track account. See     account. See "Redeeming and
                                   "Redeeming and Exchanging Shares      Exchanging Shares - Exchanging
                                   - Exchanging Shares."                 Shares."

FINANCIAL SERVICES PLAN            You may open an account and           You may purchase additional shares
                                   purchase shares in a Fund through     in a Fund through a broker-dealer
                                   a broker-dealer or other financial    or other financial services firm
                                   service firm that may charge a        that may charge a transaction fee.
                                   transaction fee.
                                                                         North Track may accept requests to
                                   North Track may accept requests       purchase additional shares into a
                                   to purchase additional shares         broker-dealer street name account
                                   into a broker-dealer street name      only from the broker-dealer.
                                   account only from the broker-
                                   dealer.

                                REDEEMING SHARES

GENERAL INFORMATION

     You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares and Class C shares at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If your redemption order is received by North Track, the Transfer Agent, a broker-dealer or other financial intermediary authorized by us to receive orders or a clearing agency registered with the SEC (e.g., NSCC's Fund/SERV System) prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

     The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                             STEPS TO FOLLOW
------                             ---------------

BY TELEPHONE                       You may use North Track's Telephone
                                   Redemption Privilege to redeem shares valued
1-800-826-4600                     at less than $100,000, unless you have
                                   notified the Transfer Agent of an address change within the preceding 30 days. The
                                   Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records or to the designated bank account shown on the Transfer Agent's records.

                                   Unless you indicate otherwise on your Account Application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented

METHOD                             STEPS TO FOLLOW
------                             ---------------
                                   by stock certificates.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:

Mail to:                              o  A written request for redemption signed
-------                                  by the registered owner(s) of the
North Track                              shares, exactly as the account is
c/o PFPC Inc.                            registered, together with the
P.O. Box 9796                            shareholder's account number;
Providence, RI 02940-9796
                                      o  The certificates for the shares being
Overnight Mail to:                       redeemed, if any;
------------------
North Track                           o  Any required signature guarantees (see
c/o PFPC Inc.                            "Other Information About Redemptions"
760 Moore Road                           below); and
King of Prussia, PA 19406-1212
                                      o  Any additional documents which might be
                                         required for redemptions by
                                         corporations, executors,
                                         administrators, trustees, guardians, or
                                         other similar entities.

                                   The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent promptly will notify you if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL PLAN         You can set up an automatic systematic
                                   withdrawal plan from any of your North Track accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call the transfer agent and request a Systematic
                                   Withdrawal Plan Application Form and
                                   complete, sign and return the Form to North
                                   Track. See "Shareholder Services - Systematic
                                   Withdrawal Plan."

FINANCIAL SERVICES FIRMS           You also may redeem shares through broker-
                                   dealers, financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. Redemption proceeds are sent within seven days from the date of the order to redeem; however, the Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                             STEPS TO FOLLOW
------                             ---------------

BY MAIL The Transfer Agent mails checks for redemption proceeds after it receives the request and all necessary documents. There is no charge for this service.

BY ACH The Transfer Agent will process ACH redemptions to your bank account at your designated financial institution after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

METHOD                             STEPS TO FOLLOW
------                             ---------------

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc. as North Track's transfer agent (the "Transfer Agent"), to:
(1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past 30 days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $100,000. North Track may waive these requirements in certain instances.

     The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in a Fund drops below $500 for three months or more, the Fund has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of one or more of the Funds for any period during which: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund(s).

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of a Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

     MARKET TIMING. An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to North Track and its shareholders. Frequent purchases and redemptions of shares of a Fund presents such risks to Fund shareholders as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, and adverse tax consequences. To discourage such activity, North Track reserves the right to restrict further purchases by a shareholder who it believes is engaged in market timing. However, when purchases and sales are made through omnibus accounts maintained by broker-dealers and other intermediaries, North Track may not be able effectively to identify and restrict persons who engage in such activity.

     North Track has developed specific policies and procedures to discourage market timing transactions. Those policies and procedures involve limiting the number of purchases and redemptions in a Fund (i.e., "round trips") that may be allowed during a given period of time, and improving efforts in detecting and identifying market timers.

                                EXCHANGING SHARES

GENERAL INFORMATION

     Subject to compliance with applicable minimum investment requirements, you may exchange your shares of any North Track mutual fund (including any of the Funds) for shares of the same Class of any other North Track mutual fund in any state where the exchange legally may be made. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. There presently is no administrative charge for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

     An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the North Track mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

     EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which you are exchanging (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you paid when you purchased the shares you are exchanging, if any. For example, if you exchange Class A shares of the Tax-Exempt Fund for Class A shares of the S&P 100 Index Fund, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge you paid when you purchased your S&P 100 Index Fund shares (a maximum of 5.25%); minus (b) the front-end sales charge applicable to your purchase of Class A shares of the Tax-Exempt Fund (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange.

     EXCHANGING CLASS B AND CLASS C SHARES. You may exchange Class B and Class C shares in a Fund only for shares of the same Class of another Fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time in which you held the Class B or Class C shares you surrender in the exchange.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order no later than the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.

     Like market timing, an excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges (excluding exchanges from the North Track Cash Reserve Fund) in any calendar year or who North Track believes is engaged in market timing.

     The following additional rules and requirements apply to all exchanges:

          o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any Fund may be exchanged for Class X shares of the Cash Reserve Fund and vice versa.

          o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

          o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

          o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                             STEPS TO FOLLOW
------                             ---------------

BY MAIL                            Mail your exchange order to North Track.

Mail to:                           Please Note: North Track must receive your
-------                            exchange order no later than the close of
North Track                        trading on the New York Stock Exchange in
c/o PFPC Inc.                      order to effect an exchange on that business
P.O. Box 9796 Providence,          day.
RI 02940-9796

Overnight Mail to:
------------------
North Track
c/o PFPC Inc.
760 Moore Road
King of Prussia,
PA 19406-1212

BY TELEPHONE                       You receive telephone exchange privileges
                                   when you open your account. To decline the
1-800-826-4600                     telephone exchange privilege, you must check
                                   the appropriate box on the Account
                                   Application when you open your account.

                                   Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish for your account the North Track mutual fund into which you wish to exchange.

                                   Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS           You may exchange shares through your broker-
                                   dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

     North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

     SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can establish the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on how to establish the SPP from your registered representative, the Distributor or North Track.

     SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

     TAX-SHELTERED RETIREMENT PLANS. The following tax-sheltered plans may purchase shares of the Funds: (1) Individual Retirement Accounts (including Coverdell Education Savings Account, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans and prototypes of these plans and other information from the Distributor. You should carefully review and consider this information and these materials with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

     We determine the net asset value per share of each Fund daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange or any other day when the Exchange is closed. The calculation is as of 4:00 p.m. Eastern Time.

     For purposes of determining net asset value, we value the Fund's investments using their market quotations when readily available. Market quotations are readily available in nearly all instances for the common stocks and other equity securities in which the Equity Funds invest. Market quotations for debt securities are often not readily available. When market quotations are not readily available or are unreliable, securities are valued in good faith at their "fair values" in accordance with pricing policies and procedures adopted by North Track's Board of Directors. Fair values of debt securities are typically based on valuations published by an independent pricing service. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Managed Growth Funds declare and pay their dividends annually. The Tax-Exempt and Government Funds declare dividends daily and pay them monthly. You may elect to receive your dividends either in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track fund for which you have an account. We reinvest dividends on the same day they are distributed to shareholders. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the relevant Fund.

     Capital gains distributions, if any, in all Funds will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

BUYING A DIVIDEND

     You should bear in mind that if you purchase shares of a Fund just before the record date of a capital gains distribution, you will receive a portion of your purchase price back as a taxable distribution. On the record date for the distribution, the Fund's per share net asset value will be reduced by an amount equal to the amount of the capital gains distribution. This occurrence sometimes is referred to as "buying a dividend."

TAX STATUS

     Each Fund distributes substantially all of its net income and capital gains. We will annually report to you the federal income tax status of all distributions. You will be taxed on each Fund's distributions (other than exempt-interest dividends distributed by the Tax-Exempt Fund) when they are paid, whether you elect to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to you as if you received them on December 31 of the earlier year.

     Distributions will be taxable as ordinary income, qualifying dividends or capital gains. As a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is reduced to 15% through 2008.

     CAPITAL GAINS. Any long-term capital gains distributions that do not qualify for the reduced rate will generally be taxed at a rate of 20%. Short-term capital gains distributions will continue to be taxed as ordinary income.

     If a shareholder receives a capital gain distribution from a Fund and then sells shares of that Fund at a loss within six months of purchasing the shares, the loss will be treated as a long-term capital loss to the extent of the capital gain distributions received by the shareholder.

     DIVIDENDS. The reduced rate of tax on dividends only applies to certain qualifying dividends. In general, qualifying dividends include dividends received from domestic corporations (including domestic mutual funds) on or after January 1, 2003 on shares of stock that have been held for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced rate. The Fund will report to you the amount of distributions received by the Fund, and distributed to you, that will qualify for the reduced rate of tax provided that you satisfy the holding period requirement with respect to your shares of the Fund. Dividends that you receive from the Fund that are not qualifying dividends will be taxed as ordinary income.

     That part of the Tax-Exempt Fund's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated as an "exempt-interest dividend" under the Code. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority which vary with respect to the taxation of such dividend income. It is possible that some states will exempt from tax that portion of the exempt-interest dividend which represents interest received by the Tax-Exempt Fund on that state's securities. Therefore, the Tax-Exempt Fund will report annually to its shareholders the percentage of interest income received on a state-by-state basis. You should consult with your tax adviser regarding the extent, if any, to which exempt-interest dividends are exempt under state laws applicable to your dividend distributions.

     WASH SALES FOR STRATEGIC ALLOCATION FUND. All or a portion of the capital loss incurred by the Strategic Allocation Fund on the sale of shares of an Underlying Fund will have to be deferred if the Strategic Allocation Fund purchases shares of the same Underlying Fund within 30 days before or after the date of sale. These wash sale losses may not offset the taxable capital gains distributed by the Strategic Allocation Fund to you. Instead, the amount of any loss that is deferred will be added to the Strategic Allocation Fund's basis in the newly acquired shares of the Underlying Fund.

     Similarly, you may be prevented from recognizing a loss, or a portion of the loss, on the sale of shares of the Strategic Allocation Fund due to these wash sale provisions. Shareholders in the Strategic Allocation Fund will not be allowed to recognize a loss on the sale of shares of the Strategic Allocation Fund to the extent that the shareholder acquires other shares in the Strategic Allocation Fund during the period beginning 30 days before the sale of the shares and ending 30 days after the date of sale of the shares. If such a wash sale occurs, the loss will be deferred and the amount of the loss will be added to the shareholder's basis in the newly acquired shares of the Strategic Allocation Fund.

PRIVACY: A FUNDAMENTAL CONCERN

     At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

     WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

     YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

     o    Name and address

     o    Social Security or taxpayer identification number

     o    Beneficiary information

     o    Bank account information

     o    Investments at other institutions

     OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request, to service an account or to verify your true identity. For example, we may share information with companies that perform services on our behalf. One such services provider is the transfer agent for the Funds, PFPC Inc., which opens accounts, processes transactions and mails account statements. In addition, with express consent by the individual client, certain client financial information is forwarded to SAGE Scholars, Inc. in order to permit the client to accrue the benefits SAGE Scholars provides. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

     In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

     If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.

                      DELIVERY OF DOCUMENTS TO SHAREHOLDERS

     "HOUSEHOLDING". North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

     ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

     CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may indicate your consent to householding and/or electronic delivery of shareholder documents on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

     You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 fiscal years (or such shorter period as the particular Fund has been in operation). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the Funds for the years ended October 31, 2002 and 2003 have been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the Annual Report to Shareholders. The financial highlights for periods ended prior to October 31, 2002 were audited by Arthur Andersen LLP which has ceased operations. The Annual Report is available upon request.

                                                                                 S&P 100 INDEX FUND - CLASS A
                                                               ---------------------------------------------------------------------
                                                                         For the years ended               For the ten  For the year
                                                                              October 31,                  months Ended    ended
                                                               ---------------------------------------      October 31, December 31,
                                                               2003        2002        2001       2000         1999        1998
                                                               ----        ----        ----       ----         ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................      $  25.59    $  30.78    $  43.32    $  41.49    $  34.90    $  27.04
INCOME FROM INVESTMENT  OPERATIONS:
         Net investment income ......................           .22         .15         .06         .07         .10         .20
         Net realized and unrealized gains
         (losses) on investments ....................          3.89       (5.34)     (11.91)       2.31        6.57        8.51
                                                           --------    --------    --------    -------     --------    --------
         TOTAL FROM INVESTMENT OPERATIONS ...........          4.11       (5.19)     (11.85)       2.38        6.67        8.71
                                                           --------    --------    --------    -------     --------    --------
LESS DISTRIBUTIONS:
         Dividends from net investment
         income .....................................          (.13)         --          --        (.06)       (.08)       (.20)
         Dividends from net realized capital
         gains on investments .......................            --          --        (.69)       (.49)         --        (.59)
         Distributions in excess of net realized
         capital gains ..............................            --          --          --          --          --        (.06)
                                                           --------    --------    --------    -------     --------    --------
         TOTAL DISTRIBUTIONS ........................          (.13)         --        (.69)       (.55)       (.08)       (.85)
                                                           --------    --------    --------    -------     --------    --------
NET ASSET VALUE, END OF PERIOD ......................      $  29.57    $  25.59    $  30.78    $  43.32    $  41.49    $  34.90
                                                           ========    ========    ========    ========    ========    ========
TOTAL RETURN** ......................................         16.14%     (16.86)%    (27.75)%      5.73%      19.13++     32.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand) .....      $151,908    $142,765    $170,879    $246,017    $214,358    $160,190
Ratio of net expenses to average net assets .........          1.16%       1.11%       1.06%        .86%+       .80%*       .94%+
Ratio of net investment income to average
net assets ..........................................           .78%        .49%        .16%        .16%+       .30%*       .60%+

Portfolio turnover rate .............................          5.99%      16.13%      20.68%       7.01%       4.90%++    10.20%

--------------------------

*    Annualized.
** The Fund's front-end sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .05% in 2000 and .07% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been .91% in 2000 and 1.00% in 1998, and the ratio of net investment income (loss) to average net assets would have been .11% in 2000 and .53% in 1998.
++   Not annualized.

                                                                                 S&P 100 INDEX FUND - CLASS B
                                                               ---------------------------------------------------------------------
                                                                                                                          For the
                                                                                                               For      period from
                                                                                                               the     July 27, 1998
                                                                                                               ten     (commencement
                                                                         For the years ended                  months   of operations
                                                                              October 31,                     Ended       through
                                                               ---------------------------------------      October 31, December 31,
                                                               2003        2002        2001       2000         1999        1998
                                                               ----        ----        ----       ----         ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $ 25.01     $ 30.31     $ 42.90    $ 41.35       $34.91     $ 33.13
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income (loss)................            --        (.08)       (.21)      (.18)        (.13)        .01
         Net realized and unrealized gains
         (losses) on investments.....................          3.82       (5.22)     (11.77)      2.22         6.57        2.43
                                                            -------     -------     -------    -------      -------     -------
         TOTAL FROM INVESTMENT OPERATIONS............          3.82       (5.30)     (11.98)      2.04         6.44        2.44
                                                            -------     -------     -------    -------      -------     -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --          --          --         --           --        (.01)
         Distributions from net realized capital
         gains on investment.........................            --          --        (.61)      (.49)          --        (.59)
         Distributions in excess of net realized
         capital gains...............................            --          --          --         --           --        (.06)
                                                            -------     -------     -------    -------      -------     -------
         TOTAL DISTRIBUTIONS.........................            --          --        (.61)      (.49)          --        (.66)
                                                            -------     -------     -------    -------      -------     -------
NET ASSET VALUE, END OF PERIOD.......................       $ 28.83     $ 25.01     $ 30.31    $ 42.90      $ 41.35     $ 34.91
                                                            =======     =======     =======    =======      =======     =======
TOTAL RETURN**.......................................         15.27%     (17.49)%    (28.29)%     4.94%       18.45%++     7.40%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest
thousand)............................................       $50,176     $46,464     $55,255    $68,697      $37,160     $ 6,123
Ratio of net expenses to average net assets..........          1.90%       1.86%       1.82%      1.58%+       1.50%*      1.34%*+
Ratio of net investment income (loss) to
average net assets...................................           .04%       (.27)%      (.60)%     (.58)%+      (.40)%*       --*+
Portfolio turnover rate..............................          5.99%      16.13%      20.68%      7.01%        4.90%++    10.20%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .06% in 2000 and .03% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.64% in 2000 and 1.40% in 1998, and the ratio of net investment income (loss) to average net assets would have been (.64)% in 2000.
++   Not annualized.

                                                                                S&P 100 INDEX FUND - CLASS C
                                                               -----------------------------------------------------------
                                                                    For the years ended         For the period from May 8,
                                                                         October 31,              2000 (commencement of
                                                               ----------------------------         operations) through
                                                               2003        2002        2001          October 31, 2000
                                                               ----        ----        ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $ 25.15     $ 30.48     $ 43.19              $ 43.69
INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss.........................           .02        (.07)       (.14)                (.07)
         Net realized and unrealized losses on
         investments.................................          3.83       (5.26)     (11.88)                (.43)
                                                            -------     -------     -------              -------
         TOTAL FROM INVESTMENT OPERATIONS............          3.85       (5.33)     (12.02)                (.50)
                                                            -------     -------     -------              -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --          --          --                   --
         Distributions from net realized capital
         gains on investments........................            --          --        (.69)                  --
         Distributions in excess of net realized
         capital gains...............................            --          --          --                   --
                                                            -------     -------     -------              -------
         TOTAL DISTRIBUTIONS.........................            --          --        (.69)                  --
                                                            -------     -------     -------              -------
NET ASSET VALUE, END OF PERIOD.......................       $ 29.00     $ 25.15     $ 30.48              $ 43.19
                                                            =======     =======     =======              =======
TOTAL RETURN**.......................................         15.31%     (17.49)%    (28.24)%              (3.40)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......       $10,380     $ 7,790     $ 7,838              $ 3,259
Ratio of net expenses  to average net assets.........          1.90%       1.86%       1.83%                1.63%*+
Ratio of net investment income (loss) to average
net assets...........................................           .03%       (.27)%      (.62)%               (.69)%*+
Portfolio turnover rate..............................          5.99%      16.13%      20.68%                7.01%++

-------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .14% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.77% in 2000, and the ratio of net investment income (loss) to average net assets would have been (.83)% in 2000.
++   Not annualized.

                                                                                 PSE TECH INDEX FUND - CLASS A
                                                               ---------------------------------------------------------------------
                                                                         For the years ended               For the ten  For the year
                                                                              October 31,                  months Ended    ended
                                                               ---------------------------------------      October 31, December 31,
                                                               2003        2002        2001       2000         1999        1998
                                                               ----        ----        ----       ----         ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................      $  13.31    $  18.09    $  36.76   $  27.13     $  18.45    $  12.39
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income (loss)................          (.12)       (.16)       (.20)      (.18)        (.08)        .01
         Net realized and unrealized gains
         (losses) on investments.....................          6.31       (4.35)     (11.79)     11.79         8.76        6.68
                                                           --------    --------    --------   --------     --------    --------
TOTAL FROM INVESTMENT OPERATIONS                               6.19        (4.51)    (11.99)     11.61         8.68        6.69
                                                           --------    --------    --------   --------     --------    --------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --          --          --         --           --        (.01)
         Distributions from net realized capital
         gains on investments........................            --        (.27)      (6.68)     (1.98)          --        (.60)
         Distributions in excess of net realized
         capital gains...............................            --          --          --         --           --        (.02)
                                                           --------    --------    --------   --------     --------    --------
         TOTAL DISTRIBUTIONS.........................            --        (.27)      (6.68)     (1.98)          --        (.63)
                                                           --------    --------    --------   --------     --------    --------
NET ASSET VALUE, END OF PERIOD.......................      $  19.50    $  13.31    $  18.09   $  36.76     $  27.13    $  18.45
                                                           ========    ========    ========   ========     ========    ========
TOTAL RETURN**.......................................         46.51%     (25.42)%    (39.98%)    44.47%       47.05%++    53.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......      $261,929    $171,525    $238,221   $408,040     $169,247    $ 72,724
Ratio of net expenses to average net assets..........          1.18%#      1.15%#      1.08%       .71%+        .70%*+      .60%+
Ratio of net investment income (loss) to average
net assets...........................................          (.83)%*     (.87)%      (.87)%     (.52)%+      (.40)%*+      --+
Portfolio turnover rate..............................         12.19       22.25%      22.37%     40.21%       33.00%++    25.40%

--------------------------

*    Annualized.
** The Fund's front-end sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .09% in 2000, .13% in 1999, and .50% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been .80% in 2000, .83% in 1999, and 1.10% in 1998 and the ratio of net investment income (loss) to average net assets would have been (.61)% in 2000 and (.53)% in 1999.
++   Not annualized.
#    Reflects broker reimbursement of .01%.

                                                                                 PSE 100 INDEX FUND - CLASS B
                                                               ---------------------------------------------------------------------
                                                                                                                        For the
                                                                                                             For      period from
                                                                                                             the     July 27, 1998
                                                                                                             ten     (commencement
                                                                         For the years ended                months   of operations)
                                                                              October 31,                   Ended       through
                                                               ---------------------------------------    October 31, December 31,
                                                               2003        2002        2001       2000       1999        1998
                                                               ----        ----        ----       ----       ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................      $  12.83    $  17.59    $  36.15   $  26.90     $  18.39    $  14.94
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income (loss)................          (.23)       (.31)       (.37)      (.39)        (.22)        .01
         Net realized and unrealized gains (losses)
         on investments..............................          6.06       (4.18)     (11.51)     11.56         8.73        4.07
                                                           --------    --------    --------   --------     --------    --------
         TOTAL FROM INVESTMENT OPERATIONS............          5.83       (4.49)     (11.88)     11.17         8.51        4.08
                                                           --------    --------    --------   --------     --------    --------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --          --          --         --           --        (.01)
         Distributions from net realized capital
         gains on investments....................                --        (.27)      (6.68)     (1.98)          --        (.60)
         Distributions in excess of net realized
         capital gains...............................            --          --          --         --           --        (.02)
                                                           --------    --------    --------   --------     --------    --------
         TOTAL DISTRIBUTIONS.........................            --        (.27)      (6.68)     (1.98)          --        (.63)
                                                           --------    --------    --------   --------     --------    --------
NET ASSET VALUE, END OF PERIOD.......................      $  18.66    $  12.83    $  17.59   $  36.15     $  26.90    $  18.39
                                                           ========    ========    ========   ========     ========    ========
TOTAL RETURN**.......................................         45.44%     (26.04)%    (39.41)%    43.38%       46.28%++    27.21%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......      $102,870    $ 72,692    $116,467   $205,213     $ 60,038    $  6,559
Ratio of net expenses to average net assets..........          1.93%#      1.88%#      1.83%      1.42%+       1.40%*+     1.20%*+
Ratio of net investment income (loss) to average
net assets...........................................         (1.57)%#    (1.62)%     (1.63)%    (1.23)%+     (1.10)%*+      --*+
Portfolio turnover rate..............................         12.19%      22.25%      22.37%     40.21%       33.00%++    25.40%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .10% in 2000, .13% in 1999 and .30% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.52% in 2000, 1.53% in 1999, and 1.50% in 1998, and the ratio of net investment income (loss) to average net assets would have been (1.33)% in 2000 in (.23)% in 1999.
++   Not annualized.
#    Reflects broker reimbursement of .01%.

                                                                               PSE TECH INDEX FUND - CLASS C
                                                               -----------------------------------------------------------
                                                                    For the years ended         For the period from May 8,
                                                                         October 31,              2000 (commencement of
                                                               ----------------------------         operations through
                                                               2003        2002        2001          October 31, 2000
                                                               ----        ----        ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $ 13.07     $ 17.90     $ 36.66              $ 38.33
INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss.........................          (.19)       (.24)       (.31)                (.12)
         Net realized and unrealized losses on
         investments.................................          6.12       (4.32)     (11.77)               (1.55)
                                                            -------     -------     -------              -------
         TOTAL FROM INVESTMENT OPERATIONS............          5.93       (4.56)     (12.08)               (1.67)
                                                            -------     -------     -------              -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --          --          --                   --
         Distributions from net realized capital
         gains on investments........................            --        (.27)      (6.68)                  --
         Distributions in excess of net realized
         capital gains...............................            --          --          --                   --
                                                            -------     -------     -------              -------
         TOTAL DISTRIBUTIONS.........................            --        (.27)      (6.68)                  --
                                                            -------     -------     -------              -------
NET ASSET VALUE, END OF PERIOD.......................       $ 19.00     $ 13.07     $ 17.90              $ 36.66
                                                            =======     =======     =======              =======
TOTAL RETURN**.......................................         45.37%     (25.98)%    (39.41)%              (7.07)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......       $22,120     $10,756     $10,185              $11,423
Ratio of net expenses to average net assets..........          1.92%#      1.89%#      1.84%                1.48%*+
Ratio of net investment loss to average net assets...         (1.57)%#    (1.63)%     (1.63)%              (1.29)%*+
Portfolio turnover rate..............................         12.19%      22.25%      22.37%               40.21%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .24% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.72% in 2000, and the ratio of net investment loss to average net assets would have been (1.86)% in 2000.
++   Not annualized.
#    Reflects broker reimbursement of .01%.

                                                                   DOW JONES U.S. HEALTH CARE 100 PLUS FUND - CLASS A
                                                            -----------------------------------------------------------------
                                                                                                   For the period from
                                                                   For the years ended                April 17, 2001
                                                                       October 31,                   (commencement of
                                                            ----------------------------------     operations) through
                                                               2003                    2002          October 31, 2001
                                                               ----                    ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $  8.35                 $ 10.21                $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss.........................          (.01)                   (.01)                  (.01)
         Net realized and unrealized gains (losses)
         on investments..............................          1.36                   (1.85)                   .22
                                                            -------                 -------                -------
         TOTAL FROM INVESTMENT OPERATIONS............          1.35                   (1.86)                   .21
                                                            -------                 -------                -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --                      --                     --
         Distributions from net realized capital
         gains on investments........................          (.04)                     --                     --
         Distributions in excess of net realized
         capital gains...............................          (.01)                     --                     --
                                                            -------                 -------                -------
         TOTAL DISTRIBUTIONS.........................          (.05)                     --                     --
                                                            -------                 -------                -------
NET ASSET VALUE, END OF PERIOD.......................       $  9.65                 $  8.35                $ 10.21
                                                            =======                 =======                =======
TOTAL RETURN**.......................................         16.28%                 (18.22)%                 2.10%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......       $20,606                 $11,931                $ 6,894
Ratio of net expenses to average net assets..........          1.22%+                  1.15%+                 1.15%*+
Ratio of net investment loss to average net assets...          (.11)%+                 (.13)%+                (.37)%*+
Portfolio turnover rate..............................         28.02%                  29.17%                 13.49%++

--------------------------

*    Annualized.
** The Fund's front-end sales charge is not reflected in total return as set forth in the table.
+ Reflects a contractual reimbursement of fund expenses of .53% in 2003 and 0.77% in 2002, and contractual reimbursement of 2.01% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 1.75% in 2003, 1.92% in 2002 and 3.16% in 2001, and the ratio of net investment loss to average net assets would have been (.64)% in 2003, (.90)% in 2002 and (2.38)% in 2001.
++   Not annualized.

                                                                   DOW JONES U.S. HEALTH CARE 100 PLUS FUND - CLASS B
                                                            -----------------------------------------------------------------
                                                                                                   For the period from
                                                                   For the years ended                April 17, 2001
                                                                       October 31,                   (commencement of
                                                            ----------------------------------     operations) through
                                                               2003                    2002          October 31, 2001
                                                               ----                    ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $  8.26                 $ 10.17              $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss.........................          (.07)                   (.06)                (.03)
         Net realized and unrealized gains (losses)
         on investments..............................          1.33                   (1.85)                 .20
                                                            -------                 -------              -------
         TOTAL FROM INVESTMENT OPERATIONS............          1.26                   (1.91)                 .17
                                                            -------                 -------              -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --                      --                   --
         Distributions from net realized capital
         gains on investments........................          (.04)                     --                   --
         Distributions in excess of net realized
         capital gains...............................          (.01)                     --                   --
                                                            -------                 -------              -------
         TOTAL DISTRIBUTIONS.........................          (.05)                     --                   --
                                                            -------                 -------              -------
NET ASSET VALUE, END OF PERIOD.......................       $  9.47                 $  8.26              $ 10.17
                                                            =======                 =======              =======
TOTAL RETURN**.......................................         15.37                  (18.78)%               1.70%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......       $11,498                 $ 8,106              $ 3,595
Ratio of net expenses to average net assets..........          1.97%+                  1.90%                1.90%*+
Ratio of net investment loss to average net assets...          (.84)%+                 (.88)%              (1.13)%*+
Portfolio turnover rate..............................         28.02%                  29.17%               13.49%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a contractual reimbursement of fund expenses of .54% in 2003 and 0.77% in 2002, and contractual reimbursement of 1.85% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.51% in 2003, 2.67% in 2002 and 3.75% in 2001, and the ratio of net investment loss to average net assets would have been (1.38)% in 2003, (1.65)% in 2002 and (2.98)% in 2001.
++   Not annualized.

                                                                   DOW JONES U.S. HEALTH CARE 100 PLUS FUND - CLASS C
                                                            -----------------------------------------------------------------
                                                                                                   For the period from
                                                                   For the years ended                April 17, 2001
                                                                       October 31,                   (commencement of
                                                            ----------------------------------     operations) through
                                                               2003                    2002          October 31, 2001
                                                               ----                    ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................        $ 8.27                  $10.18               $10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss.........................          (.06)                   (.05)                (.04)
         Net realized and unrealized gains (losses)
         on investments..............................          1.32                   (1.86)                 .22
                                                            -------                 -------              -------
         TOTAL FROM INVESTMENT OPERATIONS............          1.26                   (1.91)                 .18
                                                            -------                 -------              -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --                      --                   --
         Distributions from net realized capital
         gains on investments........................          (.04)                     --                   --
         Distributions in excess of net realized
         capital gains...............................          (.01)                     --                   --
                                                            -------                 -------              -------
         TOTAL DISTRIBUTIONS.........................          (.05)                     --                   --
                                                            -------                 -------              -------
NET ASSET VALUE, END OF PERIOD.......................        $ 9.48                  $ 8.27               $10.18
                                                            =======                 =======              =======
TOTAL RETURN**.......................................         15.35%                 (18.76)%               1.80%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......        $8,043                  $4,640               $1,724
Ratio of net expenses to average net assets..........          1.97%+                  1.90%+               1.90%*+
Ratio of net investment loss to average net assets...          (.86)%+                 (.88)%+             (1.10)%*+
Portfolio turnover rate..............................         28.02%                  29.17%               13.49%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a contractual reimbursement of fund expenses of .53% in 2003 and 0.77% in 2002, and contractual reimbursement of 2.02% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.50% in 2003, 2.67% in 2002 and 3.92% in 2001, and the ratio of net investment loss to average net assets would have been (1.39)% in 2003, (1.65)% in 2002 and (3.12)% in 2001.
++   Not annualized.

                                                                    DOW JONES U.S. FINANCIAL 100 PLUS FUND - CLASS A
                                                            -----------------------------------------------------------------
                                                                                                   For the period from
                                                                   For the years ended                April 17, 2001
                                                                       October 31,                   (commencement of
                                                            ----------------------------------     operations) through
                                                               2003                    2002          October 31, 2001
                                                               ----                    ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $  8.78                 $  9.19              $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income.......................           .10                     .09                  .02
         Net realized and unrealized gains (losses)
         on investments..............................          1.87                    (.42)                 .83
                                                            -------                 -------              -------
         TOTAL FROM INVESTMENT OPERATIONS............          1.97                    (.33)                (.81)
                                                            -------                 -------              -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........          (.11)                   (.07)                  --
         Distributions from net realized capital
         gains on investments........................            --                    (.01)                  --
         Distributions in excess of net realized
         capital gains...............................            --                      --                   --
                                                            -------                 -------              -------
         TOTAL DISTRIBUTIONS.........................          (.11)                   (.08)                  --
                                                            -------                 -------              -------
         NET ASSET VALUE, END OF PERIOD..............       $ 10.64                 $  8.78              $  9.19
                                                            =======                 =======              =======
         TOTAL RETURN**..............................         22.67%                  (3.69)%              (8.10)%++

         RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period (to nearest
         thousand)...................................       $18,994                 $11,601              $ 4,394
         Ratio of net expenses to average net
         assets......................................          1.22%+                  1.15%+               1.15*+
         Ratio of net investment loss to average net
         assets......................................          1.29%+                  1.04%+                .77*
Portfolio turnover rate..............................         16.87%                  22.25%                8.84%++

--------------------------

*    Annualized.
** The Fund's front-end sales charge is not reflected in total return as set forth in the table.
+ Reflects a contractual reimbursement of fund expenses of .54% in 2003, .84% in 2002 and 3.08% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 1.76% in 2003, 1.99% in 2002 and 4.23% in 2001, and the ratio of net investment income (loss) to average net assets would have been .75% in 2003, .20% in 2002 and (2.31)% in 2001.
++   Not annualized.

                                                                    DOW JONES U.S. FINANCIAL 100 PLUS FUND - CLASS B
                                                            -----------------------------------------------------------------
                                                                                                   For the period from
                                                                   For the years ended                April 17, 2001
                                                                       October 31,                   (commencement of
                                                            ----------------------------------     operations) through
                                                               2003                    2002          October 31, 2001
                                                               ----                    ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................        $ 8.74                  $ 9.16                10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income.......................           .04                     .01                   --
         Net realized and unrealized losses on
         investments.................................          1.85                    (.41)                (.84)
                                                             ------                  ------               ------
         TOTAL FROM INVESTMENT OPERATIONS............          1.89                    (.40)                (.84)
                                                             ------                  ------               ------
LESS DISTRIBUTIONS:
         Dividends from net investment income........          (.05)                   (.01)                  --
         Distributions from net realized capital
         gains on investments........................            --                    (.01)                  --
         Distributions in excess of net realized
         capital gains...............................            --                      --                   --
                                                             ------                  ------               ------
         TOTAL DISTRIBUTIONS.........................          (.05)                   (.02)                  --
                                                             ------                  ------               ------
NET ASSET VALUE, END OF PERIOD.......................        $10.58                  $ 8.74               $ 9.16
                                                             ======                  ======               ======
TOTAL RETURN**.......................................         21.72%                  (4.39)%              (8.40)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......        $9,149                  $6,049               $1,897
Ratio of net expenses to average net assets..........          1.97%+                  1.90%+               1.90%*+
Ratio of net investment loss to average net assets...           .54%+                   .29%+                .04%*
Portfolio turnover rate..............................         16.87%                  22.25%                8.84%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a contractual reimbursement of fund expenses of .55% in 2003, .83% in 2002 and 2.70% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.52% in 2003, 2.73% in 2002 and 4.60% in 2001, and the ratio of net investment income (loss) to average net assets would have been (.01)% in 2003, (.54)% in 2002 and (2.66)% in 2001.
++   Not annualized.

                                                                    DOW JONES U.S. FINANCIAL 100 PLUS FUND - CLASS C
                                                            -----------------------------------------------------------------
                                                                                                   For the period from
                                                                   For the years ended                April 17, 2001
                                                                       October 31,                   (commencement of
                                                            ----------------------------------     operations) through
                                                               2003                    2002          October 31, 2001
                                                               ----                    ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................        $ 8.72                  $ 9.16               $10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income.......................           .04                     .02                   --
         Net realized and unrealized losses on
         investments.................................          1.84                    (.42)                (.84)
                                                             ------                  ------               ------
         TOTAL FROM INVESTMENT OPERATIONS............          1.88                    (.40)                (.84)
                                                             ------                  ------               ------
LESS DISTRIBUTIONS:
         Dividends from net investment income........          (.05)                   (.03)                  --
         Distributions from net realized capital
         gains on investments........................            --                    (.01)                  --
         Distributions in excess of net realized
         capital gains...............................            --                      --                   --
                                                             ------                  ------               ------
         TOTAL DISTRIBUTIONS.........................          (.05)                   (.04)                  --
                                                             ------                  ------               ------
NET ASSET VALUE, END OF PERIOD.......................        $10.55                  $ 8.72               $ 9.16
                                                             ======                  ======               ======
TOTAL RETURN**.......................................         21.69%                  (4.39)%              (8.40)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......        $6,972                  $3,734               $1,121
Ratio of net expenses to average net assets..........          1.97%+                  1.90%+               1.89%*+
Ratio of net investment loss to average net assets...           .54%+                   .30%+                .03%*
Portfolio turnover rate..............................         16.87%                  22.25%                8.84%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a contractual reimbursement of fund expenses of .54% in 2003, .83% in 2002 and 3.03% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.52% in 2003, 2.73% in 2002 and 4.92% in 2001, and the ratio of net investment income (loss) to average net assets would have been .00% in 2003, (.53)% in 2002 and (3.00)% in 2001..
++   Not annualized.

                                                                                 MANAGED GROWTH FUND - CLASS A
                                                               ---------------------------------------------------------------------
                                                                                                               For the period from
                                                                         For the years ended                     January 4, 1999
                                                                              October 31,                        (commencement of
                                                               ---------------------------------------         operations) through
                                                               2003        2002        2001       2000           October 31, 1999
                                                               ----        ----        ----       ----           ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $ 10.60     $ 10.55     $ 13.26    $ 10.05              $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss.........................          (.11)       (.11)       (.12)      (.09)                (.01)
         Net realized and unrealized gains
         (losses) on investments                               2.16         .16       (2.59)      3.30                  .06
                                                            -------     -------     -------    -------              -------
         TOTAL FROM INVESTMENT OPERATIONS............          2.05         .05       (2.71)      3.21                  .05
                                                            -------     -------     -------    -------              -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --          --          --         --                   --
         Distributions from net realized capital
         gains on investments........................            --          --          --         --                   --
         Distributions in excess of net realized
         capital gains...............................            --          --          --         --                   --
                                                            -------     -------     -------    -------              -------
         TOTAL DISTRIBUTIONS.........................            --          --          --         --                   --
                                                            -------     -------     -------    -------              -------
NET ASSET VALUE, END OF PERIOD.......................       $ 12.65     $ 10.60     $ 10.55    $ 13.26              $ 10.05
                                                            =======     =======     =======    =======              =======
TOTAL RETURN**.......................................         19.34         .47%     (20.44)%    31.94%                 .50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......       $33,805     $22,497     $15,341    $12,457              $ 5,913
Ratio of net expenses to average net assets..........          1.57%       1.56%       1.58%*+    1.28%*+               .60%*+
Ratio of net investment loss to average net assets...         (1.19)%     (1.23)%     (1.27)%+    (.95)%+              (.10)%*+
Portfolio turnover rate..............................         30.07%      18.71%      24.32%     38.67%               27.50%++

--------------------------

*    Annualized.
** The Fund's front-end sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .19% in 2001, .45% in 2000 and 2.30% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 1.77% in 2001, 1.73% in 2000, and 2.90% in 1999, and the ratio of net investment income (loss) to average net assets would have been (1.46)% in 2001, (1.40)% in 2000 and (2.40)% in
     1999.
++   Not annualized.

                                                                                 MANAGED GROWTH FUND - CLASS B
                                                               ---------------------------------------------------------------------
                                                                                                               For the period from
                                                                         For the years ended                     January 4, 1999
                                                                              October 31,                        (commencement of
                                                               ---------------------------------------         operations) through
                                                               2003        2002        2001       2000           October 31, 1999
                                                               ----        ----        ----       ----           ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $ 10.33     $ 10.36     $ 13.11    $ 10.01               $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss.........................          (.20)       (.17)       (.18)      (.17)                 (.07)
         Net realized and unrealized gains (losses)
         on investments..............................          2.10         .14       (2.57)      3.27                   .08
                                                            -------     -------     -------    -------               -------
         TOTAL FROM INVESTMENT OPERATIONS............          1.90        (.03)      (2.75)      3.10                   .01
                                                            -------     -------     -------    -------               -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --          --          --         --                    --
         Distributions from net realized capital
         gains on investments........................            --          --          --         --                    --
         Distributions in excess of net realized
         capital gains...............................            --          --          --         --                    --
                                                            -------     -------     -------    -------               -------
         TOTAL DISTRIBUTIONS.........................            --          --          --         --                    --
                                                            -------     -------     -------    -------               -------
NET ASSET VALUE, END OF PERIOD.......................       $ 12.23     $ 10.33     $ 10.36    $ 13.11               $ 10.01
                                                            =======     =======     =======    =======               =======
TOTAL RETURN**.......................................         18.39%       (.29)%    (20.98)%    30.97%                  .10%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......       $14,253     $10,821     $ 6,347    $ 4,519               $ 1,701
Ratio of net expenses to average net assets..........          2.33%       2.31%       2.33%+     1.99%+                1.20%*+
Ratio of net investment loss to average net assets...         (1.94)%     (1.97)%     (2.02)%+   (1.68)%+               (.80)%*+
Portfolio turnover rate..............................         30.07%      18.71%      24.32%     38.67%                27.50%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .19% in 2001, .44% in 2000 and 2.30% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 2.52% in 2001, 2.43% in 2000, and 3.50% in 1999, and the ratio of net investment income (loss) to average net assets would have been (2.21)% in 2001, (2.12)% in 2000 and (3.10)% in
     1999.
++   Not annualized.

                                                                               MANAGED GROWTH FUND - CLASS C
                                                               -----------------------------------------------------------
                                                                    For the years ended         For the period from May 8,
                                                                         October 31,              2000 (commencement of
                                                               ----------------------------         operations) through
                                                               2003        2002        2001          October 31, 2000
                                                               ----        ----        ----          ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................        $10.45      $10.48      $13.22               $10.30
         INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss.........................          (.18)       (.15)       (.14)                (.04)
         Net realized and unrealized gains losses)
         on investments..............................          2.10         .12       (2.60)                2.96
                                                             ------      ------      ------               ------
         TOTAL FROM INVESTMENT OPERATIONS............          1.92        (.03)      (2.74)                2.92
                                                             ------      ------      ------               ------
LESS DISTRIBUTIONS:
         Dividends from net investment income........            --          --          --                   --
         Distributions from net realized capital
         gains on investments........................            --          --          --                   --
         Distributions in excess of net realized
         capital gains...............................            --          --          --                   --
                                                             ------      ------      ------               ------
         TOTAL DISTRIBUTIONS.........................            --          --          --                   --
                                                             ------      ------      ------               ------
NET ASSET VALUE, END OF PERIOD.......................        $12.37      $10.45      $10.48               $13.22
                                                             ======      ======      ======               ======
TOTAL RETURN**.......................................         18.37%      (.29)%     (20.73)%              22.07%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......        $4,578      $2,706      $1,089               $  173
Ratio of net expenses to average net assets..........          2.33%       2.30%       2.33%+               1.99%*+
Ratio of net investment loss to average net assets...         (1.94)%     (1.96)%     (2.02)%+             (1.70)%*+
Portfolio turnover rate..............................         30.07%      18.71%      24.32%               38.67%++

--------------------------

*    Annualized.
** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .20% in 2001 and .59% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.53% in 2001 and 2.58% in 2000, and the ratio of net investment income (loss) to average net assets would have been (2.22)% in 2001 and (2.29)% in 2000.
++   Not annualized.

                                                                                    TAX EXEMPT FUND - CLASS A
                                                               ---------------------------------------------------------------------
                                                                                                              For          For
                                                                         For the years ended                the ten     the year
                                                                              October 31,                 months ended    ended
                                                               ---------------------------------------     October 31,  December 31,
                                                               2003        2002        2001       2000        1999        1998
                                                               ----        ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $  9.28     $  9.13     $  8.55    $  8.23      $  9.24     $  9.52
INCOME FROM  INVESTMENT  OPERATIONS:
         Net investment income.......................           .31         .33         .34        .34          .29         .37
         Net realized and unrealized gains (losses)
         on investments..............................           .10         .15         .58        .32        (1.01)        .03
                                                            -------     -------     -------    -------      -------     -------
         TOTAL FROM INVESTMENT  OPERATIONS...........           .41         .48         .92        .66         (.72)        .40
                                                            -------     -------     -------    -------      -------     -------
LESS DISTRIBUTIONS:
         Dividends from net  investment income.......          (.31)       (.33)       (.34)      (.34)        (.29)       (.37)
         Distributions from net realized capital
         gains (losses) on investments...............            --          --          --         --           --        (.31)
                                                            -------     -------     -------    -------      -------     -------
         TOTAL DISTRIBUTIONS.........................          (.31)       (.33)       (.34)      (.34)        (.29)       (.68)
                                                            -------     -------     -------    -------      -------     -------
NET ASSET VALUE, END OF PERIOD.......................       $  9.38     $  9.28     $  9.13    $  8.55        $8.23       $9.24
                                                            =======     =======     =======    =======      =======     =======
TOTAL RETURN**.......................................          4.49%       5.39%      10.96%      8.27%      (7.76)%++     4.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......       $33,986     $35,185     $36,494    $37,427      $42,954     $54,914
Ratio of net expenses to average net assets..........          1.30%       1.26%       1.24%      1.32%+       1.20%*      1.10%
Ratio of net investment income to average net
assets...............................................          3.31%       3.65%       3.88%      4.18%+       4.00%*      3.90%

Portfolio turnover rate..............................          3.92%      16.89%       6.28%     57.52%       39.10%++   236.70%

--------------------------

*    Annualized.
** The Fund's front-end sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .03% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.35% in 2000, and the ratio of net investment income to average net assets would have been 4.15% in 2000.
++   Not annualized.

                                                                                    GOVERNMENT FUND - CLASS A
                                                               ---------------------------------------------------------------------
                                                                                                             For the      For the
                                                                         For the years ended                ten months      year
                                                                              October 31,                     ended        ended
                                                               ---------------------------------------      October 31, December 31,
                                                               2003        2002        2001       2000         1999        1998
                                                               ----        ----        ----       ----         ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $  9.64     $  9.58     $  8.89      $8.92        $9.55     $  9.28
INCOME FROM  INVESTMENT  OPERATIONS:
         Net investment income.......................           .20         .34         .46        .51          .47         .55
         Net realized and unrealized gains (losses)
         on investments..............................          (.11)        .07         .61      (.03)         (.63)        .27
                                                            -------     -------     -------    -------      -------     -------
         TOTAL FROM INVESTMENT OPERATIONS............           .09         .41        1.07        .48         (.16)        .82
                                                            -------     -------     -------    -------      -------     -------
LESS DISTRIBUTIONS:
         Dividends from net investment income........          (.24)       (.35)       (.38)      (.51)        (.47)       (.55)
         Distributions from net realized capital
         gains on investments........................            --          --          --         --           --          --
                                                            -------     -------     -------    -------      -------     -------
         TOTAL DISTRIBUTIONS.........................          (.24)       (.35)       (.38)      (.51)        (.47)       (.55)
                                                            -------     -------     -------    -------      -------     -------
NET ASSET VALUE,  END OF PERIOD......................         $9.49     $  9.64       $9.58      $8.89        $8.92     $  9.55
                                                            =======     =======     =======    =======      =======     =======
TOTAL RETURN**.......................................           .95%       4.40%      12.21%      5.58%      (1.70)%++     9.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period  (to nearest thousand).....       $25,910     $30,321     $32,620    $30,261      $37,379     $40,088
Ratio of net expenses  to average net assets.........          1.36%       1.36%       1.38%      1.24%+       1.20%*      1.20%
Ratio of net investment income  to average net
assets...............................................          2.18%       3.60%       4.07%      5.87%+       6.20%*      5.90%
Portfolio turnover rate..............................         71.70%     161.40%     223.33%    328.97%       30.30%++    87.70%

--------------------------

*    Annualized.
** The Fund's front-end sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of fund expenses of .05% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.29% in 2000, and the ratio of net investment income to average net assets would have been 5.82% in 2000.
++   Not annualized.

                                                                  GOVERNMENT FUND - CLASS B
                                                               For the period from March 3, 2003
                                                                 (commencement of operations)
                                                                   through October 31, 2003
                                                                   ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................                      $ 9.67
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income.......................                         .03
         Net realized and unrealized gains
         (losses) on investments.....................                        (.12)
                                                                           ------
         TOTAL FROM INVESTMENT OPERATIONS............                        (.09)
                                                                           ------
LESS DISTRIBUTIONS:
         Dividends from net investment income........                        (.09)
         Distributions from net realized capital
         gains on investments........................                          --
                                                                           ------
         TOTAL DISTRIBUTIONS.........................                        (.09)
                                                                           ------
NET ASSET VALUE, END OF PERIOD.......................                      $ 9.49
                                                                           ======
TOTAL RETURN**.......................................                        (.94)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......                      $  194
Ratio of net expenses to average net assets..........                        2.14%*
Ratio of net investment loss to average net assets...                         .99%*
Portfolio turnover rate..............................                       71.70%*

--------------------------

*    Annualized.

** The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.

++   Not annualized.

                                                                                 GOVERNMENT FUND - CLASS C
                                                               -----------------------------------------------------------
                                                                    For the years ended         For the period from May 8,
                                                                         October 31,              2000 (commencement of
                                                               ----------------------------         operations through
                                                               2003        2002        2001          October 31, 2000
                                                               ----        ----        ----          ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................       $  9.65     $  9.58     $  8.89                 $  8.89
INCOME FROM INVESTMENT  OPERATIONS:
         Net investment income.......................           .14         .27         .39                     .08
         Net realized and unrealized gains on
         investments...................                        (.12)        .07         .61                      --
                                                            -------     -------     -------                 -------
         TOTAL FROM INVESTMENT OPERATIONS............           .02         .34        1.00                     .08
                                                            -------     -------     -------                 -------
LESS DISTRIBUTIONS:
         Dividends from net  investment income.......          (.17)       (.27)       (.31)                   (.08)
         Distributions from net realized capital
         gains on investments........................            --          --          --                      --
                                                            -------     -------     -------                 -------
         TOTAL DISTRIBUTIONS.........................          (.17)       (.27)       (.31)                   (.08)
                                                            -------     -------     -------                 -------
NET ASSET VALUE,  END OF PERIOD......................       $  9.50     $  9.65     $  9.58                 $  8.89
                                                            =======     =======     =======                 =======
TOTAL RETURN**.......................................           .15%       3.64%      11.47%                   5.67%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)......       $ 2,625     $ 2,129     $   348                 $   228
Ratio of net expenses to average net assets..........          2.11%       2.09%       2.11%                   1.91%*+
Ratio of net investment income to average net
assets...............................................          1.34%       2.73%       3.36%                   4.92%*+
Portfolio turnover rate..............................         71.70%     161.40%     223.33%                 328.97%++

--------------------------

*    Annualized.
** The Fund contingent deferred sales charge is not reflected in total return as set forth in the table.
+ Reflects a voluntary reimbursement of expenses of .29% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.20% in 2000, and the ratio of net investment income to average net assets would have been 4.63% in 2000.
++   Not annualized.

If you have any questions about any of the Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 EAST WISCONSIN AVENUE
SUITE 2000
MILWAUKEE, WISCONSIN 53202
(800) 826-4600

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected each Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.

   NORTH TRACK FUNDS, INC.                ACCOUNTING/PRICING AGENT
                                          B.C. Ziegler and Company
   1-800-826-4600                         215 North Main Street
                                          West Bend, Wisconsin 53095
   250 East Wisconsin Avenue
   Suite 2000                             TRANSFER AND DIVIDEND DISBURSING AGENT
   Milwaukee, Wisconsin 53202             PFPC Inc.
                                          760 Moore Road
   INVESTMENT ADVISORS                    King of Prussia, Pennsylvania 19406
   B.C. Ziegler and Company
   250 East Wisconsin Avenue              CUSTODIAN
   Suite 2000                             Union Bank of California
   Milwaukee, Wisconsin 53202             475 Sansome Street
                                          San Francisco, California 94111
   Geneva Capital Management Ltd.
   (Sub-Advisor to Managed Growth Fund)   COUNSEL
   250 East Wisconsin Avenue              Quarles & Brady LLP
   Suite 1050                             411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202             Milwaukee, Wisconsin 53202

   DISTRIBUTOR                            AUDITOR
   B.C. Ziegler and Company               Deloitte & Touche LLP
   250 East Wisconsin Avenue              180 North Stetson Avenue
   Suite 2000                             Chicago, Illinois 60601
   Milwaukee, Wisconsin 53202

STATEMENT OF ADDITIONAL INFORMATION
  DATED FEBRUARY 1, 2004
NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

     Eight mutual funds (each a "Fund") of the North Track Funds, Inc. ("North Track") family of funds are described in this Statement of Additional Information and the Prospectus to which it relates: the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Managed Growth Fund, Tax-Exempt Fund and Government Fund.

     Class A shares are available for all eight of the Funds. Class B and Class C shares are available for all of the Funds, except for the Tax-Exempt Fund. Each Fund has a distinct investment objective and distinct investment policies, and there can be no assurance that any Fund will achieve its investment objective. Each shareholder's interest is limited to the particular Fund in which his/her shares are owned.

     You may obtain a Prospectus and purchase shares of each Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated February 1, 2004 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about each Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     The financial statements of each Fund as of, and for the fiscal year ended October 31, 2003 and the report of the independent auditors thereon are also incorporated by reference into this Statement of Additional Information from the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 2003. See "Financial Statements."

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

FUND HISTORY AND CAPITAL STOCK................................................3

INVESTMENT PROGRAM............................................................4

INVESTMENT RESTRICTIONS......................................................20

MANAGEMENT OF NORTH TRACK....................................................27

PURCHASE OF SHARES...........................................................40

DISTRIBUTION EXPENSES........................................................43

DETERMINATION OF NET ASSET VALUE PER SHARE...................................47

PERFORMANCE INFORMATION......................................................48

TAX STATUS...................................................................57

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................59

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................62

COUNSEL......................................................................66

INDEPENDENT AUDITORS.........................................................66

FINANCIAL STATEMENTS.........................................................66

DESCRIPTION OF RATINGS OF CERTAIN SECURITIES.................................67

                         FUND HISTORY AND CAPITAL STOCK

     North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation.

     The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into 10 mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Funds described in this Statement of Additional Information, North Track also offers shares of the Cash Reserve Fund and Wisconsin Tax-Exempt Fund through separate prospectuses. The S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation, Managed Growth, Government and Wisconsin Tax-Exempt Funds each offer Class A, Class B and Class C shares. The Tax-Exempt Fund offers only Class A shares. Shares of the Cash Reserve Fund also are divided into four separate classes: Class X (Retail Class) shares, Class Y (Institutional Class) shares, Class B shares and Class C shares. The PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds offer Class F shares in addition to their A, B, and C shares. Class F shares are not available for investment by the public; rather, Class F shares are available only for investment by the Strategic Allocation Fund.

     Separate classes of shares within a Fund have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. Each Fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect it.

     As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of each of the Funds. Certain other investment strategies and policies of each Fund are described in greater detail below.

STRATEGIC ALLOCATION FUND

     The Strategic Allocation Fund normally invests all of its assets in the PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds (the "Underlying Funds"). The Strategic Allocation Fund invests approximately one-third of the net proceeds from the sale of its shares in each Underlying Fund. The Strategic Allocation Fund is passively managed, meaning that assets will not be allocated according to market events or the perceived strength of one event over another. Ziegler, however, will rebalance the Strategic Allocation Fund at least annually to address variations in performance of the Underlying Funds. The current intention of Ziegler is to rebalance the Strategic Allocation Fund on an annual basis. Accomplished through purchases and redemptions of shares of the Underlying Funds as necessary, this rebalancing restores the one-third division of assets in the Underlying Funds.

     To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules under the 1940 Act or an exemptive order issued by the Securities and Exchange Commission, the Strategic Allocation Fund may invest in exchange-traded funds, stock and index options and futures contracts, and other securities. The Strategic Allocation Fund would make these other investments only if Ziegler believed the performance of such investments would closely track the performance of the PSE Technology Index, the Dow Jones U.S. Healthcare 100 Index and/or the Dow Jones U.S. Financial 100 Index or such investments would otherwise be in furtherance of the investment objective of the Strategic Allocation Fund.

INFORMATION REGARDING TAX-EXEMPT INVESTMENTS

     Before investing in a particular Fund, an investor may wish to determine which investment - tax-free or taxable - will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the 2003 federal income tax brackets, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 3.5% to 6%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                           TAX-FREE V. TAXABLE INCOME

                                                                    ASSUMED TAX-FREE YIELDS
                                                       ------------------------------------------------------------
         TAXABLE INCOME                                3.50%      4.00%      4.50%      5.00%      5.50%      6.00%
-------------------------------------                  -----      -----      -----      -----      -----      -----
                                           FEDERAL
SINGLE RETURN        JOINT RETURN         TAX RATE                EQUIVALENT TAXABLE YIELDS*
-------------        ------------         --------     ------------------------------------------------------------
$  7,001-$ 28,400    $ 14,001-$ 56,800      15.00%     4.12%      4.71%      5.29%      5.88%      6.47%      7.06%
$ 28,401-$ 68,800    $ 56,801-$114,650      25.00%     4.67%      5.33%      6.00%      6.67%      7.33%      8.00%
$ 68,801-$143,500    $114,651-$174,700      28.00%     4.86%      5.56%      6.25%      6.94%      7.64%      8.33%
$143,501-$311,950    $174,701-$311,950      33.00%     5.22%      5.97%      6.72%      7.46%      8.21%      8.96%
$311,951 or more     $311,951 or more       35.00%     5.38%      6.15%      6.92%      7.69%      8.46%      9.23%

* The equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket. These rates and brackets are subject to change. The table is based on tax rates in effect as of December 31, 2003. You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.

     The Tax-Exempt Fund seeks to attain its objective by investing primarily in municipal securities, such as general obligation, revenue and industrial development bonds, rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or by Fitch Investors Service, Inc. This Fund may also invest in certain temporary short-term investments, money market fund investments, U.S. Government securities, or securities collateralized by U.S. Government securities. A description of the ratings is included in this Statement of Additional Information under the caption "Description of Ratings of Certain Fixed Income Securities."

     For illustrative purposes, the Tax-Exempt Fund may include in its supplemental sales literature from time to time a Bond Buyer Index line graph which shows the yield obtained on twenty (20) long-term municipal bonds. The presentation consists of a line graph with yield (presented as a percentage) reflected along a vertical axis and the relevant time of inquiry reflected along a horizontal axis. This line graph is for illustrative purposes only and is not meant to be indicative of any Fund's total return. Information as to actual yield and total return is set forth under "Performance Information."

     The Tax-Exempt Fund also sometimes presents in supplemental sales literature a line graph that displays the difference in the growth in $1,000 or $10,000 placed in a tax-free investment as compared to the growth of the same amount placed in a taxable investment. This graph assumes $1,000 or $10,000 of principal is invested at a nominal annual rate of 6% compounded monthly (6.17% equivalent effective yield). The value of the investment is shown on the vertical axis with the time period (0-20 years) over which the investment has been held being reflected along the horizontal axis. This graph is for illustrative purposes only and is not meant to be indicative of the Tax-Exempt Fund's actual return. An investor is assumed to pay annual federal income tax at a 33% rate on the total amount of interest credited to the account. The presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

MUNICIPAL SECURITIES

     Municipal securities include obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest of which is exempt from Federal income tax. The tax-exempt status of the municipal security is determined under Federal tax laws and is usually opined upon by the issuer's bond counsel at the time of the issuance of the security.

     The two principal classifications of municipal securities are notes and bonds. Municipal notes are generally used to provide short-term working capital needs and typically have maturities of one year or less. Municipal notes include Project Notes, Tax Anticipation Notes, Bond Anticipation Notes and Tax-Exempt Commercial Paper, and other similar short-term obligations.

     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds may also be issued in connection with the refunding of similar outstanding obligations, or obtaining funds to lend to other public institutions, or for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port, and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or Class of facilities or, in some cases from the proceeds of a special tax or other specific revenue source. Although industrial development bonds are issued by municipal authorities, they are generally secured by specific facilities financed by the proceeds and, payable only from the revenues derived from the industrial user of those facilities. Payment of principal and interest on industrial revenue bonds generally depends on the ability of such user to meet its financial obligations, or, in case of default, upon the amount realizable upon the disposition of property pledged as security for payment of the user's obligation.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

GOVERNMENT SECURITIES

     Each Fund may acquire U.S. Government securities ("Government Securities"), including direct obligations of the U.S. Treasury and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

OPTIONS

     To the extent consistent with their investment objectives, the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds will employ options strategies with respect to uncommitted cash in order to enhance return.

     The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may also use options on individual stocks on the Dow Jones U.S. Healthcare 100 Index or Dow Jones U.S. Financial 100 Index, as the case may be, to enhance return. Each such Fund may purchase call options and write (sell) put options on stocks that Ziegler believes will outperform its respective benchmark index, and may purchase put options and write (sell) call options on stocks that Ziegler believes will underperform the index.

     The S&P 100 Index Fund may write (sell) put options and purchase call options on the S&P 100 Index and S&P 500 Index, as well as options on exchange-traded funds that track such indices. The PSE Tech 100 Index Fund may write (sell) and put options and purchase call options on the Nasdaq 100 Index, the Nasdaq Composite Index and the S&P 100 Index, as well as options on exchange-traded funds that track such indices. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may write (sell) put options and purchase call options on the S&P 100 Index and S&P 500 Index. These Funds may also use options on the Dow Jones U.S. Healthcare Sector Index, the Dow Jones U.S. Healthcare 100 Index, the Dow Jones U.S. Financial Sector Index and the Dow Jones U.S. Financial 100 Index, as the case may be, when such options become available. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may also purchase call options and write (sell) put options on exchange-traded funds that track the Dow Jones Healthcare Sector and Financial Sector indices, respectively.

     A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

     A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian or depository; or (iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

     An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller (call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

     A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A put option on a securities index gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation buy, the cash value of the index at any time during the option.

     A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated account with its custodian or depository.

     Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Fund from the risk of a decline in the value of a security below the exercise price of the option. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

FUTURES

     The S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may purchase and sell exchange-traded index futures contracts for the purposes and strategies described in the Prospectus. The S&P 100 Index Fund may use futures on the S&P 100 Index and the S&P 500 Index and the PSE Tech 100 Index Fund may use them on the Nasdaq 100 Index, the Nasdaq Composite Index and the S&P 500 Index. The Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund may use futures on any of various broad based stock indexes, including the S&P 500 Index, S&P Mid-Cap 400 Index, Nasdaq Composite Index and Dow Jones U.S. Total Stock Market Index. If available, each of the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund may also use futures on the principal sector index it attempts to trade and/or the customized index composed by Dow Jones from the broader principal sector index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

     Futures contracts covering the indices in which the Funds may trade presently are traded on the Chicago Mercantile Exchange or the New York Futures Exchange. The S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of North Track, such futures contracts are appropriate instruments to help Ziegler achieve the respective Fund's objective.

     Each of the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds generally will limit its use of futures contracts to hedging transactions and to equitize cash assets. Each of the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may also, to a limited extent, buy or sell futures contracts on individual stocks that are otherwise eligible for investment by such Fund. Each such Fund will generally use these single stock futures in order to enhance return, reduce tracking error between the Fund's performance and that of its respective benchmark, or as part of a strategy of harvesting capital losses. The Funds will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of cash or Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

     While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

     Futures contracts in which the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index or stock, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a gain, or if it is more, the Fund would realize a loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a gain, or if it is less, the Fund would realize a loss. The transaction costs must also be included in these calculations.

     There are several risks associated with the use of futures contracts in the manner intended by the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position and the Fund would continue to be required to meet margin requirements until the position is closed.

     To minimize such risks, no Fund will enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets. Additionally, a Fund may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Fund's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

TAXATION OF OPTIONS AND FUTURES

     If a Fund exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should a Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund will realize a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities. The taxation of single stock futures contracts differs from the taxation of options and futures contracts on an index. Holders of single stock futures contracts are not subject to the mark-to-market rules and are not entitled to treat 60% of the gain as long-term capital gain. Instead, gain or loss from the sale, exchange or termination of a single stock futures contract will generally be treated as capital gain or loss and will be short-term or long-term depending upon the holding period of the futures contract. However, a holder of a short position in a single stock futures contract must treat the gain or loss on the sale, exchange or termination of the contract as short-term capital gain or loss. Transactions involving single stock futures contracts may also give rise to issues under the wash sale rules and straddle rules.

     Each Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised of the nature of the payments.

FOREIGN INVESTMENTS

     The Managed Growth Fund may invest in foreign securities. The Managed Growth Fund will not invest in foreign securities which are not publicly traded on U.S. exchanges. However, it may invest up to 10% of its assets in American Depository Receipts ("ADRs") and other securities of foreign issuers that are traded on one of the three primary U.S. exchanges.

     ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the Nasdaq Stock Market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in securities of foreign issuers (including ADRs) involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. A change in the value of a foreign currency against the U.S. dollar may affect the value of the foreign securities held by the Managed Growth Fund. The value of the Fund's assets invested in securities of foreign issuers may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     MARKET CHARACTERISTICS. The Advisors expect that most foreign securities in which the Managed Growth Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     TAXES. Dividends and interest payable on the Managed Growth Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

     In considering whether to invest in the securities of a foreign company, the Advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

SHORT-TERM INVESTMENTS

     Each Fund may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Fund to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, a Fund will invest less than 10% of its total assets in short-term investments, although the Advisors have discretion to increase a Fund's cash position without limit for temporary defensive purposes. This investment limitation does not apply to a Fund's investments of cash collateral received from securities lending activity.

     GOVERNMENT SECURITIES. Each Fund may acquire Government Securities. A discussion of Government Securities is included under the caption "Investment Program - Government Securities" above.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, each Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. Each Fund may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

     Each Fund also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The investment policies of each Fund permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

     Each Fund also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" below.

     MONEY MARKET FUNDS. Each Fund may invest in money market mutual funds. An investment by a Fund in a money market mutual fund may cause the Fund to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

SHORT SALES "AGAINST-THE-BOX"

     Any of the Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as the securities sold short. A Fund may not engage in a short sale if the transaction would result in more than 10% of the Fund's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." A Fund might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

REPURCHASE AGREEMENTS

     Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Fund may enter into repurchase agreements with broker-dealers and with banks. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

     In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, a Fund could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and
(4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors will invest in repurchase agreements only when they determine that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements. This limitation does not apply to a Fund's investments in repurchase agreements of the cash collateral received from the Fund's securities lending activity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Tax-Exempt Fund and the Government Fund may purchase or sell securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the purchasing Fund at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time a purchasing Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Fund and held by the Fund's depository throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

     The purchasing Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable. Any gains from such sales will be subject to federal income tax to the extent not offset by losses on other transactions. Neither Fund currently intends to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

LENDING OF FUND SECURITIES

     In order to generate income, each Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, a Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, each Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, a Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The lending Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, a Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which a Fund lends its securities.

     To minimize the foregoing risks, each Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

INDUSTRY CONCENTRATION

     The PSE Tech 100 Index Fund will invest substantially all of its assets in technology-based companies because such companies make up the PSE Technology Index. The Dow Jones U.S. Health Care 100 Plus Fund will invest substantially all of its assets in healthcare-related companies because such companies make up the Dow Jones U.S. Health Care 100 Index. The Dow Jones U.S. Financial 100 Plus Fund will invest substantially all of its assets in banks and financial services companies because such companies make up the Dow Jones U.S. Financial 100 Index. Accordingly, each of these Funds is subject to the risks associated with its respective sector and, to the extent, such sector or a portion thereof is considered a group of related industries, is concentrated. Moreover, because the composition of these indices changes from time to time, there may be periods in which the companies in a particular industry constitute more than 25% of one of these indices. Given their investment objectives and principal strategies, the PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds will not take any action to avoid such concentration. As a result, a relatively high percentage (i.e., more than 25%) of any such Fund's assets may be concentrated from time to time in stocks of issuers within a single industry or group of related industries. Such issuers may be subject to the same economic trends. Securities held by such Funds may therefore be more susceptible to any single economic, political, regulatory or industry-specific occurrence than the portfolio securities of many other investment companies.

PORTFOLIO TURNOVER

     In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay brokerage commissions and realize more taxable gains than a mutual fund with a lower turnover rate. High portfolio turnover rates also may result in the realization of substantial net short-term gains. Any such gains that you receive as a shareholder will be taxed as ordinary income for federal income tax purposes.

     The Strategic Allocation Fund expects to have a portfolio turnover rate of less than 50%. The Strategic Allocation Fund's practice of rebalancing annually the distribution of assets among the Underlying Funds will affect portfolio turnover rates because the Strategic Allocation Fund purchases and sells shares of the Underlying Funds in the process of rebalancing. Portfolio turnover may result in significant capital gains and thus adverse tax consequences for shareholders of the Strategic Allocation Fund. Portfolio turnover rates among the Underlying Funds will result in brokerage commissions and transaction costs at the Underlying Fund level, and these costs are passed on to the Strategic Allocation Fund and its shareholders. The portfolio turnover rate of the Underlying Funds, however, has historically been low.

     The Government Fund expects to have a portfolio turnover rate between 100% and 300%. All of the other Funds expect portfolio turnover rates of less than 100%, given the fact that the Advisors make investments for their long-term growth potential, and does not engage in market-timing and short-term trading strategies.

     Because of their passive investment strategies, the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund expect portfolio turnover rates of less than 50%. However, because the PSE Technology Index is "price weighted," that Fund may experience higher turnover and brokerage expenses than would be the case if the Index's component stocks were weighted by market capitalization, rather than by price. Ordinarily, the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund will sell securities only to reflect certain administrative changes in their respective indices (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Fund while attempting to replicate the composition of the relevant Index on a continuing basis. Upon notice of a change in the composition of their respective Indices, each of these Funds intends to adjust its investments as soon as reasonably practicable to more closely replicate its respective Index. Each of the S&P 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also anticipates some trading activity related to its over/underweighting and tax management strategies, separate and apart from changes in the relevant indices.

     For the fiscal years ended October 31, 2003, 2002 and 2001, the portfolio turnover rates for the Funds were as follows:

                            PORTFOLIO TURNOVER RATES

FUND                                           2003         2002         2001
----                                           ----         ----         ----
S&P 100 Index                                   6.0%        16.1%        20.7%
PSE Tech 100 Index                             12.2%        22.3%        22.4%
Dow Jones U.S. Health Care 100 Plus(1)         28.0%        29.2%        13.5%
Dow Jones U.S. Financial 100 Plus(1)           16.9%        22.3%         8.8%
Strategic Allocation(2)                          N/A          N/A          N/A
Managed Growth                                 30.1%        18.7%        24.3%
Government                                     71.7%       161.4%       223.3%
Tax-Exempt                                      3.9%        16.9%         6.3%

---------------------------------

(1) The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds first commenced operations on April 17, 2001. Their portfolio turnover rates for 2001 are not annualized.

(2) No portfolio turnover information is available for the Strategic Allocation Fund because it did not commence operations until December 2003.

                             INVESTMENT RESTRICTIONS

RESTRICTIONS FOR THE TAX-EXEMPT, GOVERNMENT AND S&P 100 INDEX FUNDS

     Each of the Tax-Exempt, Government and S&P 100 Index Funds has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of that Fund, except that the restriction set forth in paragraph 16 is not fundamental. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. These Funds may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation; and, with respect to the S&P 100 Index Fund, except as necessary to parallel the composition of the S&P 100 Stock Index. For the purposes of this limitation, the Tax-Exempt Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

     (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (6) Buy or sell real estate, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases, but this shall not prevent the Tax-Exempt Fund from investing in municipal securities secured by real estate or interests therein.

     (7) Borrow money or property except for temporary or emergency purposes. If a Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not to be deemed to be a pledge of assets.

     (8) Make loans, except that a Fund may lend its portfolio securities, subject to the conditions and limitations established in this Statement of Additional Information. See "Investment Program - Lending of Portfolio Securities" above. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (9) Underwrite the securities of other issuers, except that the Tax-Exempt Fund may bid, separately or as part of a group, for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

     (10) Purchase securities with legal or contractual restrictions on resale.

     (11) Issue senior securities.

     (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus.

     (13) Buy or sell commodities or commodity contracts.

     (14) Invest in illiquid securities.

     (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the Nasdaq Stock Market.

     (16) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     In addition to the investment restrictions above, the Tax-Exempt Fund also is subject to a fundamental investment restriction that it will invest at least 90% of its total assets in tax-exempt municipal securities, under normal circumstances.

     Each Fund also is subject to certain nonfundamental investment restrictions described below. See "Investment Restrictions - Nonfundamental Investment Restrictions Common to All Funds" below.

RESTRICTIONS FOR PSE TECH 100 INDEX FUND, DOW JONES U.S. HEALTH CARE 100 PLUS FUND AND DOW JONES U.S. FINANCIAL 100 PLUS FUND

     Each of the PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund has adopted the following fundamental investment restrictions. These Funds may not:

     (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

     (2) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

     (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (5) Issue senior securities.

     (6) Purchase a security if, as a result, more than 10% of the value of the Fund's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

     (7) Invest in commodities, but the Fund may invest in futures contracts and options.

     (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

     (9) Buy or sell real estate, real estate limited partnerships, or oil and gas interests or leases, but the Fund may invest in real estate investment trusts.

     With respect to fundamental investment restriction (6) above for the PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, portfolio securities are classified by the Advisor as liquid or illiquid under the supervision of, and pursuant to guidelines established by, the Board of Directors of North Track. It is possible that the 10% limitation on illiquid securities could be exceeded as a result of a security which, although liquid at the time of purchase, later is classified by the Advisors as illiquid as a result of market conditions or developments with respect to the issuer. Under such circumstances the Board of Directors would investigate and consider all of the surrounding circumstances, would evaluate all available alternatives to bring the Fund back into compliance with the 10% limitation as soon as reasonably practicable, and would take appropriate action. However, the Fund would not necessarily be required immediately to dispose of illiquid securities until the 10% limitation is met if, in the judgment of the Board of Directors, it would not be in the best interests of the shareholders to do so. Disposing of illiquid investments potentially may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell an illiquid security promptly at an acceptable price. The absence of a trading market can make it difficult to ascertain the market value for illiquid investments, and could require the Fund to employ special pricing procedures. Because the stocks acquired by the Fund are listed on the Nasdaq Stock Market or the New York Stock Exchange, the Funds do not anticipate any difficulty in maintaining adequate liquidity under normal market conditions.

RESTRICTIONS FOR THE STRATEGIC ALLOCATION FUND

     The Strategic Allocation Fund has adopted a non-fundamental policy of investing all of its assets in the three Underlying Funds. In addition, the Fund has adopted the following fundamental investment restrictions. The Fund may not:

     (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

     (2) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

     (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (5) Issue senior securities.

     (6) Purchase a security if, as a result, more than 10% of the value of the Fund's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

     (7) Invest in commodities, but the Fund may invest in futures contracts and options.

     (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

     (9) Buy or sell real estate, real estate limited partnerships, or oil and gas interests or leases, but the Fund may invest in real estate investment trusts.

RESTRICTIONS FOR THE MANAGED GROWTH FUND

     The Managed Growth Fund has adopted the following fundamental investment restrictions. The Fund may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

     (2) Acquire securities of any one issuer which at the time of investment
(i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest more than 5% of the value of its assets in real estate investment trusts).

     (6) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Fund will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

     (7) Make loans to other persons, except that the Fund may lend its portfolio securities subject to the conditions and limitations set forth in this Statement of Additional Information under "Investment Program - Lending of Portfolio Securities." For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9) Issue senior securities (other than the borrowings permitted above).

     (10) Buy or sell commodities (other than futures contracts and options thereon).

     (11) Invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in securities of any particular investment company or purchase more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as part of a merger, consolidation, reorganization or acquisition of assets.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Managed Growth Fund may not:

     (A) Invest in companies for the purpose of exercising control or management.

     (B) Invest in securities of other open-end investment companies (other than money market mutual funds which are subject to restrictions described above).

     (C) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Fund, except that this restriction does not apply to borrowings permitted above.

     (D) Purchase securities on margin, effect short sales of securities, write or sell put or call options, or engage in futures transactions.

     (E) Purchase warrants.

     (F) Invest less than 80% of its total assets in common stocks.

     (G) Invest over 5% of its total assets in repurchase agreements.

     (H) Invest in oil, gas or other mineral exploration or development programs, except that the Fund may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS COMMON TO ALL FUNDS

     The 1940 Act currently places further restrictions on certain investments by each of the Funds, including: (a) subject to certain exceptions, the 1940 Act currently prohibits each Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of other investment companies in aggregate, or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (b) the SEC's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of a Fund's net assets. This restriction does not apply to the Strategic Allocation Fund.

                            MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

     Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of North Track, and hires the Funds' service providers, including the Funds' investment advisor and distributor of the Funds' shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation the investment advisory agreement with Ziegler and the Funds' distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that the majority of Board members are independent of Ziegler. The following table presents information about each director and officer of North Track:

                                                                                                      NUMBER OF        OTHER
                           POSITION(S)                                                               NORTH TRACK     DIRECTOR-
                            HELD WITH       TERM OF OFFICE           PRINCIPAL OCCUPATION(S)           FUNDS         SHIPS(2)
            NAME,            NORTH            AND LENGTH                   DURING PAST                OVERSEEN       HELD BY
     ADDRESS & BIRTHDATE     TRACK         OF TIME SERVED(1)               FIVE YEARS                BY DIRECTOR     DIRECTOR
     -------------------   -----------     -----------------         -----------------------         -----------     ---------
INDEPENDENT DIRECTORS:

James G. DeJong              Director         Since 2001        President and Managing Shareholder,       10            None
11032 River Trail Road                                          O'Neil, Cannon & Hollman S.C. (law
Mequon, WI 53092                                                firm) since 1987.
Birthdate: 10-18-51

Marcia L. Wallace            Director         Since 2001        Retired; Senior Vice President in         10            None
9247 Blind Pass Road                                            Global Trust Services and
Sarasota, FL 34242                                              Institutional Custody, First Chicago
Birthdate: 12-2-47                                              NBD/Bank One from 1985 to 1999.

Brian J. Girvan              Director         Since 2003        Partner, Ascent Venture Management,       10            None
6 Tucks Point Road                                              Inc. (August 2003 - Present); Chief
Manchester-by-the-Sea, MA                                       Operating Officer and Chief
01944                                                           Financial Officer of Argo Global
Birthdate: 10-20-55                                             Capital, LLC (venture capital
                                                                company) from January 2001 to August
                                                                2003; Senior Vice President and
                                                                Division Executive of Fidelity
                                                                Investments from 1999 to 2001;
                                                                Senior Vice President and Group CFO
                                                                of Fidelity Investments from 1998 to
                                                                1999.

Cornelia Boyle               Director         Since 2003        Currently Retired; Executive Vice         10            None
14 Twin Lake Villa Road                                         President and Chief Operations
New London, NH 03257                                            Officer of AIG SunAmerica Retirement
Birthdate:  09-23-53                                            Markets, Inc., which engages in
                                                                variable annuity manufacturing,
                                                                distribution and administration
                                                                (August 2000 - May 2003); and
                                                                Executive Vice President of Fidelity
                                                                Investments (August 1996 - July 2000)

                                                                                                      NUMBER OF        OTHER
                           POSITION(S)                                                               NORTH TRACK     DIRECTOR-
                            HELD WITH       TERM OF OFFICE           PRINCIPAL OCCUPATION(S)           FUNDS         SHIPS(2)
            NAME,            NORTH            AND LENGTH                   DURING PAST                OVERSEEN       HELD BY
     ADDRESS & BIRTHDATE     TRACK         OF TIME SERVED(1)               FIVE YEARS                BY DIRECTOR     DIRECTOR
     -------------------   -----------     -----------------         -----------------------         -----------     ---------
INTERESTED DIRECTORS AND
OFFICERS:

John J. Mulherin(3)          Director         Since 2003        President and Chief Executive             10            None
250 E. Wisconsin Avenue                                         Officer, The Ziegler Companies, Inc.
Milwaukee, WI 53202                                             since February 2000; Chief
Birthdate: 5-18-51                                              Administrative Officer at Villanova
                                                                Capital (asset management group of
                                                                Nationwide Insurance) from June 1999
                                                                to February 2000; President of
                                                                National Financial Correspondent
                                                                Services Company, (a clearing
                                                                subsidiary of Fidelity Investments)
                                                                from November 1997 to December 1998.

David G. Stoeffel            President        Since 2003        Senior Managing Director - Investment    N/A             N/A
250 E. Wisconsin Avenue                                         Services Group, B.C. Ziegler and
Milwaukee, WI 53202                                             Company since 2003; Senior Vice
Birthdate: 10-20-58                                             President and Director of Mutual
                                                                Funds Marketing and Administration,
                                                                Nomura Asset Management U.S.A., Inc.
                                                                from 1998 to 2003; Eastern Division
                                                                Manager for Brinson Funds/Funds
                                                                Distributor from 1997 to 1998.

James L. Brendemuehl         Senior Vice      Since 1999        Vice President - Mutual Funds, B.C.      N/A             N/A
250 E. Wisconsin Avenue      President -                        Ziegler and Company since 1995.
Milwaukee, WI 53202          Sales
Birthdate: 2-23-46

Franklin P. Ciano            Chief Financial  Since 1996        Manager of North Track Operations,       N/A             N/A
250 E. Wisconsin Avenue      Officer and                        B.C. Ziegler and Company since 1996.
Milwaukee, WI 53202          Treasurer
Birthdate: 4-26-52

John H. Lauderdale           Senior Vice      Since 1993        Wholesaler, B.C. Ziegler and Company     N/A             N/A
250 E. Wisconsin Avenue      President-                         since 1991.
Milwaukee, WI 53202           Marketing
Birthdate: 12-15-65

S. Charles O'Meara           Secretary        Since 2003        General Counsel, Senior Vice             N/A             N/A
250 E. Wisconsin Avenue                                         President and Secretary, The Ziegler
Milwaukee, WI 53202                                             Companies, Inc. and B.C. Ziegler and
Birthdate: 2-13-50                                              Company.

Michael T. Karbouski         Assistant        Since 2003        Vice President, Product Manager,         N/A             N/A
250 E. Wisconsin Avenue      Treasurer                          B.C. Ziegler & Company, since 2000;
Milwaukee, WI 53202                                             prior thereto, Assistant Vice
Birthdate: 3-3-65                                               President, US Bancorp Mutual Fund
                                                                Services, from 1990 to 2000.

-------------------
(1) Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is President and Chief Executive Officer of The Ziegler Companies, Inc.

BOARD COMMITTEES

     The standing committees of North Track's Board of Directors include an audit committee, a governance (nominating) committee and a pricing committee. The audit committee consists of all the independent directors, namely Brian J. Girvan (chair), James G. DeJong, Cornelia Boyle and Marcia L. Wallace. Mr. Girvan has been determined to be an audit committee financial expert. The governance committee consists of James G. DeJong (chair), Brian J. Girvan and Marcia L. Wallace. The pricing committee consists of Cornelia Boyle (chair) and Marcia L. Wallace.

     The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met three times during the fiscal year ended October 31, 2003. The audit committee has adopted a written charter.

     The governance committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee met one time during the fiscal year ended October 31, 2003.

     The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the Funds. The pricing committee met one time during the fiscal year ended October 31, 2003.

DIRECTOR OWNERSHIP OF FUND SHARES

     The table below sets forth the dollar range of shares of the North Track funds owned by each director as of December 31, 2003 is listed below.

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                             REGISTERED INVESTMENT COMPANIES
                                   DOLLAR RANGE OF EQUITY                    OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR                   SECURITIES IN THE FUND                        OF INVESTMENT COMPANY
----------------                   ----------------------                    -------------------------------
James G. DeJong       $1-$10,000 (S&P 100 Index)                                    $10,001-$50,000
                      $1-$10,000 (PSE Tech 100 Index)
                      $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                      $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                      $1-$10,000  (Managed Growth)
                      None (Tax-Exempt)
                      None (Government)
                      None (Cash Reserve)
                      None (Wisconsin Tax-Exempt)
                      None (Strategic Allocation)

Brian J. Girvan       None (S&P 100 Index)                                               None
                      None (PSE Tech 100 Index)
                      None (Dow Jones U.S. Health Care 100 Plus)
                      None (Dow Jones U.S. Financial 100 Plus)
                      None (Managed Growth)
                      None (Tax-Exempt)
                      None (Government)
                      None (Cash Reserve)
                      None (Wisconsin Tax-Exempt)
                      None (Strategic Allocation)

Marcia L. Wallace     None (S&P 100 Index)                                          $10,001-$50,000
                      $1-$10,000 (PSE Tech 100 Index)
                      $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                      $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                      $10,001-$50,000 (Managed Growth)
                      None (Tax-Exempt)
                      None (Government)
                      None (Cash Reserve)
                      None (Wisconsin Tax-Exempt)
                      None (Strategic Allocation)

John J. Mulherin      $50,001-$100,000 (S&P 100 Index)                               Over $100,000
                      $10,001-$50,000 (PSE Tech 100 Index)
                      $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                      $10,001 - $50,000 (Dow Jones U.S. Financial 100 Plus)
                      None (Managed Growth)
                      None (Tax-Exempt)
                      $1-$10,000 (Government)
                      $1-$10,000 (Cash Reserve)
                      None (Wisconsin Tax-Exempt)
                      None (Strategic Allocation)

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                             REGISTERED INVESTMENT COMPANIES
                                   DOLLAR RANGE OF EQUITY                    OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR                   SECURITIES IN THE FUND                        OF INVESTMENT COMPANY
----------------                   ----------------------                    -------------------------------
Cornelia Boyle        None (S&P 100 Index)                                               None
                      None (PSE Tech 100 Index)
                      None (Dow Jones U.S. Health Care 100 Plus)
                      None (Dow Jones U.S. Financial 100 Plus)
                      None (Managed Growth)
                      None (Tax-Exempt)
                      None (Government)
                      None (Cash Reserve)
                      None (Wisconsin Tax-Exempt)
                      None (Strategic Allocation)

     No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2003, any securities of Ziegler or in any person controlling, controlled by or under common control with Ziegler.

DIRECTOR COMPENSATION

     North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.

     The table below shows fees paid to directors of North Track for the fiscal year ended October 31, 2003. No compensation information is provided for Cornelia Boyle because she did not become a director until December 2003 or for John Mulherin because he is an officer of Ziegler.

                                                                                                              TOTAL
                                                                                                        COMPENSATION FROM
     NAME OF                                                    PENSION OR                                 NORTH TRACK
    PERSON AND                                              RETIREMENT BENEFITS       ESTIMATED            FUND COMPLEX
  POSITION WITH                  COMPENSATION FROM          ACCRUED AS PART OF      ANNUAL BENEFITS         (10 FUNDS)
   NORTH TRACK                 NORTH TRACK (BY FUND)        NORTH TRACK EXPENSES    UPON RETIREMENT      PAID TO DIRECTORS
   -----------                 ---------------------        --------------------    ---------------     ------------------
James G. DeJong        $3,573  (S&P 100 Index)                      $0                     $0                 $17,813
                       $5,149  (PSE Tech 100 Index)
                       $  522  (Dow Jones U.S.
                               Health Care 100 Plus)
                       $  432  (Dow Jones U.S.
                               Financial 100 Plus)
                       $  699  (Managed Growth)
                       $  626  (Tax-Exempt)
                       $  572  (Government)
                       $3,592  (Cash Reserve)
                       $2,647  (Wisconsin Tax-Exempt)

                                                                                                              TOTAL
                                                                                                        COMPENSATION FROM
     NAME OF                                                    PENSION OR                                 NORTH TRACK
    PERSON AND                                              RETIREMENT BENEFITS       ESTIMATED            FUND COMPLEX
  POSITION WITH                  COMPENSATION FROM          ACCRUED AS PART OF      ANNUAL BENEFITS         (10 FUNDS)
   NORTH TRACK                 NORTH TRACK (BY FUND)        NORTH TRACK EXPENSES    UPON RETIREMENT      PAID TO DIRECTORS
   -----------                 ---------------------        --------------------    ---------------     ------------------
Ralph J. Eckert(1)     $3,513  (S&P 100 Index)                      $0                     $0                 $17,500
                       $5,046  (PSE Tech 100 Index)
                       $  511  (Dow Jones U.S.
                               Health Care 100 Plus)
                       $  424  (Dow Jones U.S.
                               Financial 100 Plus)
                       $  685  (Managed Growth)
                       $  617  (Tax-Exempt)
                       $  564  (Government)
                       $3,537  (Cash Reserve)
                       $2,603  (Wisconsin Tax- Exempt)
Brian J. Girvan(2)     $  897  (S&P 100 Index)                      $0                     $0                 $4,689
                       $1,489  (PSE Tech 100 Index)
                       $  154  (Dow Jones U.S.
                               Health Care 100 Plus)
                       $  128  (Dow Jones U.S.
                               Financial 100 Plus)
                       $  208  (Managed Growth)
                       $  148  (Tax-Exempt)
                       $  134  (Government)
                       $  852  (Cash Reserve)
                       $  679  (Wisconsin Tax- Exempt)
Steven P. Kent(1)      $3,513  (S&P 100 Index)                      $0                     $0                 $17,500
                       $5,046  (PSE Tech 100 Index)
                       $  511  (Dow Jones U.S.
                               Health Care 100 Plus)
                       $  424  (Dow Jones U.S.
                               Financial 100 Plus)
                       $  685  (Managed Growth)
                       $  617  (Tax-Exempt)
                       $  564  (Government)
                       $3,537  (Cash Reserve)
                       $2,603  (Wisconsin Tax-Exempt)
Marcia L. Wallace      $3,572  (S&P 100 Index)                      $0                     $0                 $17,813
                       $5,150  (PSE Tech 100 Index)
                       $  522  (Dow Jones U.S.
                               Health Care 100 Plus)
                       $  432  (Dow Jones U.S.
                               Financial 100 Plus)
                       $  699  (Managed Growth)
                       $  626  (Tax-Exempt)
                       $  572  (Government)
                       $3,592  (Cash Reserve)
                       $2,637  (Wisconsin Tax-Exempt)

Peter D. Ziegler(1)    $3,513  (S&P 100 Index)                      $0                     $0                 $17,500
                       $5,046  (PSE Tech 100 Index)
                       $  511  (Dow Jones U.S.
                               Health Care 100 Plus)
                       $  424  (Dow Jones U.S.
                               Financial 100 Plus)
                       $  685  (Managed Growth)
                       $  617  (Tax-Exempt)
                       $  564  (Government)
                       $3,537  (Cash Reserve)
                       $2,603  (Wisconsin Tax- Exempt)

--------------------

(1) Messrs. Eckert, Kent and Ziegler resigned as directors during the 2003 fiscal year.

(2)  Mr. Girvan became a director in February 2003.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

     No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

     PERSONAL TRADING. Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Funds' securities trades cannot use that information in a manner which is detrimental to the Funds and/or which benefits the person.

     CODE FOR PRINCIPAL EXECUTIVE, FINANCIAL AND ACCOUNTING OFFICERS. North Track has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents North Track files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

PROXY VOTING POLICIES

     Proxy voting policies adopted by North Track are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by North Track to determine how to vote proxies.

THE INVESTMENT ADVISORS

     Pursuant to the terms of an Investment Advisory Agreement, Ziegler provides each Fund (other than the Strategic Allocation Fund) with overall investment advisory and administrative services. Under the Investment Advisory Agreement for the Strategic Allocation Fund, Ziegler provides investment advisory but not administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. North Track and Ziegler have retained Geneva Capital to serve as sub-advisor to the Managed Growth Fund. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., financial services holding company.

     The advisory and sub-advisory agreements pursuant to which the Advisors are retained by the Funds provide for compensation to the Advisors (computed daily and paid monthly) at annual rates based on the relevant Fund's average daily net assets as follows:

                                                           SUB-ADVISORY FEE
                                    ADVISORY FEE            PAID BY ZIEGLER
FUND                              PAID TO ZIEGLER        TO THE SUB-ADVISOR(1)
----                              ---------------        ---------------------

S&P 100 INDEX FUND:
     First $20 million in assets      0.575%                       N/A
     Next $30 million in assets        0.45%
     Next $50 million in assets        0.40%
     Next $400 million in assets       0.35%
     Assets over $500 million          0.30%

PSE TECH 100 INDEX FUND:
     First $50 million in assets       0.50%                       N/A
     Next $200 million in assets       0.30%
     Next $250 million in assets       0.25%
     Assets over $500 million          0.20%

                                                           SUB-ADVISORY FEE
                                    ADVISORY FEE            PAID BY ZIEGLER
FUND                              PAID TO ZIEGLER        TO THE SUB-ADVISOR(1)
----                              ---------------        ---------------------

DOW JONES U.S. HEALTH CARE
  100 PLUS FUND:
     First $100 million in assets       0.55%                      N/A
     Next $400 million in assets        0.50%
     Assets over $500 million           0.45%

DOW JONES U.S. FINANCIAL
  100 PLUS FUND:
     First $100 million in assets       0.55%                      N/A
     Next $400 million in assets        0.50%
     Assets over $500 million           0.45%

STRATEGIC ALLOCATION FUND(2):           0.10%                      N/A

MANAGED GROWTH FUND:
     First $250 million in assets       0.75%                     0.375%
     Next $250 million in assets        0.70%                     0.350%
     Assets over $500 million           0.65%                     0.325%

TAX-EXEMPT AND GOVERNMENT FUNDS:
     First $50 million in assets        0.60%                      N/A
     Next $200 million in assets        0.50%
     Assets over $250 million           0.40%

--------------------------

(1) Ziegler (rather than the Managed Growth Fund) pays fees to the sub-advisor (Geneva Capital) out of the advisory fees it receives from the Managed Growth Fund.

(2) These figures do not include the advisory fees indirectly incurred by the Strategic Allocation Fund through its investments in the Underlying Funds.

     The following table shows the advisory fees paid by each Fund during the past three fiscal years (or such shorter period during which the Fund has conducted operations).

FUND                              2003           2002          2001
----                              ----           ----          ----
S&P 100 Index                     $804,204    $  899,963     $1,051,045
PSE Tech 100 Index                $975,414     1,119,527      1,385,786
Dow Jones U.S. Health
  Care 100 Plus                   $168,234       116,798(1)      19,132(1)(2)
Dow Jones U.S. Financial
  100 Plus                        $139,662        94,471(1)      12,926(1)(2)
Strategic Allocation(3)                N/A           N/A            N/A
Managed Growth                    $306,077       228,979        147,644(1)
Tax-Exempt                        $209,330       212,013        221,475
Government                        $189,290       182,725        187,182

----------------------

(1) The table does not reflect expenses that Ziegler reimbursed to the Funds and fees it waived during the periods presented. See the table below.

(2) The Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund first commenced operations on April 17, 2001. Accordingly, the advisory fees for these funds cover the period from April 17, 2001 to October 31, 2001.

(3)  The Strategic Allocation Fund did not commence operations until December
     2003.

                  The following table sets forth the fees waived and expenses reimbursed by Ziegler during the past three fiscal years (or such shorter period during which the Fund has conducted operations):

FUND                                2003           2002          2001
----                                ----           ----          ----
S&P 100 Index                      $   -0-           -0-            -0-
PSE Tech 100 Index                     -0-           -0-            -0-
Dow Jones U.S. Health Care
  100 Plus                        $162,320       164,252        68,969(1)
Dow Jones U.S. Financial
  100 Plus                        $137,973       143,508        70,944(1)
Strategic Allocation(2)                N/A           N/A           N/A
Managed Growth                         -0-           -0-         37,892
Tax-Exempt                             -0-           -0-           $-0-
Government                             -0-           -0-            -0-

--------------------------

(1) The Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund first commenced operations on April 17, 2001. Accordingly, the expense reimbursements for 2001 cover the period from April 17, 2001 to October 31, 2001.

(2)  The Strategic Allocation Fund did not commence operations until December
     2003.

     The following table shows the fees paid by Ziegler to Geneva Capital, the sub-advisor of the Managed Growth Fund, for the past three fiscal years. Ziegler paid these sub-advisory fees out of the advisory fee it received from the Managed Growth Fund.

               SUB-ADVISORY FEES PAID BY ZIEGLER TO GENEVA CAPITAL
               ---------------------------------------------------
                      2003               2002             2001
                      ----               ----             ----
                    $143,770           $114,489          $73,822

     Geneva Capital agreed to waive a portion of the management fees payable by Ziegler from July 1, 2003 through December 31, 2003. According to the fee waiver agreement, the management fees paid by Ziegler to Geneva Capital shall be (1) 0.375% of the net assets of the Fund as of June 30, 2003, as adjusted for any net depreciation in such assets during the period covered by the agreement, plus
(2) 0.375% of the net assets of the Fund attributable to accounts of clients of Geneva Capital who first invest in the Fund during the covered period.

     In July 2003, the Board of Directors approved the renewal of the Investment Advisory Agreement with Ziegler for each of the Funds and the Sub-Advisory Agreement with Geneva Capital for the Managed Growth Fund. The primary factors that the Board considered in its decision to renew the existing advisory and sub-advisory agreements were: the scope and quality of the services provided; the advisory fees and fee structure for the Funds generally and in comparison to those of other similar funds; the performance of the Funds and in relation to the performance of other comparable funds; and the availability, cost and value of alternative means of obtaining such services. The Board reviewed various information, including a report from Lipper, Inc. comparing the performance, management fees and other operating expenses of the Funds to those of their comparable peer groups, the Forms ADV of Ziegler and Geneva Capital, and profitability information for Ziegler. The Board concluded that Ziegler and Geneva Capital have considerable investment management experience and adequate personnel and other resources, the performance of the Funds is competitive with other similar funds, and the advisory fees and expense ratios of the Funds were not significantly higher than other similar funds.

ACCOUNTING/PRICING SERVICES

     In addition to serving as investment advisor, Ziegler provides certain accounting and pricing services to North Track, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, North Track. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per Fund per year is $13,000, plus expenses, plus 0.05% of the first $100 million of the

Fund's total assets, 0.03% of the Fund's total assets of $100 million or more but less than $250 million and 0.01% of the Fund's total assets of $200 million or more but less than $500 million, with no additional charge for assets over $500 million.

     The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement.

                  The table below shows the total compensation paid by each Fund to Ziegler for its accounting/pricing services during each of the past three fiscal years (or such shorter period during which the particular Fund conducted operations).

                                                   ACCOUNTING/PRICING
                                                FEES FOR THE FISCAL YEAR
                                          -----------------------------------
FUND                                         2003         2002           2001
----                                         ----         ----           ----
S&P 100 Index                             $92,530       69,052      $72,608
PSE Tech 100 Index                        102,856       84,395       93,875
Dow Jones U.S. Health Care 100 Plus        28,292       19,312       8,656(1)
Dow Jones U.S. Financial 100 Plus          25,696       19,183       8,656(1)
Strategic Allocation(2)                       N/A          N/A            N/A
Managed Growth                             33,735       20,115       19,000
Tax-Exempt                                 30,444       21,306       21,103
Government                                 28,774       19,818       19,312

-------------------------

(1) The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds first commenced operations on April 17, 2001. The fees for 2001 cover the period from April 17, 2001 to October 31, 2001.

(2)  The Strategic Allocation Fund did not commence operations until December
     2003.

ADMINISTRATIVE SERVICES

     Ziegler also provides certain administrative services to the Funds pursuant to Administrative Agreements. The administrative services provided by Ziegler to the Funds include maintaining North Track's corporate documents and investment company registration and preparing and disseminating financial information about North Track and the Funds. Ziegler's administrative services also include legal, compliance, audit and risk management services. In addition, Ziegler assists the Board of Directors of North Track by providing them with information and administering and implementing the Board of Director's decisions and policy modifications.

     Ziegler provides these services to each Fund pursuant to the terms of an Administration Agreement. Each Fund pays Ziegler compensation for providing these services at the rate of 0.10% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to each Fund from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administration Agreement with respect to any or all of the Funds at any time on not less than sixty (60) days prior written notice. The Administration Agreement provides that Ziegler shall not be liable to North Track or any Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold Ziegler harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

OTHER SERVICES PROVIDED BY ZIEGLER

     Ziegler also serves as the principal Distributor of shares of the Fund and receives commissions on sales of such shares. See "Purchase of Shares." In addition Ziegler receives reimbursement from each Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by each Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

CUSTODIAN SERVICES

     Union Bank of California serves as the custodian of North Track's assets, pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of each Fund's assets.

TRANSFER AGENT SERVICES

     PFPC Inc. provides transfer agent and dividend disbursing services to each Fund.

                               PURCHASE OF SHARES

     As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler continues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days' notice and will automatically terminate if assigned.

CLASS A SHARES

     The public offering price of each Fund's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. For the Fixed-Income Funds (Tax-Exempt and Government Funds) the maximum front-end sales charge is 3.50% of the offering price. For the Equity Funds (S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Managed Growth Funds) the maximum front-end sales charge is 5.25% of the offering price.

     Class A shares of each Fund may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Funds at a discount; (3) has more than 10 members;
(4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the relevant Funds; and
(5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

     You may purchase Class B shares of all of the Equity Funds and the Government Fund. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. The Class B shares automatically convert to Class A shares after eight years. See "How to Purchase Shares" in the Prospectus.

CLASS C SHARES

     You may purchase Class C shares in all of the Equity Funds and the Government Fund. The public offering price for Class C shares is the net asset value with no front-end sales charge. However, if you redeem Class C shares which you have held for less than 18 months, you must pay a contingent deferred sales charge in an amount equal to 1.00% of the lesser of the current net asset value at the time of redemption or the original cost for your shares. See "How to Purchase Shares" in the Prospectus.

DEALER REALLOWANCES

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of each Fund, which reallowance is equal to the following percentage of the offering price of such shares:

                                                    DEALER REALLOWANCE
                                                 ---------------------------
                                                 Fixed-Income        Equity
SIZE OF INVESTMENT                                Funds(1)          Funds(2)
------------------                               ------------       --------
Less than $25,000                                  3.00%             4.50%
$25,000 but less than $50,000                      2.50%             4.25%
$50,000 but less than $100,000                     2.00%             4.00%
$100,000 but less than $250,000                    1.50%             3.00%
$250,000 but less than $500,000                    1.25%             2.50%
$500,000 but less than $1,000,000                  0.80%             1.80%
For purchases of $1,000,000 or more
        First $1,000,000                           0.75%             0.75%
        Next $2,000,000                            0.35%             0.35%
        Amounts in excess of $3,000,000            0.10%             0.10%

--------------------------

(1)  The Fixed-Income Funds include the Tax-Exempt and Government Funds.

(2) The Equity Funds include the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Managed Growth Funds.

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor may make the following payments, out of its own funds, to Selected Dealers when Class A shares are purchased without a front-end sales charge as follows:

          o Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

          o Up to 0.75% of the amount invested through the Selected Dealer by a pension, profit sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue that also purchased shares of a North Track mutual fund prior to July 1, 1998.

     The Distributor will pay a commission to Selected Dealers who sell Class B shares of a Fund in an amount equal to 4.00% of the net asset value of the shares sold.

     The Distributor will pay a commission to Selected Dealers who sell Class C shares of a Fund in an amount equal to 1.00% of the net asset value of the shares sold.

     The table below shows commissions that Ziegler earned on sales of shares of each Fund during the past three fiscal years, including front-end sales charges on Class A and Class C shares and contingent deferred sales charges on Class B and Class C shares.

FUND                                           2003        2002           2001
----                                           ----        ----           ----
S&P 100 Index                              $113,072     184,275       $333,382
PSE Tech 100 Index                          178,401     207,295      366,241
Dow Jones U.S. Health Care 100 Plus          95,403     144,809     139,892(1)
Dow Jones U.S. Financial U.S. 100 Plus       72,734      93,049      80,981(1)
Strategic Allocation(2)                         N/A         N/A            N/A
Managed Growth                               71,574      86,765       62,069
Tax-Exempt                                   14,829       3,272        3,727
Government                                   27,273      23,114       11,458

---------------------

(1) The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds first commenced operations on April 17, 2001. Accordingly, the amounts for these Funds for 2001 cover the period from April 17, 2001 to October 31, 2001.

(2)  The Strategic Allocation Fund did not commence operations until December
     2003.

                              DISTRIBUTION EXPENSES

     North Track has adopted a distribution plan for each of the Funds (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. Under the Plan, a portion of each Fund's assets may be used to finance activities relating to the marketing and distribution of its shares and the maintenance of shareholder accounts and other shareholder services.

     The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of North Track's shares (such as sale or placement of North Track's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include securities broker-dealers, banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of 0.25% on an annual basis of the average daily net assets of Fund shares that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by North Track, up to maximum annual amounts established under the terms of the Plan.

CLASS A SHARES

     The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Fund may not exceed an amount equal to 0.25% of the average daily net assets of the Fund over the relevant year.

CLASS B AND CLASS C SHARES

     Under the Plan, each Fund pays to the Distributor, as compensation for acting as the distributor and principal underwriter in respect of the Class B and C shares of the Fund, a distribution fee equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and C shares of the Fund. The Fund also pays to the Distributor, as compensation for providing, or arranging for the provision of shareholder services in respect of the Class B and C shares of the Fund. The maximum amount of distribution and shareholder service fees payable under the Plan during any calendar year by a Fund with respect to its outstanding Class B and Class C shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution and/or shareholder service fee that the Distributor receives will be paid to securities broker-dealers, banks and other intermediaries for assisting with the distribution of, and/or providing shareholder services to the beneficial holders of, Class B and Class C shares.

     The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by the Fund within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the

Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of North Track and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

     The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by North Track to Ziegler. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

     Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing North Track's shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

     The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

     The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of North Track (or with respect to any Fund, by the vote of a majority of the outstanding shares of such Fund). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

     Ziegler may also make payments from its own resources to selected broker dealers or institutions that are instrumental in the acquisition of shareholders for the Fund or that perform recordkeeping or other services with respect to shareholder accounts. The amount of such payments may be affected by, among other things, total sales, net sales, levels of redemptions and participation in marketing efforts and programs. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by Ziegler from time to time.

     The table below shows the total Rule 12b-1 fees incurred during the fiscal year ended October 31, 2003 with respect to Class A, Class B and Class C shares of each Fund.

                                                RULE 12B-1 FEES PAID IN FISCAL YEAR ENDED OCTOBER 31, 2003
                                          ---------------------------------------------------------------------

FUND                                      CLASS A SHARES      CLASS B SHARES      CLASS C SHARES          TOTAL
----                                      --------------      --------------      --------------          -----
S&P 100 Index                                   $366,418            $464,485             $89,055       $919,958
PSE Tech 100 Index                               503,593             816,209             143,980      1,463,782
Dow Jones U.S. Health Care 100 Plus               37,961              94,905              59,828        192,694
Dow Jones U.S. Financial 100 Plus                 34,918              69,308              45,626        149,852
Strategic Allocation Fund(1)                         N/A                 N/A                 N/A            N/A
Managed Growth                                    64,040             118,590              33,963        216,593
Tax-Exempt                                        87,026                 N/A                 N/A         87,026
Government                                        72,188               2,695              23,473         98,356

-------------------

(1)  The Strategic Allocation Fund did not commence operations until December
     2003.


     The principal types of activities for which each Fund made payments under the Plan for the fiscal year ended October 31, 2003 were as follows:

                                                                                                                      INTEREST,
                                               PRINTING/MAILING                                                       CARRYING
                                ADVERTISING/   OF PROSPECTUS                                             SALES        AND OTHER
                                 SALES         (OTHER THAN TO      UNDERWRITER      BROKER-DEALER      PERSONNEL      FINANCING
FUND                            LITERATURE    CURRENT INVESTORS)   COMPENSATION     COMPENSATION*    COMPENSATION      CHANGES
----                            ----------    ------------------   ------------     -------------    ------------     ---------
S&P 100 Index                       --                --             $30,417          $486,006            --           $403,735
PSE Tech 100 Index                  --                --             $28,673          $719,844            --           $715,265
Dow Jones U.S. Health Care
100 Plus                            --                --              $2,445           $78,453            --           $111,796
Dow Jones U.S. Financial
100 Plus                            --                --              $2,178           $63,226            --            $84,448
Strategic Allocation Fund(1)       N/A               N/A               N/A              N/A              N/A             N/A
Managed Growth                      --                --              $1,994          $100,922            --           $113,677
Tax-Exempt                          --                --              $1,174           $86,303            --              --
Government                          --                --              $4,678           $81,536            --            $12,142

-------------------
* Includes aggregate compensation of $666,483 paid to Ziegler as a selected dealer.


(1)  The Strategic Allocation Fund did not commence operations until December
     2003.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

     Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value of each class of shares of a Fund is determined by dividing the total value of the Fund's investments and other assets attributable to that class, less the Fund's liabilities attributable to that class, by the total number of outstanding shares of that class.

     Each Fund will calculate its net asset value per share as of the close of trading on the New York Stock Exchange (the "Exchange"), which is generally 4:00 p.m. Eastern time, each business day, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on any other day when the Exchange is closed.

     As required by the 1940 Act, each Fund will value its portfolio securities at their market value when market quotations are readily available. When market quotations are not readily available for a particular security (e.g., because there is no regular market quotation for such security, the market for such security is limited, the exchange or market in which such security trades does not open for an entire trading day, the validity of quotations is questionable or some significant event occurs after the close of trading of such security and before such security is valued), the Fund will value such security at its "fair value" as determined in good faith by North Track's Board of Directors. The Board has delegated responsibility for daily pricing to Ziegler, the Funds' investment advisor. Ziegler has appointed a Valuation Committee to perform such pricing functions in accordance with pricing policies and procedures adopted by North Track's Board. The Valuation Committee's fair value determinations are reviewed regularly by the Board.

     Equity securities that are traded on U.S. or foreign stock exchanges, including futures contracts and options, and for which market quotations are readily available will be valued at their last sale price on the principal exchange on which such securities are traded as of the close of regular trading on such exchange or, lacking any sales, at the latest bid quotation. Over-the-counter securities for which a last sales price on the valuation date is available from Nasdaq at the time of valuation will be valued at that price. If there is no sales price available, the latest bid quotation from Nasdaq will be used. All other over-the-counter securities for which market quotations are readily available will be valued at the latest bid quotation.

     Because market quotations for most debt and convertible securities are not readily available, such securities will generally be valued using valuations published by an independent pricing service. Preferred stock and options for which market quotations are not readily available will be valued using an independent pricing service. The pricing service uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

     Debt securities purchased with maturities of 60 days or less will be valued on an amortized cost basis, under which the value of such securities is equal to its acquisition cost, plus or minus any amortized discount or premium in accordance with Rule 2a-7 under the 1940 Act.

                             PERFORMANCE INFORMATION

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the average annual total return for one, five and ten year periods (or so much thereof as a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Fund may advertise its "tax equivalent yield," which is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund which is not tax-exempt. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the funds and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Fund has been in existence) ended on the date of the balance sheet of the respective Fund (each of which balance sheets are incorporated by reference into this Statement of Additional Information - See "Financial Statements") that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                               P (1 + T)  = ERV

Where:

     P      =  a hypothetical initial payment of $1,000
     T      =  average annual total return
     n      =  number of years
     ERV    =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

     The average annual total returns for the Class A shares of each Fund for the 1, 5 and 10-year periods ended October 31, 2003 are set forth in the table below. The total returns for the Government and Tax-Exempt Funds have been restated to reflect the May 1, 1995 reduction in the maximum sales loads for those Funds from 4.5% to 3.5% of the public offering price. The total returns for Class A shares of the S&P 100 Index and PSE Tech 100 Index Funds have been restated to reflect the September 8, 1997 increase in the maximum sales loads for those Funds from 4.50% to 5.25% of the public offering price.

CLASS A SHARES
--------------

                                                                 10 YEARS, OR,
                                                                 IF LESS, FROM
                                                                 COMMENCEMENT
FUND                                    1 YEAR      5 YEARS      OF OPERATION
----                                    ------      -------      --------------
S&P 100 Index                           10.04%      -1.24%           9.04%
PSE Tech 100 Index                      38.81%      11.10%         14.55%(1)
Dow Jones U.S. Health Care 100 Plus     10.18%        N/A          -3.23%(2)
Dow Jones U.S. Financial 100 Plus       16.23%        N/A          1.12%(2)
Strategic Allocation Fund(3)             N/A          N/A             N/A
Managed Growth                          13.07%        N/A          3.83%(4)
Tax-Exempt                              0.83%        3.33%           4.52%
Government                              -2.58%       3.42%           4.53%

-------------------

(1)  The PSE Tech 100 Index Fund commenced operations on July 10, 1996.

(2) The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds commenced operations on April 17, 2001.

(3)  The Strategic Allocation Fund commenced operations in December 2003.

(4)  The Managed Growth Fund commenced operations on January 4, 1999.

     The average annual total returns for the Class B shares of each Fund for the indicated periods ended October 31, 2003 are set forth in the table below.

CLASS B SHARES
--------------

                                                                      FROM
                                                                  AVAILABILITY
                                                                   OF CLASS B
FUND                                      1 YEAR    5 YEARS          SHARES
----                                      ------    -------       ------------
S&P 100 Index                             10.27%     -1.29%        -2.12%(1)
PSE Tech 100 Index                        40.44%     11.20%        10.96%(1)
Dow Jones U.S. Health Care 100 Plus       10.37%      N/A          -3.04% (2)
Dow Jones U.S. Financial 100 Plus         16.72%      N/A           1.01%(2)
Strategic Allocation Fund(3)                N/A       N/A             N/A
Managed Growth                            13.39%      N/A           3.91%(4)
Government(5)                               N/A       N/A             N/A

--------------------

(1) Covers the period from July 28, 1998 (the date on which the S&P 100 Index and PSE Tech 100 Index Funds first offered Class B shares) through October 31, 2003.

(2) Covers the period from April 17, 2001 (the commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2003.

(3)  The Strategic Allocation Fund commenced operations in December 2003.

(4) Covers the period from January 4, 1999 (the commencement of operations of the Managed Growth Fund) through October 31, 2003.

(5)  The Government Fund first offered Class B shares on March 1, 2003.

     The average annual total returns for the Class C shares of each Fund for the indicated periods ended October 31, 2003 are set forth in the table below.

CLASS C SHARES
--------------
                                                                   FROM
                                                               AVAILABILITY
FUND                                       1 YEAR            OF CLASS C SHARES
----                                       ------            -----------------
S&P 100 Index                              14.31%                -10.87(1)
PSE Tech 100 Index                         44.37%               -13.40%(1)
Dow Jones U.S. Health Care 100 Plus        14.35%                -1.84%(2)
Dow Jones U.S. Financial 100 Plus          20.69%                2.54%(2)
Strategic Allocation Fund(3)                N/A                     N/A
Managed Growth                             17.37%                3.89%(1)
Government                                 -0.84%                5.94%(1)

--------------------

(1) Covers the period from May 8, 2000 (the date on which the S&P 100 Index, PSE Tech 100 Index, Managed Growth and Government Funds first offered Class C shares) through October 31, 2003.

(2) Covers the period from April 17, 2001 (the commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2003.

(3)  The Strategic Allocation Fund commenced operations in December 2003.

     For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $100, $1,000 or $10,000 that a shareholder would have experienced in the relevant Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods a Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                              P (1 + T)  = ATV
                                              D

     Where:

     P     =  a hypothetical initial payment of $1,000
     T     =  average annual total return (after taxes on distributions).
     n     =  average number of years
     ATV   =  ending value of a hypothetical $1,000 payment made at the
        D     beginning of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

     The average annual total returns after taxes on distributions for Class A shares of each Fund for the one, five and ten-year periods, or, if less, from commencement of operations through October 31, 2003 are set forth in the table below:

CLASS A SHARES
--------------

                                                                         10 YEARS, OR,
                                                                         IF LESS, FROM
                                                                         COMMENCEMENT
FUND                                    1 YEAR      5 YEARS              OF OPERATION
----                                    ------      -------              ------------
S&P 100 Index                            9.83%       -1.52%                  8.22%
PSE Tech 100 Index                      38.81%        9.10%                 12.79%(1)
Dow Jones U.S. Health Care 100 Plus      9.94%          N/A                 -3.32%(2)
Dow Jones U.S. Financial 100 Plus       15.69%          N/A                  0.81%(2)
Strategic Allocation(3)                    N/A          N/A                   N/A
Managed Growth                          13.07%          N/A                  3.82%(4)
Tax-Exempt                               0.83%        3.09%                  4.30%
Government                              -3.46%        1.66%                  2.30%

--------------------

(1)  The PSE Tech 100 Index Fund commenced operations on July 10, 1996.

(2) The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds commenced operations on April 17, 2001.

(3)  The Strategic Allocation Fund commenced operations in December 2003.

(4)  The Managed Growth Fund commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     The Fund's average annual total return after taxes on distributions and redemption of shares is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                         n
                               P (1 + T ) = at ATV
                                                  DR

     Where:

     P      =  a hypothetical initial payment of $1,000
     T      =  average annual total return (after taxes on distributions and redemption).
     n      =  number of years
     ATV    =  ending value of a hypothetical $1,000 payment made at the
        DR     beginning of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on fund distributions and redemption

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

     If a Fund advertises a total return after taxes for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The average annual total return after taxes on distributions and redemption of shares for Class A shares of each Fund for the one, five and ten-year periods, or, if less, from commencement of operations though October 31, 2003 are set forth below.

CLASS A SHARES
--------------

                                                                       10 YEARS, OR,
                                                                       IF LESS, FROM
                                                                       COMMENCEMENT
FUND                                    1 YEAR     5 YEARS             OF OPERATION
----                                    ------     -------             ------------
S&P 100 Index                            6.49%      -1.13%                 7.54%
PSE Tech 100 Index                      25.23%       8.89%                12.14%(1)
Dow Jones U.S. Health Care 100 Plus      6.60%        N/A                 -2.78%(2)
Dow Jones U.S. Financial 100 Plus       10.44%        N/A                  0.75%(2)
Strategic Allocation Fund(3)              N/A         N/A                   N/A
Managed Growth                           8.50%        N/A                  3.28%(4)
Tax-Exempt                               1.69%       3.21%                 4.31%
Government                              -1.70%       1.80%                 2.41%

--------------------

(1)  The PSE Tech 100 Index Fund commenced operations on July 10, 1996.

(2) The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds commenced operations on April 17, 2001.

(3)  The Strategic Allocation Fund commenced operations in December 2003.

(4)  The Managed Growth Fund commenced operations on January 4, 1999.

YIELD

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                        _            _
                                       |          6   |
                                       | (A-B    )    |
                             YIELD = 2 | (--- + 1) -1 |
                                       |_(CD    )    _|

Where:

     a  =  dividends and interest earned during the period.
     b  =  expenses accrued for the period (net of reimbursements).
     c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d  =  the maximum offering price per share on the last day of the period.

     The yields for certain of the Funds for the month ended October 31, 2003 were: 2.20% for the Tax-Exempt Fund, and 0.42% for the Government Fund (Class
A). When advertising yield, a Fund will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

     A tax-equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Tax-Exempt Fund (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax-equivalent yield, assuming a 33% marginal tax rate, for the month ended October 31, 2003 was 3.33% for the Tax-Exempt Fund.

     Performance information for the Funds may be compared to various unmanaged indices, such as the S&P 500 Stock Index, the S&P 100 Index, the S&P MidCap 400 Stock Index or the Russell Midcap Index, as well as indices of similar mutual funds. A Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

     An illustration may be used comparing the growth in value of an initial investment in a Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which North Track generally believes to be accurate. A Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, North Track assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Fund or North Track include, but are not limited to, the following:

Bloomberg Wealth Manager                        Los Angeles Times
The Business Journal                            Milwaukee Journal Sentinel
Business Week                                   Money
Changing Times                                  Mutual Fund Letter
Chicago Tribune                                 Mutual Fund Values (Morningstar)
Chicago Sun-Times                               Newsweek
Crain's Chicago Business                        The New York Times
Consumer Reports                                Pension and Investments
Consumer Digest                                 Personal Investor
Financial Advisor                               Stanger Reports
Financial World                                 Time
Forbes                                          USA Today
Fortune                                         U.S. News and World Reports
Investor's Daily                                The Wall Street Journal


     When a newspaper, magazine or other publication mentions North Track or a Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of North Track or a portfolio manager's economic and market outlook, in general and for a Fund.

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of a Fund may be compared to any stock index, average or grouping, including without limitation any of the following indexes or averages:

Dow Jones U.S. Total Market Index        New York Stock Exchange Composite Index
Dow Jones Industrial Average             American Stock Exchange Composite Index
Russell 2000 Small Stock Index           Nasdaq Composite
Russell Mid-Cap Stock Index              Nasdaq Industrials
Russell 1000 Stock Index                 Nasdaq 100 Index
Russell 2500 Index                       Dow Jones U.S. Healthcare Index
Standard & Poor's 500 Stock Index        Dow Jones U.S. Financial Index
Standard & Poor's 400 Industrials        (These indexes generally reflect the
Standard & Poor's Mid-Cap 400 Index      performance of stock traded in the
Wilshire 5000                            indicated markets.)
Wilshire 4500
Wilshire 4000
(These indexes are widely recognized
indicators of general U.S. stock
market results.)

     The performance of a Fund may also be compared to any mutual fund index or average, including without limitation any of the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid-Cap Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average;

Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, a Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

     To illustrate the historical returns on various types of financial assets, a Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. A Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by North Track to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                                   TAX STATUS

     Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, each Fund must distribute at least 90% of its taxable income (including short-term realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. Each Fund plans to distribute its income and capital gains so as to avoid the excise tax. Each Fund is subject to the further limitation that, with respect to 50% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer and the Fund may not hold more than 10% of the outstanding voting securities of such issuer. Finally, a Fund may not invest more than 25% of its assets in securities (other than Government securities or securities of other regulated investment companies) of any one issuer or two or more affiliated issuers in the same or similar businesses or in related businesses.

     A portion of each Fund's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the year.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 30% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if one of the Funds is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     No person controls North Track or any Fund.

     As of December 31, 2003 no person was known to North Track to be the "beneficial owner" of more than 5% of the outstanding shares of North Track's common stock, of any of the Funds or of any Class of shares of any Fund, except as reflected in the table below:

                                                              PERCENTAGE OF     PERCENTAGE OF
HOLDER                                              CLASS      CLASS OWNED        FUND OWNED
------                                              -----      -----------      -------------
S&P 100 INDEX FUND:

Blount Orthopedic Clinic Ltd.                        C            11.20%              0.57%
Employee Balanced PSP FBO William T. Dicus
Attention:  David Becker
635 E. St. Paul Avenue
Milwaukee, WI  53202
(beneficial holder)

PSE TECH 100 INDEX FUND:

Charles Schwab & Co. Inc.                            A            22.38%             14.83%%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
(record holder)

Citigroup Global Markets, Inc.                       C            11.37%              0.68%
00188103108
333 West 34th Street
3rd Floor
New York, NY  10001
(record holder)

North Track Strategic Allocation Fund                F              100%              0.37%
215 North Main Street
West Bend, WI  53095-3348
(beneficial holder)

DOW JONES U.S. HEALTH CARE 100 PLUS FUND:

Charles Schwab & Co. Inc.                            A            14.41%              7.42%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
(record holder)

MCB Trust Services Custody FBO B.C. Ziegler and
Company                                              A             5.47%              2.87%
700 17th Street
Suite 300
Denver, CO 80202
(record holder)

                                                              PERCENTAGE OF     PERCENTAGE OF
HOLDER                                              CLASS      CLASS OWNED        FUND OWNED
------                                              -----      -----------      -------------
Angela A. Rupcich and Ken Kaminski Trustees FBO
Angela A. Rupcich Marital Trust                      C             7.34%              1.37%
18181 Old Pelican Bay Drive
Fort Myers Beach, FL 33931-2356
(beneficial holder)

North Track Strategic Allocation Fund                F              100%              3.12%
215 North Main Street
West Bend, WI  53095-3348
(beneficial holder)

DOW JONES U.S. FINANCIAL 100 PLUS FUND:

Charles Schwab & Co. Inc.                            A            22.38%             14.83%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
(record holder)

MCB Trust Services Custodian FBO B.C. Ziegler        A             5.88%               3.19%
and Company
700 17th Street
Suite 300
Denver, CO 80202
(record holder)

Angela A. Rupcich and Ken Kaminski Trustees FBO      C             5.39%              1.00%
Angela A. Rupcich Marital Trust
18181 Old Pelican Bay Drive
Fort Myers Beach, FL 33931-2356
(beneficial holder)

North Track Strategic Allocation Fund                F              100%              3.61%
215 North Main Street
West Bend, WI  53095-3348
(beneficial holder)

STRATEGIC ALLOCATION FUND:

B.C. Ziegler and Company                             A            14.11%              6.37%
215 N. Main Street
West Bend, WI 53095-3348
(beneficial holder)

George H. Baechtold Trustee FBO George H. Baechtold  A             8.32%              3.76%
Trust U/A DTD 6/1/00
1491 Carmelita Street
Laguna Beach, CA 92651-3113
(beneficial holder)

Stifel Nicolaus & Co. Inc.                           B             7.81%              2.11%
A/C 3237-3023
Gideon Fishman IRA RO
501 North Broadway
St. Louis, MO 63102
(beneficial owner)

                                                              PERCENTAGE OF     PERCENTAGE OF
HOLDER                                              CLASS      CLASS OWNED        FUND OWNED
------                                              -----      -----------      -------------
NFSC FEBO #BMA-534471                                C            12.27%              3.11%
NFSC/FMTC IRA Rollover FBO John J. McGrody
104-A East Memphis Avenue
Wildwood Crest, NJ 08260
(beneficial holder)

NFSC FEBO #BMA-594865                                C             7.90%              2.00%
NFSC/FMTC IRA Rollover FBO Paul D. Forbes
19 Long Lane
Malvern, PA 19355
(beneficial holder)

NFSC FEBO #BMA-615439                                C             7.21%              1.83%
NFSC/FMTC IRA Rollover FBO Stanley W. Elwell
365 Crestview Drive
Fort Washington, PA 19034
(beneficial holder)

Bear Sterns Securities Corp.                         C             5.19%              1.32%
FBO 459-92341-11
1 Metrotech Center North
Brooklyn NY 11201-3859
(record holder)

MANAGED GROWTH FUND:

Charles Schwab & Co. Inc.                            A            27.09%             17.24%
Special Custody Account FBO Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4122
(record holder)

Steph & Co.                                          A            11.31%              7.20%
The Stephenson National Bank & Trust
1820 Hall Ave.
P.O. Box 137 Marinette, WI 54143-0137
(record holder)

NFSC FEBO #U25-00027                                 A             7.07%              4.50%
USB FBO Columbia Hospital RP Funds
000010952316
P.O. Box 1787
Milwaukee, WI 53201 (beneficial holder)

GOVERNMENT FUND:

Janney Montgomery Scott LLC                          B            74.24%              0.91%
A/C/ 1444-5027
Wilbert W. Bergeman Living Trust
1801 Market Street
Philadelphia, PA 19103-1675
(beneficial holder)

                                                              PERCENTAGE OF     PERCENTAGE OF
HOLDER                                              CLASS      CLASS OWNED        FUND OWNED
------                                              -----      -----------      -------------
Mary E. List                                         C            22.49%              1.99%
8220 N. County Highway M
Evansville, WI 53536
(beneficial holder)

Pershing LLC                                         C             8.11%              0.72%
P.O. Box 2052
Jersey City, NJ 07303-9998
(record holder)

PFPC Trust Co. C/F IRA FBO Victor G. Albiero         C             6.55%              0.58%
721 Orchard Street
West Bend, WI  53095
(beneficial holder)

PFPC Trust Co. C/F IRA FOB Richard M. Myhers         C             5.79%              0.51%
210 Gilbert Avenue
Eau Claire, WI  53701-3909
(beneficial holder)

     As of December 31, 2003, the officers and directors of North Track as a group owned less than 1% of the outstanding shares of each Fund, and of each class of each Fund.

     Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the Transfer Agent.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or another affiliate of an Advisor is utilized as a broker by North Track, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Funds.

     Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, the Advisor often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable the Advisor to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of the Advisor other than the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, the Advisor does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to the Advisor a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. The Advisor does not agree with any broker to direct such specific or minimum amounts of commissions; however, the Advisor maintains an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and the Advisor endeavors to direct sufficient commissions on client transactions to ensure the continued receipt of research products or services the Advisor feels are useful.

     North Track does not believe the Funds pay brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by the Advisor in servicing any or all of its clients (including the Fund), and such research products or services may not necessarily be used by the Advisor in connection with client accounts (including the Fund) which paid commissions to the brokers providing such product or service.

     For particular transactions, the Funds may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in the Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by North Track's Board of Directors.

     The Advisor may direct portfolio transactions for a Fund to other broker-dealers under arrangements in which a portion of the commissions paid to such broker-dealers by that Fund are returned to that Fund and used to pay some of that Fund's expenses. The allocation of transactions to such broker-dealers will only be made if it is consistent with "best execution."

     The S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund execute program trades on a regular basis. Over-the-counter stocks may be part of these program trades. As a result, those stocks may be traded with an agent rather than a market maker, which may result in higher commissions.

     The table below shows, for the last three fiscal years, the aggregate brokerage commissions paid by each Fund on purchases and sales of portfolio securities.

FUND                                          2003        2002         2001
----                                          ----        ----         ----
S&P 100 Index                              $34,095     $63,310     $108,728
PSE Tech 100 Index                         111,045     158,506      118,693
Dow Jones U.S. Health Care 100 Plus(1)      24,205      19,529        6,513
Dow Jones U.S. Financial 100 Plus(1)        12,392      14,676        4,139
Strategic Allocation(2)                        N/A         N/A          N/A
Managed Growth                              39,030      18,498       10,306
Tax-Exempt                                       0           0            0
Government                                       0           0            0

----------------------

(1) The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds commenced operations on April 17, 2001.

(2)  The Strategic Allocation Fund commenced operations in December 2003.

     During the fiscal years ended October 31, 2003, 2002, and 2001 (or the portion of such fiscal year during which the relevant Fund was in operation), the aggregate brokerage commissions paid by each Fund to Ziegler were as follows:

FUND                                          2003        2002       2001
----                                          ----        ----       ----
S&P 100 Index                                   $0          $0     $5,577
PSE Tech 100 Index                               0           0          0
Dow Jones U.S. Health Care 100 Plus(1)           0           0          0
Dow Jones U.S. Financial 100 Plus(1)             0           0          0
Strategic Allocation(2)                        N/A         N/A        N/A
Managed Growth                                   0           0          0
Tax-Exempt                                       0           0          0
Government                                       0           0          0
                                            ------      ------     ------
    TOTAL                                       $0          $0     $5,577
                                            ======      ======     ======
----------------------

(1) The Dow Jones U.S. Health Care 10 Plus and Dow Jones U.S. Financial 100 Plus Funds commenced operations on April 17, 2001.

(2)  The Strategic Allocation Fund commenced operations in December 2003.

     The table below shows, for the fiscal year ended October 31, 2003, the amount of portfolio transactions directed to brokers with whom the Funds had "soft dollar" arrangements, and the amount of brokerage commissions paid to such brokers.

FUND                                    AMOUNT OF PORTFOLIO TRANSACTIONS        BROKERAGE COMMISSIONS
----                                    --------------------------------        ---------------------
S&P 100 Index                                   $  36,674,662                         $  32,323
PSE Tech 100 Index                                 83,557,551                           102,908
Dow Jones U.S. Health Care 100 Plus                27,994,228                            23,607
Dow Jones U.S. Financial 100 Plus                  16,913,726                            12,350
Strategic Allocation(1)                                   N/A                               N/A
Managed Growth                                     32,423,688                             6,829

------------------------------

(1)  The Strategic Allocation Fund commenced operations in December 2003

     The following table sets forth information on the Funds' ownership of securities of their "regular broker-dealers" (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2003:

FUND                                  SECURITIES OF REGULAR BROKER-DEALER     VALUE OF SECURITIES
----                                  -----------------------------------     -------------------
S&P 100 Index                         Merrill Lynch & Co., Inc.                    $2,179,211
                                      Lehman Brothers                                 683,784
Dow Jones U.S. Financial 100 Plus     Merrill Lynch & Co., Inc.                      $853,901
                                      Lehman Brothers                                 333,288

                                     COUNSEL

     Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

                              INDEPENDENT AUDITORS

     The audited financial statements of each Fund for the year ended October 31, 2003, which are incorporated by reference into the Prospectus and this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information. The financial highlights of each Fund for periods prior to the year ended October 31, 2002, which are incorporated by reference into the Prospectus and this Statement of Additional Information, were audited by Arthur Andersen LLP which has ceased operations. North Track has not obtained the consent of Arthur Andersen LLP to use or incorporate by reference its report on such audited financial highlights. As a result, shareholders of a Fund may not sue Arthur Andersen LLP under Section 11 of the Securities Act of 1933.

                              FINANCIAL STATEMENTS

     The following audited financial statements and related notes of each Fund and the Report of the Independent Auditors thereon are incorporated herein by reference from North Track's 2003 Annual Report:

     1.   Schedule of Investments for each Fund as of October 31, 2003.

     2.   Statement of Assets and Liabilities of each Fund as of October 31,
          2003.

     3. Statement of Operations of each Fund for the year ended October 31, 2003.

     4. Statements of Changes in Net Assets of each Fund for the years ended October 31, 2003 and October 31, 2002.

     5.   Financial Highlights of each Fund.

     6.   Notes to Financial Statements.

     Copies of the Annual Report may be obtained free of charge by writing or calling North Track, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, telephone: 1-800-826-4600.

                  DESCRIPTION OF RATINGS OF CERTAIN SECURITIES

     Each Fund will limit its investment in debt securities to those which are rated in one of certain specified categories by a Nationally Recognized Statistical Rating Organization or are U.S. Government Securities. The following is a brief description of the rating systems used by three of these organizations.

CORPORATE AND MUNICIPAL BOND RATINGS

Standard & Poor's Ratings Services

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     S&P's four highest rating categories are as follows:

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Moody's Investors Service, Inc.

     The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's four highest rating categories are as follows:

     Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations:
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or Class of debt in a timely manner. Fitch's four highest rating categories are:

     AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

General

     The S&P and Fitch "AA", "A" and "BBB" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

     The word "Conditional" following a Fitch rating indicates the rating is conditional and is premised on the successful completion of a project or the occurrence of a specific event.

     Moody's security rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.

     MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services

     SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

          - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

          - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

Fitch Investors Service, Inc.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

          F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.

RATINGS OF COMMERCIAL PAPER

Standard & Poor's Ratings Services

     S&P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

          A-1. This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "plus" (+) designation.

          A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

          A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          C. Issues rated "C" are regarded as having a doubtful capacity for payment.

          D.    Issues rated "D" are in payment default.

Moody's Investors Service, Inc.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1. Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment or short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed;
         (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
         (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above in the Prime-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

                                   APPENDIX A

                             NORTH TRACK FUNDS, INC
                      PROXY VOTING POLICIES AND PROCEDURES
                            (ADOPTED AS OF JULY 2003)

                                  INTRODUCTION

North Track Funds, Inc. (the "Funds") has adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Items 13 and 22 of Form N-1A. New Item 13(f) requires each mutual fund to describe or include in its statement of additional information the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

                         GENERAL POLICIES AND PROCEDURES

The Funds are managed to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

The Funds typically invest in companies due, in part, to the strength, experience, quality and depth of their management. Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the following corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

                                SPECIFIC MATTERS

Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. The Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders and particularly their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has a potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, is failing to serve the best interests of their companies' stockholders.

Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will generally support attempts to de-classify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including stock option plans, can effectively align the interests of shareholders with those of management and key employees. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without valid justification, compensation or severance pay which it considers to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

Loaned Securities. From time to time the Funds may lend voting securities in their portfolio to broker-dealers and other third parties and voting rights may pass with those securities. However, if the Funds become aware of a matter requiring the approval of the holders of such loaned securities that will materially affect such securities the Funds will call the loan in time to vote the proxy or enter into an arrangement to ensure that the proxy is voted as the Funds desire.

                DELEGATION OF PROXY VOTING; CONFLICTS OF INTEREST

The Funds delegate their proxy voting decisions to the Funds' investment adviser (the "Adviser"). The portfolio manager(s) of each Fund (who are employees of the Adviser) decide on how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast vote on behalf of the Funds in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote.

Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders. Accordingly, when the Adviser or one of its affiliates believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Advisor should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds' Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser.

Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

                                  MISCELLANEOUS

These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Fund is entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

NORTH TRACK FUNDS, INC.                   TRANSFER AND DIVIDEND DISBURSING AGENT

   1-800-826-4600                            PFPC Inc.
                                             760 Moore Road
   250 East Wisconsin Avenue                 King of Prussia, Pennsylvania 19406
   Suite 2000
   Milwaukee, Wisconsin 53202             CUSTODIAN

INVESTMENT ADVISORS                          Union Bank of California
                                             475 Sansome Street
   B.C. Ziegler and Company                  San Francisco, California 94111
   250 East Wisconsin Avenue
   Suite 2000                             COUNSEL
   Milwaukee, Wisconsin 53202
                                             Quarles & Brady LLP
   Geneva Capital Management, Ltd.           411 East Wisconsin Avenue
   (Sub-Advisor to the Managed               Milwaukee, Wisconsin 53202
     Growth Fund)
   250 East Wisconsin Avenue              AUDITOR
   Suite 1050
    Milwaukee, Wisconsin 53202               Deloitte & Touche LLP
                                             180 North Stetson Avenue
DISTRIBUTOR                                  Chicago, Illinois 60601

   B.C. Ziegler and Company
   250 East Wisconsin Avenue
   Suite 2000
   Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT

   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

                             NORTH TRACK FUNDS, INC.

                                     PART C

                                OTHER INFORMATION


Item 23.  Exhibits

          See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24.  Persons Controlled by or under Common Control with the Fund

          Not applicable.

Item 25.  Indemnification

          Reference is made to Article IX of North Track's Bylaws filed as Exhibit (B) to its Registration Statement with respect to the indemnification of North Track's directors and officers, which is set forth below:

          Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  The Corporation shall not indemnify any person unless:

               (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

          Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

               (1) Such person shall provide adequate security for his undertaking;

               (2) The Corporation shall be insured against losses arising by reason of such advance; or

               (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.  Business and Other Connections of Investment Advisor

          (a)  B.C. Ziegler and Company

               B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of North Track Funds, Inc.

Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of January 1, 2004, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                      POSITION WITH
NAME                            B.C. ZIEGLER AND COMPANY(1)             OTHER AFFILIATIONS(2)
----                            ---------------------------             ---------------------
John J. Mulherin                Director, President and Chief           Director of North Track Funds,
                                Executive Officer                       Inc.

Gary P. Engle                   Senior Vice President,
                                Director

S. Charles O'Meara              Senior Vice President,
                                General Counsel, Secretary
                                and Director

Donald A. Carlson, Jr.          Senior Managing Director,
                                Ziegler Capital Markets
                                Group

John C. Todd                    Senior Managing Director,
                                Ziegler Wealth Management
                                Group

T. R. Paprocki                  Chief Operating Officer,
                                Ziegler Capital Markets
                                Group

J. C. Vredenbregt               Senior Vice President,
                                Director, Chief Financial
                                Officer, Treasurer and
                                Controller

Brian K. Andrew                 Executive Vice President,
                                Ziegler Investment Services
                                Group, and Chief Investment
                                Officer

                                      POSITION WITH
NAME                            B.C. ZIEGLER AND COMPANY(1)             OTHER AFFILIATIONS(2)
----                            ---------------------------             ---------------------
David G. Stoeffel               Senior Managing Director,               President of North Track Funds,
                                Ziegler Investment Services             Inc. since 2003;  Senior Vice
                                Group                                   President and Director of Mutual
                                                                        Funds Marketing and Administration
                                                                        from Nomura Asset Management USA
                                                                        from 1998 to 2003

-----------------------------

(1) B.C. Ziegler and Company contains operating divisions, including the Ziegler Capital Markets Group, Ziegler Wealth Management Group and Ziegler Investment Services Group.

(2) Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

     (b)  Geneva Capital Management Ltd.

     Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Fund. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of January 1, 2004, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management Ltd., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                            POSITION WITH GENEVA          OTHER AFFILIATIONS
----                            --------------------          ------------------
William A. Priebe               Co-President and Director     None
Amy S. Croen                    Co-President and Director     None
William F. Schneider, M.D.      Director                      None

Item 27.  Principal Underwriters

          (a)

                                  OTHER INVESTMENT COMPANIES FOR WHICH
                                     UNDERWRITER ACTS AS UNDERWRITER,
               UNDERWRITER           DEPOSITOR OR INVESTMENT ADVISOR
               -----------        ------------------------------------

               B.C. Ziegler     An underwriter for all of the mutual fund series
               and Company      of North Track; American Tax-Exempt Bond Trust,
                                Series 1 (and subsequent series); Ziegler U.S.
                                Government Securities Trust, Series 1 (and subsequent series); American Income Trust,
                                Series 1 (and subsequent series); Ziegler Money
                                Market Trust; The Insured American Tax-Exempt
                                Bond Trust, Series 1 (and subsequent series).

          (b) A list of the officers and directors of B.C. Ziegler and Company as of January 1, 2004, together with information as to their positions with B.C. Ziegler and Company and with North Track, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone (414) 978-6400.

          (c)  Not applicable.

Item 28.  Location of Accounts and Records

          (a)  B.C. Ziegler and Company
               215 North Main Street
               West Bend, Wisconsin 53095

               General ledger, including subsidiary ledgers; corporate records and contracts; portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for all of the Funds other than the Managed Growth Fund.

          (b)  Geneva Capital Management, Ltd.
               250 East Wisconsin Avenue
               Suite 1050
               Milwaukee, Wisconsin 53202

               Transaction journals and confirmations for portfolio trades for the Managed Growth Fund.

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin on this 23rd day of January, 2004.

                                        NORTH TRACK FUNDS, INC.


                                        By: /s/  DAVID G. STOEFFEL
                                            -----------------------------------
                                            David G. Stoeffel, President


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed on this 23rd day of January, 2004, by the following persons in the capacities indicated.

SIGNATURE                              TITLE
---------                              -----

/s/  DAVID G. STOEFFEL*                President (Principal Executive Officer)
-----------------------------------
David G. Stoeffel

/s/  FRANKLIN P. CIANO                 Chief Financial Officer and Treasurer
-----------------------------------    (Principal Financial and Accounting
Franklin P. Ciano                      Officer)

/s/  CORNELIA BOYLE*                   Director
-----------------------------------
Cornelia Boyle

/s/  JAMES G. DEJONG*                  Director
-----------------------------------
James G. DeJong

/s/  BRIAN J. GIRVAN*                  Director
-----------------------------------
Brian J. Girvan

/s/  JOHN J. MULHERIN*                 Director
-----------------------------------
John J. Mulherin

/s/  MARCIA L. WALLACE*                Director
-----------------------------------
Marcia L. Wallace

*By: /s/  DAVID G. STOEFFEL
     ------------------------------
     David G. Stoeffel, pursuant
     to a Power of Attorney

                                  EXHIBIT INDEX

                                                                 PREVIOUSLY FILED AND INCORPORATED
                                                                       BY REFERENCE FROM:
                                                   -----------------------------------------------------
                                                       1933 ACT
EXHIBIT                                             POST-EFFECTIVE         DATE FILED            FILED
NUMBER                    DESCRIPTION              AMENDMENT NUMBER         WITH SEC            HEREWITH
------                    -----------              ----------------         --------            --------
(A)(1)         Amended and Restated Articles             38                  4/30/97
               of Incorporation

(A)(2)         Articles Supplementary filed              54                  3/2/00
               February 29, 2000

(A)(3)         Articles of Amendment filed               62                  3/1/02
               March 1, 2001

(A)(4)         Articles Supplementary filed              62                  3/1/02
               March 5, 2001

(A)(5)         Certificate of Correction to              62                  3/1/02
               Articles of Amendment filed
               March 9, 2001

(A)(6)         Certificate of Correction to              62                  3/1/02
               Articles Supplementary filed
               March 9, 2001

(A)(7)         Articles Supplementary filed              65                 12/30/02
               May 7, 2002

(A)(8)         Articles Supplementary filed              68                  9/11/03
               November 21, 2003

(B)            By-Laws                                   38                  4/30/97

(C)            Amended and Restated Multiple                                 3/2/00                 X
               Class Operating Plan

(D)(1)         Investment Advisory Agreement             48                  2/12/99
               with B.C. Ziegler and Company

(D)(2)         Sub-Advisory Agreement with               47                  12/31/98
               Geneva Capital Management

(D)(3)         Schedule to Investment Advisory           60                  3/27/01
               Agreement reflecting addition
               of and fees applicable to the
               Dow Jones U.S. Health Care 100
               Plus and Dow Jones U.S.
               Financial 100 Plus Funds

(D)(4)         Investment Advisory Agreement             68                  9/11/03
               with B.C. Ziegler and Company
               regarding the Sector Growth
               Fund

(E)(1)         Distribution Agreement                    48                  2/12/99

                                                                 PREVIOUSLY FILED AND INCORPORATED
                                                                       BY REFERENCE FROM:
                                                   -----------------------------------------------------
                                                       1933 ACT
EXHIBIT                                             POST-EFFECTIVE         DATE FILED            FILED
NUMBER                    DESCRIPTION              AMENDMENT NUMBER         WITH SEC            HEREWITH
------                    -----------              ----------------         --------            --------
(E)(2)         Amendment No. 1, dated                    54                  3/2/00
               February 29, 2000, to Amended
               and Restated Distribution
               Agreement

(E)(3)         Form of Selected Dealer                   48                  2/12/99
               Agreement

(E)(4)         Schedule to Amended and                   60                  3/27/01
               Restated Distribution Agreement
               reflecting addition of the Dow
               Jones U.S. Health Care 100
               Plus and Dow Jones U.S.
               Financial 100 Plus Funds

(E)(5)         Schedule to Amended and Related           68                  9/11/03
               Distribution Agreement
               reflecting addition of the
               Sector Growth Fund

(F)            Not Applicable

(G)(1)         Mutual Fund Custody Agreement             62                  3/1/02
               with Union Bank of California,
               N.A.

(G)(2)         Agreement for Securities                  62                  3/1/02
               Lending and Repurchase
               Agreement Services with Union
               Bank of California, N.A.

(H)(1)         Transfer Agency and Services              62                  3/1/02
               Agreement with First Data
               Investor Services Group, Inc.
               (PFPC Global Fund Services)

(H)(2)         Accounting/Pricing Agreement              65                 12/30/02

(H)(3)         Schedule to Accounting/Pricing            60                  3/27/01
               Agreement reflecting addition
               of and fees applicable to the
               Dow Jones U.S. Health Care 100
               Plus and Dow Jones U.S. Health
               Care 100 Plus Funds

(H)(4)         Schedule to Accounting/Pricing            68                  9/11/03
               Agreement reflecting addition
               of and fees applicable to the
               Sector Growth Fund

(H)(5)         Shareholder Servicing Agreement           36                 12/10/96
               for Class X Retail Shares of
               the Cash Reserve Fund

(H)(6)         Administrative Services                   48                  2/12/99
               Agreement for the Cash Reserve
               Fund

                                                                 PREVIOUSLY FILED AND INCORPORATED
                                                                       BY REFERENCE FROM:
                                                   -----------------------------------------------------
                                                       1933 ACT
EXHIBIT                                             POST-EFFECTIVE         DATE FILED            FILED
NUMBER                    DESCRIPTION              AMENDMENT NUMBER         WITH SEC            HEREWITH
------                    -----------              ----------------         --------            --------
(H)(7)         License Agreement with Pacific            37                  2/28/97
               Stock Exchange Inc.

(H)(8)         First Amendment to License                62                  3/1/02
               Agreement with Pacific
               Exchange Inc.

(H)(9)         Second Amendment to License                                                          X
               Agreement with Pacific
               Exchange, Inc.

(H)(10)        License Agreement with                    51                  4/30/99
               Standard and Poor's

(H)(11)        License Agreement with Dow                60                  3/27/01
               Jones regarding the Dow Jones
               U.S. Health Care 100 Plus and
               Dow Jones U.S. Financial 100
               Plus Funds

(H)(12)        Administration Agreement                  55                  5/1/00

(H)(13)        Schedule to Administration                60                  3/27/01
               Agreement reflecting addition
               of and fees applicable to the
               Dow Jones U.S. Health Care 100
               Plus and Dow Jones U.S.
               Financial 100 Plus Funds

(H)(14)        Administration Agreement for              68                  9/11/03
               the Sector Growth Fund

(H)(15)        Loan Agreement with Union Bank            62                  3/1/02
               of California, N.A.

(H)(16)        Agreement of B.C. Ziegler and             67                  5/1/03
               Company Regarding Operating
               Expenses for the Wisconsin
               Tax-Free Fund

(H)(17)        Agreement of B.C. Ziegler and             68                  9/11/03
               Company Regarding Operating
               Expenses for the Dow Jones
               U.S. Health Care 100 Plus and
               U.S. Financial 100 Plus Funds

(I)            Opinion of Counsel                        38                  4/30/97

(J)(1)         Consent of Counsel                                                                   X

(J)(2)         Consent of Independent Auditors                                                      X

(K)            Not Applicable

                                                                 PREVIOUSLY FILED AND INCORPORATED
                                                                       BY REFERENCE FROM:
                                                   -----------------------------------------------------
                                                       1933 ACT
EXHIBIT                                             POST-EFFECTIVE         DATE FILED            FILED
NUMBER                    DESCRIPTION              AMENDMENT NUMBER         WITH SEC            HEREWITH
------                    -----------              ----------------         --------            --------
(L)            Not Applicable

(M)(1)         Amended and Restated                      54                  3/2/00
               Distribution Plan Pursuant to
               Rule 12b-1, including Form of
               Related Agreement with
               Selected Dealers

(M)(2)         Schedule to Distribution Plan             60                  3/27/01
               reflecting addition of and
               fees applicable to the Dow
               Jones U.S. Health Care 100
               Plus and Dow Jones U.S.
               Financial 100 Plus Funds

(M)(3)         Schedule to Distribution Plan             68                  9/11/03
               reflecting addition of and
               fees applicable to the Sector
               Growth Fund

(O)

(P)            Code of Ethics                            55                  5/1/00